                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       MacGregor Sports & Fitness, Inc.
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


           C. Frederick Lebaron, Jr., ESQ., and David S. Guin, ESQ.
- -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    (5) Total fee paid:

- --------------------------------------------------------------------------------

    [X] Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------

                        MACGREGOR SPORTS & FITNESS, INC.
                             8100 WHITE HORSE ROAD
                              GREENVILLE, SC 29611

                                                                 July 5, 1996


Dear Shareholder:


     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting" or "Special Meeting") of MacGregor Sports and Fitness, Inc., a Minnesota corporation ("MSF" or "MacGregor") to be held on Tuesday, July 30, 1996, at 2:00 p.m., Central Daylight Time, at the Marquette Hotel, Galaxy Room, 710 Marquette Avenue, Minneapolis, Minnesota 55402. Only those individuals and entities who were holders of record of shares of MacGregor's Common Stock on July 1, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, MacGregor had 9,244,497 shares of Common Stock issued and outstanding, each of which is entitled to one (1) vote at the Meeting. MacGregor had no shares of any other class of capital stock issued and outstanding as of the Record Date.


     At the Meeting, you will be asked to consider and vote upon the following six (6) proposals described more-fully herein: (i) the sale of the rights to use the MacGregor trademark and various related trademarks (the "MacGregor Rights"), to Hutch Sports U.S.A., Inc. ("Hutch"), a subsidiary of Roadmaster Industries, Inc. ("Roadmaster"); (ii) the execution and delivery of the attached Agreement and Plan of Merger, as amended (the "Merger Agreement"), between MSF, MG Acquisition Subsidiary, Inc., a Minnesota corporation, a newly-formed, wholly-owned subsidiary of MSF ("Subsidiary" or "MG"), and IntraNet Integration Group, Inc. (formerly known as Technical Publishing Solutions, Inc.), a Minnesota corporation ("TPSI"), pursuant to which Subsidiary shall be merged (the "Merger") with and into TPSI, with TPSI as the surviving corporation and as a wholly-owned subsidiary of MSF; (iii) the amendment and restatement of MSF's Articles of Incorporation in their entirety;
(iv) the election of a newly constituted MSF Board of Directors consisting of five members; (v) the adoption and ratification of a new 1994-1997 MSF Stock Option Plan; and (vi) the ratification and appointment of Lund Koehler Cox & Company, PLLP, as MSF's independent auditors for the fiscal years ending March 31, 1997 and March 31, 1998. For ease of reference the post-merger, publicly traded parent company is hereinafter referred to as "IntraNet". YOU SHOULD BE AWARE THAT PROPOSALS (I) AND (II) GIVE RISE TO DISSENTERS' RIGHTS UNDER MINNESOTA LAW. IF YOU WISH TO EXERCISE YOUR DISSENTERS' RIGHTS, YOU MUST FILE A WRITTEN NOTICE OF YOUR INTENT TO DO SO AND REFRAIN FROM VOTING FOR ONE OR BOTH OF PROPOSALS (I) AND (II). A MORE DETAILED DESCRIPTION OF THE PROCEDURE NECESSARY TO EXERCISE YOUR DISSENTERS' RIGHTS APPEARS IN THE ATTACHED PROXY STATEMENT UNDER THE CAPTIONS "SALE OF SUBSTANTIALLY ALL OF MACGREGOR'S
ASSETS TO HUTCH - DISSENTERS' RIGHTS" AND "RATIFICATION AND APPROVAL OF THE MERGER AGREEMENT - DISSENTERS' RIGHTS."

     In connection with the proposed sale of the MacGregor Rights (which comprise substantially all of the assets of MSF) MSF has disposed of the residual liabilities left in its subsidiaries MacGregor Sports Products, Inc. ("MSP") and Carolina

Team Sports,Inc., a South Carolina corporation ("CTS"), by selling all of the issued and outstanding capital stock of MSP and CTS. If the proposed Merger becomes effective, each common shareholder of TPSI will be entitled to receive
1.736 shares of MSF common stock in exchange for each share of Company common stock held, of record, on the Effective Date of the Merger, as defined in the Merger Agreement. In addition, each option or warrant to purchase one share of the common stock of TPSI shall become an option or warrant to purchase 1.736 shares of MSF common stock. Any fractional shares of MSF's common stock resulting from the application of the exchange ratio shall be rounded either to the next higher or lower whole share, as the case may be. If the Amended and Restated Articles of Incorporation of MSF are approved, the rights of MacGregor's shareholders will be affected as described herein.

        THE COMBINED EFFECT OF THE SALE OF THE MACGREGOR RIGHTS AND THE MERGER WILL BE TO CHANGE THE BUSINESS CONDUCTED BY MACGREGOR. The proposed sale of the MacGregor Rights, the Merger and the amendment and restatement of MSF's Articles of Incorporation have each been approved by MSF's Board of Directors and the proposed Merger has been approved by the Boards of Directors of Subsidiary and TPSI. The sale of the MacGregor Rights, the Merger and the amendment and restatement of MSF's Articles of Incorporation are subject to approval by the holders of a majority of the outstanding common stock of MSF. The Merger is also subject to the approval of the shareholders of Subsidiary and TPSI.

     THE MACGREGOR BOARD OF DIRECTORS BELIEVES THAT THE SALE OF THE MACGREGOR RIGHTS, THE MERGER BETWEEN MSF, SUBSIDIARY AND TPSI AND THE AMENDMENT AND RESTATEMENT OF MSF'S ARTICLES OF INCORPORATION ARE EACH IN THE BEST INTEREST OF MACGREGOR SPORTS AND FITNESS, INC. AND ITS SHAREHOLDERS, AND, THEREFORE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF SUCH PROPOSALS. IN ADDITION, THE MACGREGOR BOARD RECOMMENDS RATIFICATION OF THE NEW MSF STOCK OPTION PLAN AND THE APPOINTMENT OF LUND KOEHLER COX & COMPANY, PLLP AS MSF'S AUDITORS.

     Details of the background and reasons for each of the above proposals appear and are explained in the enclosed Proxy Statement. Additional information concerning MacGregor and TPSI is also set forth in the attached Proxy Statement. I urge you to read this material carefully.

     MSF's Board of Directors has engaged two investment bankers, R.J. Steichen & Co. and Summit Investment Corporation ("Summit"), both located in Minneapolis, Minnesota, to advise MSF, its Board of Directors and its shareholders in connection with the Merger and the matters discussed in this Proxy Statement.

     Specifically, MSF's Board of Directors has received a Fairness Opinion dated March 20, 1996 from Summit that the 1.736 Exchange Ratio being offered in the Merger is fair and reasonable from a financial point of view to you, as shareholders. A copy of Summit's Fairness Opinion is attached to the Proxy Statement as Exhibit F.

     In order to ensure that your vote is represented at the Meeting, please indicate your choice on the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. You are also welcome to attend the Meeting, and may revoke your proxy and vote in person at the Meeting even if you have previously returned your proxy card.

Very truly yours,



Henry Fong
Chairman of the Board

PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. IF THE AGREEMENT AND PLAN OF MERGER IS ADOPTED BY MACGREGOR'S SHAREHOLDERS, YOU WILL BE SENT INSTRUCTIONS FROM NORWEST STOCK TRANSFER, MACGREGOR'S TRANSFER AGENT, REGARDING THE SURRENDER OF YOUR EXISTING MACGREGOR SPORTS & FITNESS, INC. STOCK CERTIFICATES.

                        MACGREGOR SPORTS & FITNESS, INC.
                             8100 WHITE HORSE ROAD
                              GREENVILLE, SC 29611



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                           TUESDAY, JULY 30, 1996



TO THE SHAREHOLDERS OF MACGREGOR SPORTS & FITNESS, INC.:

     A Special Meeting of Shareholders (the "Meeting") of MacGregor Sports & Fitness, Inc., a Minnesota corporation ("MSF" or "MacGregor"), will be held in the Galaxy Room of the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, on Tuesday, July 30, 1996, at 2:00 p.m., Central Daylight Time, to consider and act upon the following proposals:

           1. The sale of the rights to use the MacGregor trademark and various related trademarks (the "MacGregor Rights") to Hutch Sports U.S.A., Inc. ("Hutch"), a subsidiary of Roadmaster Industries, Inc. ("Roadmaster");


           2. The approval of the Agreement and Plan of Merger, dated and entered into on January 16, 1996, as amended on March 20, May 31 and July 2, 1996 (the "Merger Agreement"), among MacGregor, IntraNet Integration Group, Inc. (formerly known as Technical Publishing Solutions, Inc.), a Minnesota corporation ("TPSI") and MG Acquisition Subsidiary, Inc., a Minnesota corporation, a wholly-owned subsidiary of MacGregor ("Subsidiary"), a copy of which Merger Agreement is attached hereto as Exhibit and incorporated herein by reference, pursuant to which: (a) Subsidiary will be merged with and into TPSI (the "Merger"), with TPSI as the surviving corporation, and further, with the result that TPSI shall become a wholly-owned subsidiary of MacGregor (for ease of reference, the post-merger, publicly traded parent company is hereinafter referred to as "IntraNet"); and (b) each of the owners of issued and outstanding Company common stock will be entitled to receive 1.736 shares of MacGregor's common stock in exchange and conversion for each share of Company common stock held, of record, on the Effective Date of the Merger, as defined in the Merger Agreement and each option or warrant to purchase one share of the common stock of TPSI outstanding on the Effective Date of the Merger shall become an option or warrant to purchase 1.736 shares of MSF common stock;


           3. The amendment and restatement of MacGregor's Articles of Incorporation to effect a name change, eliminate the classes of preferred stock and reduce the par value of the common stock, as more fully set forth in Exhibit E attached hereto and incorporated herein by reference;

           4. The election of a newly-constituted MacGregor Board of Directors consisting of five (5) members;

           5. The adoption and ratification of a new 1994-1997 MacGregor Stock Option Plan, a copy of which Stock Option Plan is attached hereto as Exhibit H;

           6. The ratification and appointment of Lund Koehler Cox & Company, PLLP as MacGregor's independent auditors for the fiscal years ending March 31, 1997 and March 31, 1998; and

           7. A proposal to adjourn the Meeting to a later date to permit further solicitation of proxies in the event an insufficient number of shares of MacGregor Common Stock are present, in person or by proxy, at the Meeting to approve the Merger Agreement and all of the matters summarized above.

     You should be aware that proposals (i) and (ii) give rise to dissenters' rights under Minnesota law. If you wish to exercise your dissenters' rights, you must file a written notice of your intent to do so and not vote in favor of one or both of proposals (i) and (ii). A more detailed description of the procedure necessary to exercise your dissenters' rights appears in the attached Proxy Statement under the captions "Sale Of Substantially All Of MacGregor's Assets To Hutch - Dissenters' Rights" and "Ratification And Approval Of The Merger Agreement - Dissenters' Rights."


     Only those individuals and entities who were holders of record of shares of MacGregor's Common Stock on July 1, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, MacGregor had 9,144,497 shares of Common Stock issued and outstanding. MacGregor had no shares of any other class of capital stock issued and outstanding as of the Record Date.


                                BY ORDER OF THE BOARD OF DIRECTORS,



                                Henry Fong,
                                Chairman

Dated:  July 5, 1996















     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED STAMPED RETURN ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY AND VOTE YOUR SHARES AT THE MEETING, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED AT THE MEETING.

     AT THIS TIME, PLEASE DO NOT SEND IN ANY OF YOUR OUTSTANDING MSF STOCK CERTIFICATES IN CONNECTION WITH THE MERGER. YOU SHALL RECEIVE SUPPLEMENTAL CORRESPONDENCE FROM NORWEST STOCK TRANSFER, MACGREGOR'S TRANSFER AGENT, CONCERNING THE REISSUANCE OF YOUR SHARES SUBSEQUENT TO, AND CONDITIONED UPON, APPROVAL OF EACH OF THE PROPOSALS SET FORTH ABOVE.

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, JULY 30, 1996


                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
INTRODUCTION................................................................ (iii)

AVAILABLE INFORMATION.......................................................(viii)

SUMMARY OF PROXY STATEMENT.....................................................  1

GLOSSARY OF TECHNICAL TERMS....................................................  6

COMPARATIVE PER SHARE MARKET INFORMATION.......................................  8

PROPOSAL NUMBER I.............................................................. 12
        THE SALE OF SUBSTANTIALLY ALL OF MACGREGOR'S ASSETS TO HUTCH........... 12
                Background..................................................... 12
                The Proposed Transaction....................................... 13
                Management Recommendation and Rationale for the Transaction.... 13
                Dissenter's Rights............................................. 14
                Related Parties................................................ 16

ROPOSAL NUMBER II.............................................................. 17
        APPROVAL OF THE MERGER AGREEMENT....................................... 17

                General Information............................................ 17

                The Merger..................................................... 22
                Management Recommendation and Rationale for the Transaction.... 24
                Opinion of MSF's Financial Advisor............................. 25
                Treatment of MacGregor and TPSI Options and Employee Stock
                  Option Plans................................................. 28
                Interests of Certain Persons in the Merger..................... 29
                Conditions to the Merger; Termination.......................... 29

                Fees and Expenses.............................................. 32


                No Solicitation................................................ 32


                Effective Time of the Merger................................... 32


                Certain Federal Income Tax Consequences........................ 32


                Dissenter's Rights............................................. 33


                Certain Risk Factors to Consider............................... 33


                Management's Discussion and Analysis of Financial Condition


                  and Results of Operations.................................... 37


                  MacGregor.................................................... 37


                  TPSI......................................................... 40



                                      (i)

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                MANAGEMENT.......................................................... 45
PROPOSAL NUMBER III................................................................. 47
        AMENDMENT AND RESTATEMENT OF MACGREGOR'S ARTICLES OF
                INCORPORATION IN THEIR ENTIRETY..................................... 47
                General............................................................. 47
                Management Recommendation and Rationale for the Amendments.......... 47

PROPOSAL NUMBER IV.................................................................. 49
        ELECTION OF A NEWLY CONSTITUTED BOARD OF DIRECTORS OF
                MACGREGOR CONSISTING OF FIVE (5) MEMBERS............................ 49
        SUMMARY COMPENSATION TABLE.................................................. 50
                Certain Transactions................................................ 50

PROPOSAL NUMBER V................................................................... 52
        ADOPTION OF INTRANET SOLUTIONS, INC. 1994-1997 STOCK OPTION PLAN............ 52
                Certain Federal Income Tax Consequences............................. 54

PROPOSAL NUMBER VI.................................................................. 57
        THE RATIFICATION AND APPOINTMENT OF LUND KOEHLER COX &
                COMPANY, PLLP AS MACGREGOR'S INDEPENDENT AUDITORS FOR
                THE FISCAL YEARS ENDING MARCH 31, 1997 AND MARCH 31, 1998........... 57

PROPOSAL NUMBER VII................................................................. 58
        A PROPOSAL TO ADJOURN THE MEETING TO A LATER DATE TO PERMIT
                FURTHER SOLICITATION OF PROXIES IN THE EVENT AN
                INSUFFICIENT NUMBER OF SHARES OF MACGREGOR COMMON STOCK
                IS PRESENT, IN PERSON OR BY PROXY, AT THE MEETING TO
                APPROVE THE MERGER AGREEMENT AND THE MATTERS SUMMARIZED ABOVE....... 58

OTHER BUSINESS...................................................................... 58

EXPERTS............................................................................. 58

CERTAIN LEGAL MATTERS............................................................... 59

EXHIBIT INDEX....................................................................... 60


                                     (ii)

                                  INTRODUCTION


     This Proxy Statement has been prepared in connection with a Special Meeting (the "Meeting") of shareholders of MacGregor Sports & Fitness, Inc., a Minnesota corporation ("MSF" or "MacGregor"), and is being furnished to the holders of MacGregor's Common Stock, $.02 par value ("MacGregor Common Stock"), in connection with the solicitation of proxies by MacGregor's Board of Directors for use at the Meeting. The Meeting will be held in the Galaxy Room of the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Tuesday, July 30, 1996, at 2:00 p.m., Central Daylight Time. Only those individuals and entities who were holders of record of shares of MacGregor's Common Stock on July 1, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, MacGregor had 9,144,497 shares of Common Stock issued and outstanding. MacGregor had no shares of any other class of capital stock issued and outstanding as of the Record Date.


PROPOSALS OF SECURITY HOLDERS

     In the event the Merger described below is approved, any holders of Securities of MacGregor who wish to submit a proposal to be considered at the next annual meeting of Shareholders must insure that such proposal is delivered to IntraNet by April 1, 1997. In the event the Merger described below is not approved, any holders of Securities of MacGregor who wish to submit a proposal to be considered at the next annual meeting of Shareholders must insure that such proposal is delivered to MacGregor by September 1, 1997.

THE SIX PROPOSALS

          The Meeting has been called to consider and vote upon: (i) the sale of all the rights of MacGregor, in and to the "MacGregor" trademark pursuant to certain license agreements and certain related trademarks (the "MacGregor Rights"), which comprise substantially all of MacGregor's assets, to Hutch Sports U.S.A., Inc. ("Hutch"), a subsidiary of Roadmaster Industries, Inc. ("Roadmaster"). MacGregor and Roadmaster are affiliates in that they are both under the indirect control of Mr. Henry Fong; (ii) the ratification of the attached Agreement and Plan of Merger, as amended (the "Merger Agreement"), among MacGregor, MG Acquisition Subsidiary, Inc., a Minnesota corporation ("Subsidiary" or "MG"), and IntraNet Integration Group, Inc. (formerly known as Technical Publishing Solutions, Inc.), a Minnesota corporation ("TPSI"), pursuant to which MacGregor's newly-formed wholly-owned subsidiary, MG, shall be merged (the "Merger") with and into TPSI, with TPSI as the surviving corporation and as a wholly-owned subsidiary of MacGregor (for ease of reference, the post-merger, publicly traded parent company is hereinafter referred to as "IntraNet")(TPSI is not an affiliate of either MSF or Roadmaster); (iii) the amendment and restatement of the MacGregor's Articles of Incorporation in their entirety;
     (iv) the election of a newly constituted MacGregor Board of Directors consisting of five members; (v) the adoption and ratification of a new 1994-1997 MacGregor Stock Option Plan; and (vi) the ratification and appointment of Lund Koehler Cox & Company, PLLP, as MacGregor's independent auditors for the fiscal years ending March 31, 1997 and March 31, 1998. Consummation of the Merger is conditioned upon approval of proposals (i) and (iv) above. If MacGregor's shareholders do not approve the sale of substantially all of MacGregor's assets to Hutch, TPSI will not proceed with the Merger regardless of whether it is approved by MacGregor's shareholders. Each of proposals (iii), (iv), (v), and (vi) above is conditioned on the approval of proposal (ii). If MacGregor's shareholders do not approve the Merger, MacGregor will not take any of the actions described in proposals (iii), (iv), (v) or (vi), regardless of whether such proposals



                                     (iii)
are approved by MacGregor's shareholders. However, the sale of the MacGregor Rights is not conditioned on the shareholders' approval of the Merger. Therefore, if the sale of the MacGregor Rights is approved but the Merger is not, MacGregor will still complete the sale of the MacGregor Rights to Hutch.

     THE COMBINED EFFECT OF THE PROPOSED SALE OF MACGREGOR'S ASSETS AND THE PROPOSED MERGER WILL BE TO ENTIRELY CHANGE THE LINE OF BUSINESS IN WHICH MACGREGOR ENGAGES. The current shareholders of MacGregor will continue to hold Shares of the merged entity. However, the business engaged in by the merged entity will be that of document-based information management systems rather than sporting goods. In addition, the proposed Merger would result in a decrease in the percentage ownership of MacGregor's current shareholders from 100% to as little as 33% of the post-merger entity. See: "Ratification And Approval Of The Merger Agreement-Management Of IntraNet After The Merger."


                                       I.

     Sale of the MacGregor Rights to Hutch. At the Meeting, you will be asked to approve the sale of the MacGregor Rights to Hutch for a purchase price of $2,910,000 payable as follows: (i) $1,000,000 in cash at closing, and (ii) an unsecured promissory note in the amount of $1,910,000. In response to this agreement, MacGregor reduced the carrying value of its intangible assets by $1,200,000, the amount by which the book value of those assets exceeded the actual price MacGregor was able to realize on the sale thereof. See:
"Proposal Number I; The Sale Of Substantially All Of MacGregor's Assets To
Hutch."


                                      II.


      The Merger. At the Meeting, you will be asked to approve and ratify an Agreement and Plan of Merger dated January 16, 1996, as amended on March 20, 1996, May 31, 1996 and July 2, 1996 (the "Merger Agreement"), by and among MacGregor, MG Acquisition Subsidiary, Inc., a Minnesota corporation, a newly-formed, wholly-owned subsidiary of MacGregor ("MG" or "Subsidiary"), and IntraNet Integration Group, Inc. (formerly known as Technical Publishing Solutions, Inc.), a Minnesota corporation ("TPSI"), providing for the merger (the "Merger") of Subsidiary into TPSI. If the proposed Merger is consummated, each outstanding share of TPSI's Common Stock, $.001 par value ("TPSI Common Stock"), will be converted into 1.736 shares (the "Exchange Ratio") of MacGregor Common Stock and each option or warrant to purchase one share of TPSI Common Stock shall become an option or warrant to purchase 1.736 shares of MacGregor Common Stock. TPSI's shareholders shall be entitled to: (a) one time-demand registration rights exercisable for eighteen (18)Emonths after the Effective Date; and (b) piggy-back registration rights exercisable for a period of thirty-six (36) months after the Effective Date. TPSI shareholder Robert F. Olson shall be subject to a one-year lock-up agreement. Based on the closing bid price of $3.1875 of MacGregor Common Stock on the NASDAQ composite tape on January 16, 1996, the Exchange Ratio would have resulted in TPSI's shareholders receiving approximately $57,375,000 in market value of MacGregor Common Stock, if the Merger had been effective on that date. Because the Exchange Ratio is fixed by the Merger Agreement and the market price of MacGregor Common Stock is subject to fluctuation, the market price of MacGregor Common Stock may increase or decrease prior to the Merger, thereby increasing or decreasing the market value of the shares of MacGregor Common Stock which TPSI's shareholders will receive in the Merger. See: "Proposal Number II; Ratification And Approval Of The Merger Agreement."




                                      (iv)

     In the event the proposed Merger is consummated, MacGregor will issue approximately 18,000,000 shares of MacGregor Common Stock in exchange for all of the TPSI Common Stock outstanding at such time, which would constitute, as of the Effective Time, approximately 60% of the outstanding shares of MacGregor Common Stock (or approximately 67% after considering the effect of the outstanding TPSI options and warrants as discussed below) after giving effect to such issuance. MacGregor may also issue up to approximately 5,756,194 additional shares of MacGregor Common Stock upon exercise of outstanding employee stock options granted by TPSI and pursuant to TPSI's employee stock purchase plans, and 272,118 shares issuable pursuant to TPSI stock purchase warrants, which will be assumed by MacGregor in the Merger. The TPSI Stock purchase warrants are immediately exercisable. The employee stock options generally vest over periods of one to five years. The effect of such issuances would be to reduce the percentage ownership of MacGregor's current shareholders from approximately 40% to 33%. (For more information regarding MacGregor or TPSI's outstanding stock options and stock purchase plans, see "Ratification
And Approval Of The Merger Agreement-Treatment Of MacGregor And TPSI Options
And Employee Stock Option Plans.")

     TPSI is a Minneapolis-based technology company focused on document-based information management systems. TPSI's present customer base includes over 200 accounts, primarily Fortune 1500 organizations. In addition to its corporate offices in Minneapolis, TPSI has sales offices in Milwaukee, Denver, and Phoenix, with independent sales representation in Boston and Atlanta. In mid-1994, TPSI began IntraNet Distribution Group, Inc. (formerly known as DocuPro Services, Inc., hereinafter "IDG"), a wholly-owned subsidiary. IDG offers customers a service for off-site electronic document warehousing, electronic demand publishing, and multiple methods of digital distribution of information.

     TPSI will record the transaction as an acquisition and recapitalization. Accordingly, for accounting purposes, TPSI is assumed to be the acquirer. Subsequent to the transaction,the historical financial statements will be those of TPSI. MacGregor will change its fiscal year end to March 31.

                                      III.

     Amendment and Restatement of MacGregor Articles of Incorporation. At the Meeting you will also be asked to approve the amendment and restatement of MacGregor's Articles of Incorporation. The Amended and Restated Articles of Incorporation provide only for the issuance of Common Stock, thereby eliminating MacGregor's ability to issue preferred stock. In addition, the Amended and Restated Articles will change the par value of MacGregor Common Stock from $0.02 to $0.01. Finally, the Amended and Restated Articles will change MacGregor's name from "MacGregor Sports & Fitness, Inc." to "IntraNet Solutions, Inc." See: "Proposal Number III; Amendment And Restatement Of MacGregor's Articles Of Incorporation In Their Entirety."


                                      IV.

     Election of Five Directors. At the Meeting, you will also be asked to elect a new Board of Directors consisting of five (5) members. MacGregor's existing Board of Directors is recommending election of the following five (5) individuals: Henry Fong; Robert F. Olson; Jeffrey J. Sjobeck; Ronald E. Eibensteiner; and David D. Koentopf. Of these nominees, only Mr.Fong currently serves as a director of MacGregor. See: "Proposal Number IV; Election Of A Newly Constituted Board Of Directors Of MacGregor Consisting Of Five (5) Members."



                                      (v)

                                       V.

     Adoption of a New MacGregor 1994-1997 Stock Option Plan. At the Meeting, you will also be asked to approve a new 1994-1997 Stock Option Plan for the benefit of MacGregor's employees, consultants, advisors and non-employee directors. The stock option plan is more fully described herein. See:
"Proposal Number V; Adoption And Ratification Of A MacGregor Stock Option
Plan."


                                      VI.
     Appointment of MacGregor Independent Auditors. At the meeting, you will also be asked to approve, conditioned upon approval of the Merger, the appointment of Lund Koehler Cox & Company, PLLP as MacGregor's independent auditors for the fiscal years ending March 31, 1997 (including any applicable transition periods created by the Merger) and March 31, 1998. Gelfond Hochstadt Pangburn & Co. is MacGregor's current independent auditor. MacGregor's Board of Directors has determined that Lund Koehler Cox & Company PLLP, currently TPSI's independent auditor, would prove more appropriate as independent auditors if the Merger is consummated, due to its familiarity with the business of TPSI. See: "Proposal Number VI; The Ratification And Appointment Of Lund Koehler Cox & Company, PLLP As MacGregor's Auditors For The Fiscal Years Ending March 31, 1997 And March 31, 1998."

VOTING REQUIREMENTS

     Votes Required. Approval of Proposals I, II, and III, the (i) sale of the MacGregor Rights to Hutch, (ii) approval of the Merger, and (iii) approval of MacGregor's Amended and Restated Articles of Incorporation, respectively, require the affirmative vote of the holders of a majority of the outstanding shares of MacGregor Common Stock. Approval of Proposals IV, V and VI, the (i) election of directors, (ii) adoption of a Stock Option Plan and (iii) appointment of MacGregor's independent auditors, respectively, require the affirmative vote of the holders of a majority of the shares of MacGregor Common Stock represented in person or by proxy at the Meeting, assuming a quorum is present at the Meeting. See: "Proxies; Solicitation; Quorum Requirements."

PROXIES; SOLICITATION; QUORUM REQUIREMENTS

     Any person signing and mailing the enclosed proxy may revoke the proxy at any time prior to its exercise by (i) executing a subsequent proxy; (ii) notifying the Secretary of MacGregor of such revocation in a written notice received by him at MacGregor Sports & Fitness, Inc., 8100 White Horse Road, Greenville, South Carolina 29611, prior to the Meeting; or (iii) attending the Meeting and voting in person.

     The cost of solicitation of proxies will be borne by MacGregor. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by directors of MacGregor (each a "Director" and collectively, the "Directors") and executive officers and regular employees of MacGregor. In addition, the firm of D.F. King & Co., Inc., New York, NY, has been retained to assist in the solicitation of proxies for a fee of $4,500 plus reasonable out-of-pocket expenses.

     Shares of MacGregor represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in the proxies. Unless



                                      (vi)
otherwise instructed in the proxy, the agent named in the proxy intends to cast the proxy votes (i)FOR the approval of the sale of the MacGregor Rights to Hutch; (ii) FOR the Merger through the adoption of the Merger Agreement and related transactions; (iii) FOR the approval of the amendment and restatement of MacGregor's Articles of Incorporation; (iv) FOR the election of management's slate of directors; (v) FOR the adoption and ratification of MacGregor's Stock Option Plan; and (vi) FOR the ratification and appointment of Lund Koehler Cox & Company, PLLP as MacGregor's independent auditors for the fiscal years ending March 31, 1997 and March 31, 1998.

     A quorum must be present at the Meeting before action can be taken on the proposals. The presence, in person or by proxy, of the holders of a majority of MacGregor's shares outstanding on the record date is required for a quorum at the Meeting. The shares of MacGregor Common Stock held by Henry and his affiliates Fong present in person or by proxy at the Meeting will be counted in determining whether a quorum is present at the Meeting. As to all anticipated votes, each share will have one (1) vote, except that Mr. Fong and his affiliates California Pro Sports, Inc., Equitex, Inc. and Roadmaster Industries, Inc., who own 1.91%, 21.74% and 1.20% of the outstanding shares of MacGregor Common Stock, respectively, will abstain from voting on Proposal No.
1. As to each matter to be voted on, abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby for any matter submitted to the shareholders for a vote, such shares will be considered to be present for purposes of determining whether a quorum is present, but will not be considered to be present and entitled to vote at the Meeting.

     The presence, in person or by proxy, of the holders of a majority of the MacGregor Common Stock is necessary to constitute a quorum at the Meeting for purposes of the vote of the MacGregor Common Stock. All directors and executive officers and certain other shareholders of MacGregor have agreed to vote the shares of MacGregor Common Stock they hold for the proposals described in this Proxy Statement. These shareholders own an aggregate of 3,608,717 shares of MacGregor Common Stock (approximately 30% of the MacGregor Common Stock entitled to be voted at the Meeting).

     MACGREGOR HAS NOT, AND WILL NOT, FILE A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), COVERING THE SHARES OF MACGREGOR COMMON STOCK TO BE ISSUED IN THE EVENT THE PROPOSED MERGER IS CONSUMMATED. AS SUCH, THE SHARES OF MACGREGOR COMMON STOCK RECEIVED BY TPSI SHAREHOLDERS WILL NOT BE REGISTERED UNDER THE ACT AND SUCH TPSI SHAREHOLDERS WILL NOT BE ABLE TO RESELL SUCH SHARES OF MACGREGOR COMMON STOCK WITHOUT PRIOR REGISTRATION UNDER THE ACT OR PURSUANT TO A SALE WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ALL APPLICABLE STATE LAWS.

     All information concerning MacGregor contained in this Proxy Statement has been supplied by MacGregor, and all information concerning TPSI contained in this Proxy Statement has been supplied by TPSI.


  This Proxy Statement is dated July 5, 1996, and is first being mailed on or about July 5, 1996 to the record holders of MacGregor Common Stock as of July 1, 1996.




                                     (vii)

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN AS CONTAINED HEREIN IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MACGREGOR OR TPSI. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH A PROXY SOLICITATION. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF MACGREGOR OR TPSI SINCE THE DATE HEREOF OR THAT THE INFORMATION SET FORTH OR INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.


                             AVAILABLE INFORMATION

     MacGregor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files periodic reports and other information with the SEC. Such reports and other information filed by MacGregor may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 75 Park Place, New York, New York 10007 and 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports and other information filed by MacGregor also may be inspected at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006.




                                     (viii)

                           SUMMARY OF PROXY STATEMENT

     Certain significant matters discussed in this Proxy Statement are summarized below. This Summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing, or incorporated by reference, elsewhere in this Proxy Statement. Shareholders are urged to review the entire Proxy Statement carefully (including all Exhibits, financial statements and notes thereto and any documents incorporated herein by reference).

Date, Time and Place of Meeting         The Meeting will be held on
                                        Tuesday, July 30, 1996, at 2:00 p.m.,
                                        Central Daylight Time, in the Galaxy
                                        Room of the Marquette Hotel, 710
                                        Marquette Avenue, Minneapolis,
                                        Minnesota.


Record Date                             Holders of record of MacGregor's Common
                                        Stock on July 1, 1996 are entitled to
                                        receive notice of and to vote at the
                                        Meeting.


Purpose of the Meeting                  At the Meeting, or any adjournment
                                        thereof, the holders of MacGregor Common
                                        Stock will be asked to consider and vote upon proposals to: (i) approve the sale of the MacGregor Rights to Hutch, (ii) approve the Merger Agreement and the transactions contemplated thereby, (iii) approve MacGregor's Amended and Restated
                                        Articles of Incorporation (a copy of
                                        which is attached hereto as Exhibit E),
                                        (iv) elect a new slate of directors,
                                        (v) approve and adopt a new MacGregor
                                        Stock Option Plan, and (vi) approve the
                                        appointment of MacGregor's independent
                                        auditors.

                                        Required Votes
                                        Approval of Proposals I, II and III,
                                        the (i) sale of the MacGregor Rights to
                                        Hutch, (ii) approval of the Merger, and
                                        (iii) approval of MacGregor's Amended
                                        and Restated Articles of Incorporation,
                                        respectively, requires the affirmative
                                        vote of the holders of a majority of
                                        the outstanding shares of MacGregor
                                        Common Stock.  Approval of Proposals
                                        IV, V, and VI, the (i) election of
                                        directors, (ii) adoption of a Stock
                                        Option Plan and (iii) appointment of
                                        MacGregor's independent auditors,
                                        respectively, requires the affirmative
                                        vote of the holders of a majority of
                                        the shares of MacGregor Common Stock
                                        represented in person or by proxy at
                                        the Meeting.

Sale of Assets                          MacGregor intends to sell substantially
                                        all of its assets. MacGregor intends to
                                        sell the MacGregor Rights to Hutch
                                        for a purchase price of $2,910,000;
                                        consisting of $1,000,000 in cash and
                                        $1,910,000 in the form of an unsecured
                                        promissory note. MacGregor has disposed
                                        of its
                                                subsidiaries MacGregor Sports
                                                Products, Inc., a Delaware
                                                corporation ("MSP") and Carolina
                                                Team Sports, a  South Carolina
                                                corporation ("CTS") by selling
                                                them for a purchase price of
                                                $10. A detailed description of
                                                disposition of the MacGregor
                                                Rights by MSP appears later in
                                                this Proxy Statement at pages
                                                12-14.  The combined effect of
                                                the proposed sale of assets and
                                                the Merger (see below) will be
                                                to change the nature of
                                                MacGregor's business.  See:
                                                "The Sale Of Substantially All
                                                Of MacGregor's Assets To Hutch -
                                                The Proposed Transaction."


Recommendation of Board of Directors            The Board of Directors
                                                believes that disposition of
                                                the MacGregor Rights will allow
                                                it to maximize the value of
                                                those assets while at the same
                                                time relieving MacGregor of
                                                potential liabilities.
                                                Management has investigated the
                                                sale of the MacGregor Rights to
                                                other parties and believes the
                                                proposed transaction offers the
                                                best outcome for the MacGregor
                                                and its shareholders.  See:
                                                "The Sale Of Substantially All
                                                Of MacGregor's Assets To Hutch
                                                - Management Recommendation And
                                                Rationale For The Transaction."

Interests of Certain Persons in Sale of Assets  Henry Fong, Chairman of the
                                                MacGregor's Board of Directors,
                                                is also the President and
                                                Chairman of the Board, and
                                                indirectly a controlling
                                                shareholder of, Roadmaster and
                                                Chairman of California Pro
                                                Sports, Inc. ("California
                                                Pro").  Because all of
                                                MacGregor, Roadmaster and
                                                California Pro are indirectly
                                                under the common control of
                                                Mr.Fong, Roadmaster and
                                                California Pro are considered
                                                affiliates of MacGregor for SEC
                                                reporting purposes.  In
                                                addition, Mr.Fong is the
                                                President, a director and
                                                controlling shareholder of
                                                Equitex, Inc. ("Equitex"), a
                                                Denver-based business
                                                development company.  Equitex
                                                is a principal shareholder of
                                                MacGregor and also owns
                                                some 10.2% of the stock of
                                                Roadmaster. Through his
                                                affiliation with Equitex,
                                                Roadmaster and California Pro,
                                                Mr. Fong, who owns no shares of
                                                MacGregor Common Stock and
                                                warrants to purchase only
                                                250,200 shares of MacGregor
                                                Common Stock in his own name,
                                                may be deemed to be a
                                                beneficial owner of 3,342,517
                                                shares of MacGregor Common
                                                Stock and warrants to purchase
                                                250,200 shares of MacGregor
                                                Common Stock. See:  "The Sale
                                                Of Substantially All Of
                                                MacGregor's Assets to Hutch -
                                                Related Parties."



The Merger                                      At the Effective Time (as
                                                defined below), TPSI will be
                                                merged into Subsidiary, and
                                                each outstanding share of
                                                TPSI Common Stock will be
                                                converted into 1.736 shares
                                            of MacGregor Common Stock and each
                                            option or warrant to purchase one
                                            share of TPSI Common Stock shall
                                            become an option or warrant to
                                            purchase 1.736 shares of MacGregor
                                            Common Stock.  Based on the closing
                                            bid price of $3.1875 of MacGregor
                                            Common Stock on the NASDAQ SmallCap
                                            Market ("NASDAQ") composite tape on
                                            January 16, 1996, the Exchange
                                            Ratio would have resulted in TPSI
                                            shareholders receiving
                                            approximately $57,375,000 in market
                                            value of MacGregor Common Stock, if
                                            the Merger had been effective on
                                            that date.  Because the
                                            Exchange Ratio is fixed by the
                                            Merger Agreement and the market
                                            price of MacGregor Common Stock is
                                            subject to fluctuation, the market
                                            price of MacGregor Common Stock may
                                            increase or decrease prior to the
                                            Merger, thereby increasing or
                                            decreasing the market value of the
                                            shares of MacGregor Common Stock
                                            that TPSI shareholders will receive
                                            in the Merger. See:  "Approval Of
                                            The Merger Agreement - The Merger."

IntraNet Integration Group, Inc. (formerly  TPSI is a Minneapolis-based
known as Technical Publishing Solutions,    technology company focused on
Inc.)                                       document-based information
                                            management  systems.  TPSI's
                                            present customer base includes over
                                            200 accounts, primarily Fortune
                                            1500 organizations.  In addition to
                                            its corporate offices in
                                            Minneapolis, TPSI has sales offices
                                            in Milwaukee, Denver, and Phoenix,
                                            with independent sales
                                            representation in Boston and
                                            Atlanta.  In mid-1994, TPSI began
                                            IntraNet Distribution Group, Inc.
                                            (formerly known as DocuPro
                                            Services, Inc., hereinafter "IDG"),
                                            a wholly-owned subsidiary.  IDG
                                            offers customers a service for
                                            off-site electronic document
                                            warehousing, electronic demand
                                            publishing, and multiple methods of
                                            digital distribution of
                                            information.  See: "Approval Of The
                                            Merger Agreement - Management Of
                                            MacGregor After The Merger."


Recommendation of Board of Directors        MacGregor's Board of Directors,
                                            after considering many issues (as
                                            more fully  discussed herein) but
                                            which include, although not limited
                                            to, the Fairness Opinion discussed
                                            herein, has determined that the
                                            proposed Merger is fair and in the
                                            best interest of MacGregor and its
                                            shareholders.  As such, MacGregor's
                                            Board of Directors recommends
                                            approval of the proposed merger.
                                            See:  "Approval Of The Merger
                                            Agreement -  Management
                                            Recommendation And Rationale For
                                            The Transaction."

Closing Date and Effective Time of    If the Merger Agreement is approved and
the Merger                            ratified at the Meeting, and all other
                                      conditions to the Merger have been met (or waived), the parties expect the Merger to be effective on the day of the Meeting, or shortly thereafter, upon the filing of Articles of Merger with the Minnesota
                                      Secretary of State. The time of such
                                      filing is referred to in this Proxy
                                      Statement as the "Effective Time." See:
                                      "Approval Of The Merger Agreement -
                                      Effective Time Of The Merger."

Conditions to Merger                  The respective obligations of MacGregor
                                      and TPSI to consummate the Merger are
                                      subject to a number of contingencies
                                      relating to MacGregor's financial
                                      condition at the Effective Time.  In
                                      addition, TPSI and MacGregor must have
                                      completed a satisfactory due diligence
                                      of the other, all representations and
                                      warranties of the parties must be true as of the Effective Time, all covenants must have been performed and there must have been no material adverse change relating to either entity. See:
                                      "Approval Of The Merger Agreement -
                                      Conditions To The Merger; Termination."

Dissenter's Rights                    Pursuant to Section 302A.471 of the
                                      Minnesota Business Corporations Act,
                                      holders of record of MacGregor Common
                                      Stock who file a written objection to the Sale of the MacGregor Rights and/or the Merger with MacGregor at or prior to the time the vote is taken at the Meeting, and who do not vote in favor of the Sale of the MacGregor Rights or the Merger, may make written demand on MacGregor for payment of the fair value of their shares. Persons whose shares are not owned of record by them and who desire to make such written demand should contact the holder of record. Any shareholder failing to make such demand within the statutory period will lose his or her right to receive payment of the fair value of his or her shares and will be bound by the terms of the Sale of the MacGregor Rights and the Merger
                                      Agreement, assuming such transactions are approved by the holders of MacGregor
                                      Common Stock as a whole. THE FAILURE BY A
                                      SHAREHOLDER TO TAKE ANY STEP IN A TIMELY
                                      MANNER IN CONNECTION WITH THE EXERCISE OF
                                      SUCH DISSENTERS'  RIGHTS MAY RESULT IN
                                      TERMINATION OR  WAIVER OF DISSENTERS'
                                      RIGHTS. Accordingly, shareholders who
                                      seek to perfect such rights are advised to follow the statutory procedures precisely as set forth in Minnesota
                                      Statutes, Section  302A.473, copies of
                                      which are appended  hereto as Exhibit G.
                                      See:  "Sale of  Substantially All Of

                                      MacGregor's Assets To Hutch -
                                      Dissenter's Rights," "Approval Of The
                                      Merger Agreement - Dissenter's Rights,"
                                      and Exhibit G to this Proxy  Statement.

Termination of Merger Agreement       In the event that one party is unable or
                                      unwilling to consummate the Merger for
                                      reasons other than those specifically
                                      provided for in the Merger Agreement, the party who fails or refuses to perform is required to pay all of the other party's out-of-pocket expenses relating to the
                                      Merger as well as a termination or
                                      "break-up" fee in the amount of $100,000.
                                      The failure of the shareholders to
                                      approve the Sale of the MacGregor Rights would not trigger the "break up" fee.
                                      See:  "Approval Of The Merger Agreement -
                                      Conditions To The Merger; Termination."

Federal Income Tax Consequences       The Merger is expected to qualify as a
                                      tax-free reorganization under Sections
                                      368(a)(1)(A) and 368(a)(2)(E) of the
                                      Internal Revenue Code of 1986, as
                                      amended. However, no ruling will be
                                      requested from the Internal Revenue
                                      Service (the "IRS") as to the federal
                                      income tax consequences of the Merger.
                                      See:  "Approval Of The Merger Agreement -
                                      Certain Federal Income Tax Consequences."

Effect of Amendment and Restatement   The Amended and Restated Articles
    of Articles of Incorporation      of Incorporation will provide for the
                                      issuance of only Common Stock,
                                      thereby eliminating the A,
                                      B, and C series of preferred stock and
                                      the potential series of undesignated
                                      preferred stock currently authorized. In addition, the Amended and Restated
                                      Articles will change the par value of
                                      MacGregor Common Stock from $0.02 to
                                      $0.01.  Finally, the Amended and Restated
                                      Articles will change MacGregor's name
                                      from "MacGregor Sports & Fitness, Inc."
                                      to "IntraNet Solutions, Inc."  See:
                                      "Proposal Number III; Amendment And
                                      Restatement Of MacGregor's Articles Of
                                      Incorporation In Their Entirety."

MacGregor Stock Option Plan           The Merger Agreement provides that
                                      MacGregor will adopt a new Stock Option
                                      Plan substantially equivalent to TPSI's
                                      existing 1994-1997 Stock Option Plan.
                                      The terms of the proposed Stock Option
                                      Plan are more fully described herein. At the Effective Time there will be options to purchase 3,315,780 shares of TPSI
                                      Common Stock outstanding.  The
                                      obligations under these options will be
                                      assumed by MacGregor as part of the
                                      Merger and will become options to
                                      purchase approximately 5,756,194 shares
                                      of MacGregor Common

                                    Stock.  At the Effective Time, there
                                    will be options to purchase 50,000 shares of MacGregor Common Stock outstanding under MacGregor's existing Stock Option Plan.
                                    See: "Proposal Number V; Adoption And
                                    Ratification Of A MacGregor Stock Option
                                    Plan."


                          GLOSSARY OF TECHNICAL TERMS



CAD File.               A file containing an electronic drawing created using
                        Computer Automated Design Software.

Computer Network.       A group of one or more computers connected together for
                        the purpose of sharing data and networked resources such as printers, modems or fax servers.

Data Vault System.      Secure electronic storage of data files using document
                        management software combined with database management software.

Digital Document
 Distribution.          Distribution of documents through a computer network by
                        sending the version contained in a computer file rather than a version printed on paper.

Digital Document
 Management.            Software technology that manages information contained
                        in electronic document files, or unstructured data, providing revision control, configuration management, and workflow.

Distribution
 Technology.            The various methods of using state-of-the-art
                        technology to distribute documents, both electronically and in hardcopy.

Disaster Recovery
 System. A combination of hardware and software designed to provide automated backup and archiving of computer files to allow rapid recovery in the event of a catastrophic loss of data.

Document-based
 Information
 Management System.     Software technology that manages business critical
                        documents and the information contained in those documents by automating and accelerating the creation, assembly, control, modification and distribution of these documents.

Electronic Document
 Warehousing.           Using digital document management technology to provide
                        off-site storage of documents contained in computer files.

Electronic Demand
 Publishing.            Providing printed documents "on demand" through the use
                        of high-speed laser printers in order to reduce inventory and production costs of frequently revised documents.

Hardware Platform.      A standard computer hardware configuration on which a
                        comprehensive approach to a computer solution of a problem can be based. Examples of well-known hardware platforms include the IBM PC and MacIntosh personal computers.

Hypertext Link.         An automatic link for navigation between electronic
                        documents activated by point and click with a computer mouse.

Internet.               An Open global network of interconnected commercial,
                        educational and governmental computer networks which utilize a common communications protocol. TCP/IP.

Intranet.               An organization's private network of its local area
                        networks which utilize Internet data formats and communications protocols, and which may use the Internet's facilities as the backbone for network communications.

Overlay File.           A file containing markup to communicate changes to a
                        computer file.

Post-script.            An industry standard data file format for communication
                        with printing devices.

System Integrator.      An organization that specialized in delivering
                        solutions to end-user organizations by combing a variety of software components and integrating them into a complete end-user solution.

Unstructured Business-
 Critical Data.         Information that typically exists in the form of word
                        processing documents, spreadsheets, or CAD files that are maintained on a variety of hardware platforms with little compatibility or data sharing capability between systems.
Value Added Reseller
  (VAR).                A business that purchases equipment or software from a
                        vendor, usually at a discount, adds value and resells the altered product.

Web. A collection of electronically retrievable documents related by hypertext links.

Web Generation.         The process of programmatically constructing a set of
                        interlinked electronic documents (A Web.)

Workflow A computer application which provides management, control and tracking of a business process such as the routing of a business document for approval signatures.

World Wide Web.  (WWW).  The worldwide collection of electronically retrievable hypertext linked documents resident on the Internet. This worldwide collection of documents is unified by standard file format and retrieval protocol standards to allow document retrieval as if from a single library.



                    COMPARATIVE PER SHARE MARKET INFORMATION

     MacGregor's Common Stock is traded on the NASDAQ Small Cap Market ("NASDAQ") under the symbol MACG. TPSI's Common Stock is not traded on any market and is closely held by five shareholders.

     The table below reflects the high ask and low bid prices of MacGregor Common Stock on the NASDAQ composite tape as reported by IDD Information Services for the periods indicated.


                                                 MACGREGOR
                                                   STOCK
                                             -----------------
                                             HIGH ASK  LOW BID
                                             --------  -------




           FISCAL YEAR ENDING JULY 31, 1996
              1st Quarter                    1-5/16    1-3/16
              2nd Quarter                    4-1/16    1-3/8
              3rd Quarter                    3-13/16   2-3/8
              4th Quarter to May 31, 1996    5-7/8     2-3/8

           FISCAL YEAR ENDING JULY 31, 1995
              1st Quarter                    1-5/16    3/8
              2nd Quarter                    1-3/16    5/8
              3rd Quarter                    1-1/16    23/32
              4th Quarter                    1-5/16    23/32


           FISCAL YEAR ENDING JULY 31, 1994
              1st Quarter                    1-3/4     15/16
              2nd Quarter                    1-9/16    15/16
              3rd Quarter                    1-1/8     7/16
              4th Quarter                    3/4       1/4

           FISCAL YEAR ENDING JULY 31, 1993
              1st Quarter                              2-1/21-1/4
              2nd Quarter                    2         1-1/2
              3rd Quarter                    1-3/4     7/8
              4th Quarter                    1-5/8     3/4

     On January 15, 1996, the business day preceding the public announcement of the execution of the Merger Agreement, the high ask and low bid price per share of MacGregor Common Stock on the NASDAQ composite tape were $4-1/16 and $3-1/2, respectively, and the closing sale price was $3.75. Based on the closing sale price, the Exchange Ratio would have resulted in TPSI's shareholders receiving approximately $67,500,000 in market value of MacGregor Common Stock. On

May 31, 1996, the high ask and low bid price of MacGregor Common Stock on the NASDAQ composite tape were 5-7/8 and 5 respectively. Based on this price, the Exchange Ratio would have resulted in TPSI's shareholders receiving approximately $90,000,000 in market value of MacGregor Common Stock. On October 4, 1995, the business day preceding the public announcement of the execution of the Letter of Intent with respect to the Merger, the high ask and low bid price of MacGregor Common Stock on the NASDAQ composite tape were $1.94 and $1.63 respectively. As of July 1, 1996, there were approximately 1,606 holders of record of MacGregor Common Stock. MacGregor has not declared any cash dividends on any class of equity securities, including the MacGregor Common Stock during the two-year period preceding the date hereof.


     Shareholders are advised to obtain current market quotations for MacGregor Common Stock. No assurance can be given as to the market price of MacGregor Common Stock at the Effective Time.


                    HISTORICAL AND PRO FORMA PER SHARE DATA


                                   IntraNet Intregration Group, Inc.                   MacGregor Sports and Fitness, Inc.
                             (f/k/a/ Technical Publishing Solutions, Inc.)
                      ------------------------------------------------------------ ----------------------------------------
                                                                   Twelve months
                      Year ended March      Year ended March           ended          Year ended       Nine months ended
                         31, 1995              31, 1996            March 31, 1996    July 31, 1995      April 30, 1996
                       (Historical)          (Historical)          (pro forma)(1)     (Historical)       (Historical)
                      ------------------------------------------------------------ ----------------------------------------
Book value per share        $0.02               $0.00                  $0.09              $0.15               $0.26

Cash dividends
declared per share          None                None                   None               None                None

Loss from
continuing
operations per
share                       $0.00              ($0.02)                ($0.01)            ($0.14)             ($0.31)

      (1) On January 16, 1996, TPSI and its then sole shareholder entered into an Agreement and Plan of Merger with MacGregor. MacGregor is a publicly traded non-operating entity. At Closing, TPSI's shareholders will receive approximately 60% of the then outstanding common stock of MacGregor in exchange for their 10,000,000 outstanding shares of TPSI common stock. Pro forma adjusted to record (i) MacGregor's transactions in anticipation of the merger and (ii) this transaction as an acquisition and recapitalization including estimated transaction costs.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                  (f/k/a TECHNICAL PUBLISHING SOLUTIONS, INC)
                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION


                                                                                 TWELVE MONTH PERIOD
                                                                                   ENDED MARCH 31,
                                                                                        1996
                                       YEAR ENDED MARCH 31,                          PRO FORMA (2)
                      ----------------------------------------------------      -----------------------
                         1994                1995                  1996
                      -----------          -----------          ----------
STATEMENT OF
OPERATIONS DATA:
Revenues              $7,245,223           $10,446,661         $14,235,742        $14,235,742
Cost of revenues       5,223,914             7,600,690          10,708,253         10,708,253
                      ----------           -----------         -----------         ----------
Gross profit           2,021,309             2,845,971           3,527,489          3,527,489
Operating expenses     1,830,720             2,612,262           3,670,773          3,670,773
Interest expense          23,143                97,033             230,293            230,293
                      ----------           -----------         -----------          ---------
Income (loss)
before income taxes      167,446               136,676            (373,577)          (373,577)
Provision for
(benefit of) income
taxes                     64,000                64,553            (125,770)          (125,770)
                      ----------           -----------         -----------           ---------
Net income (loss)       $103,446               $72,123         $  (247,807)      $   (247,807)
                      ==========           ===========         ===========       =============
Net income (loss)
per share                  $0.01                 $0.00         $     (0.02)      $      (0.01)
                      ==========           ===========         ===========       =============
Shares used in per
share calculation     20,000,000            20,467,290          12,916,667         29,700,003
                      ==========           ===========         ===========       =============

                                             MARCH 31, 1995                MARCH 31, 1996
                                             --------------       --------------------------------
                                                 ACTUAL           ACTUAL              PRO FORMA(1)
                                             --------------       --------------------------------
BALANCE SHEET DATA:
Working capital
(deficiency)                                     ($11,801)     ($1,076,767)             $1,723,233
Total assets                                    3,878,832        5,712,866               8,512,866
Total liabilities                               3,471,108        5,734,049               5,734,049
Retained earnings (deficit)                       396,160          (22,265)                (22,265)
Shareholders' equity (deficiency)                 407,724          (21,183)              2,778,817

- --------------------
      (1) On January 16, 1996, IIGI (or TPSI) and its then sole shareholder entered into an Agreement and Plan of Merger with MacGregor. MacGregor is a publicly traded non-operating entity. At Closing, TPSI's shareholders will receive approximately 60% of the then outstanding common stock of MacGregor in exchange for their 10,000,000 outstanding shares of IIGI common stock. Pro forma adjusted to record (i) MacGregor's transactions in of the merger and (ii) this transaction as an acquisition and recapitalization including estimated transaction costs.
            (2) As pro forma adjusted to reflect the reverse merger identified in Note 1, above, as if it had occurred on April 1, 1995. Since MSF will be a nonoperating entity at the date of the transaction, none of the revenues or expenses of MSF would have resulted during the period had the transaction occurred on April 1, 1995. Accordingly, the pro forma adjustments reflect the removal of these revenue and expense items.

              MACGREGOR SPORTS AND FITNESS, INC. AND SUBSIDIARIES
                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION








                                                 Year Ended July 31,                   Nine Months Ended April 30,
                                                 -------------------                   ---------------------------
                                               1994               1995                   1995             1996
                                               ----               ----                   ----             ----
Statement of operations data:
Revenues                                   $ 2,684,933        $   765,635             $ 627,115           141,667
Cost of revenues                             1,872,198            446,471               328,239                 0
                                           -----------        -----------             ---------        ----------
Gross profit                                   812,735            319,164               298,876           141,667
Operating expenses                           2,538,340          1,298,657               575,311         3,164,998
Other expenses                                 129,662            165,310                92,081            50,330
                                           -----------        -----------             ---------        ----------
(Loss) before extraordinary item            (1,855,267)       (1,144,803)             (368,516)        (3,073,661)
Extraordinary item                                   0                  0                     0           119,787
Provision for (benefit of) income taxes              0                  0                     0                 0
                                           -----------        -----------             ---------        ----------
Net (loss)                                 ($1,855,267)      ($1,144,803)            ($368,516)       ($2,953,874)
                                           ===========        ===========             =========        ==========
Net (loss) per share, before
extraordinary item                                  --                 --                     -             ($.32)
                                           ===========        ===========             =========        ==========
Net (loss) per share                            ($0.26)           ($0.14)                ($.05)             ($.31)
                                           -----------        -----------             ---------        ----------
Shares used in per share calculation         7,376,483          8,169,622             8,143,312         9,652,274
                                           ===========        ===========             =========        ==========

                                                                    JULY 31, 1995         APRIL 30, 1996
                                                                    -------------         --------------
BALANCE SHEET DATA:
Working capital (deficiency)                                        ($2,166,528)               $81,836
Total assets                                                          4,284,808              3,014,715
Total liabilities                                                     3,012,173                      0
Accumulated deficit                                                  (7,293,370)           (10,247,246)
Stockholders' equity                                                  1,272,635              3,014,715

                               PROPOSAL NUMBER I:

              THE SALE OF SUBSTANTIALLY ALL OF MACGREGOR'S ASSETS
                                    TO HUTCH

BACKGROUND

     MacGregor's assets are its ownership of all of the rights in and to the "MacGregor" trademark pursuant to certain license agreements and certain related assets (the "MacGregor Rights"). The MacGregor trademark is owned by MacMark Corporation, a Delaware corporation ("MacMark") and any transfer of the MacGregor Rights requires the approval of MacMark. MSP acquired these rights in connection with the acquisition of assets from MacGregor Sports, Inc. in a sale in the Bankruptcy Court in Milwaukee, Wisconsin, pursuant to Section 363 of the Bankruptcy Code. The license agreements and other rights described above are carried on MacGregor's balance sheet at a value of $2,932,879 as of April 30, 1996. Effective October 7, 1993, MSP entered into an agreement (the "Distribution Agreement") with Roadmaster Corporation ("RMC") whereby RMC, a wholly-owned subsidiary of Roadmaster, acquired the exclusive rights to distribute sports, recreational and fitness products under the MacGregor trademark, subject to certain territorial limitations and restrictions set forth in other licensing agreements of MacGregor. The Distribution Agreement provided for an initial term of five years, with an option to renew for an additional five year term with a minimum annual royalty. The Distribution Agreement provides that RMC will pay MacGregor on a quarterly basis, percentage-based royalties on net revenues generated from sales of the MacGregor products, with minimum cumulative royalties.

     Under the terms of the Distribution Agreement, MSP and MacGregor received cash of approximately $1,631,000 in exchange for accounts receivable with a book value of $427,000, $623,000 of inventory, and $30,000 of equipment, resulting in a $551,000 write off of the carrying value of the MacGregor license costs. That amount included payment of MSP's then existing revolving line of credit; payment of $276,000 to satisfy commissions owed to, and to settle the exclusive representation agreement with, the company which had been marketing the MacGregor branded products; $186,000 for the reduction of certain notes payable and $729,000 for the reduction of certain accounts payable and accrued expenses.

     CTS formerly sold retail sporting goods and team sports equipment in the Greenville, South Carolina area. In December 1993, management elected to restructure CTS. The restructure included the novation of a government contract effective December 1, 1993 whereby a new contract was created on the same terms as the original contract and a new party substituted for CTS, the elimination of the team division sales organization and support staff and the closure of a team sports operation in Spartanburg, South Carolina. These actions were taken to reduce costs and minimize usage of working capital.

     In conjunction with the restructure, approximately $175,000 of inventory and $50,000 of book value of fixed assets were sold to an unrelated third party for $208,000. The proceeds were used to reduce CTS' revolving credit line with the Branch Bank & Trust from $569,000 to $400,000, and to repay certain trade accounts payable.

     In May 1995, CTS did not renew its retail lease and ceased operations.
Its furniture and equipment were sold for a loss of approximately $19,000. CTS is no longer in business.

THE PROPOSED TRANSACTION

     Beginning in December 1994, as previously disclosed, MacGregor began discussions with RMC, an affiliate, to either grant an extension of the Distribution Agreement, and/or to grant an option to RMC to acquire all of the MacGregor's interests in and to the MacGregor Rights. On October 5, 1995 MSF and TPSI signed a letter of intent with respect to the merger. One of the conditions negotiated between MSF and TPSI in connection with the Letter of Intent was that MSF sell the MacGregor Rights to a third-party. In December 1995, RMC approached MacGregor with the following proposal for the acquisition of MacGregor's rights in and to the MacGregor Rights.

     RMC offered to acquire the MacGregor Rights, through and in the name of RMC's affiliate Hutch, for a purchase price of $2,910,000, payable as follows:
$1,000,000 in cash at the Closing and delivery of a one (1) year unsecured installment promissory note in the amount of $1,910,000 to be paid in twelve equal monthly installments which bears interest at a rate equal to the prime or base rate from time to time publicly announced by Bank America N.A. MacGregor has accepted the offer, which will close concurrently with the Merger but be effective February 1, 1996, subject to the approval of MacGregor's shareholders and MacMark Corporation, a Delaware corporation ("MacMark"), the owner and licensor of the MacGregor trademark. In response to the agreement, MSF reduced the carrying amount of its intangible assets at January 31, 1996 by $1,200,000. Previously, MSF was anticipating realizing approximately $4 million on its sale of the MacGregor Rights. However, in late 1995, due to the competitive retail environment that the MacGregor trademarks operate in, management believes the $2.9 million sales price stated in the agreement is the maximum amount that a buyer would offer. Over the last two years, management has investigated the sale of the MacGregor Rights with four other potential buyers and based on the results of these other negotiations, believes the transaction with RMC offers the best outcome for MSF and its shareholders.

     The completion of the Sale of the MacGregor Rights to Hutch is a condition to the obligations of MSF and TPSI to effect the Merger. However, the sale of the MacGregor Rights is not conditioned on the shareholders' approval of the Merger. Therefore, if the sale of the MacGregor Rights is approved but the Merger is not, MSF will still complete the sale of the MacGregor Rights to Hutch and its assets will then consist of $1,000,000 in cash and a $1,900,000 promissory note and will continue to pursue strategic alternatives.


MANAGEMENT RECOMMENDATION AND RATIONALE FOR THE TRANSACTION

     MacGregor has not had sufficient working capital required to grow the MacGregor sporting goods business to higher levels of revenue and profitability, and therefore, entered the Distribution Agreement in 1993. However, the level of cash flow from the royalties under the Distribution Agreement does not provide assurance on an ongoing basis that MacGregor will have sufficient cash flow to pay for its operating and other expenses, nor does it provide a sufficient capital base for MacGregor to engage in other business opportunities. In addition, as of July 31, 1995 and through the present, MacGregor was not and is not in compliance with certain conditions, including financial ratios, for the continuation of the MacMark licenses, making it necessary for MacGregor to seek some other arrangements whereby it might best realize the value of its ownership of the MacGregor Rights. Conversely, Roadmaster and Hutch have been reluctant to expend the capital investment and other costs necessary to maximize the potential value of the MacGregor Rights in the absence of long term control over the MacGregor Rights and the additional value therein resulting from the expenditure of such investment and costs. Over the last two years management considered alternatives to the sale of the MacGregor Rights including bank financing and raising additional equity. In that regard, management concluded that it had no assets on which to borrow. Moreover, in the judgment of management, MSF would not have been able to raise additional equity without expanding or changing its line of business. Based on this analysis, management decided to search for a merger or acquisition partner, and engaged R.J. Steichen & Co. to assist in that process. Disposition by MacGregor of the MacGregor Rights will allow MacGregor to realize the value in the MacGregor Rights and to create a pool of cash assets which make it a more attractive merger partner to TPSI. Management has investigated the sale of the MacGregor Rights with four other parties. Discussions with three of the parties ended after preliminary due diligence discussions and disclosures with such parties losing interest in pursuing proposals before any discussion of price and terms were reached. Discussions with the fourth party ended in 1995, when that party indicated it was not interested in a transaction which included any cash consideration. Based on the results of those negotiations, management believes the proposed transaction offers the best current alternative for MacGregor and its shareholders. MANAGEMENT THEREFORE RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED TRANSACTION.

DISSENTER'S RIGHTS

     The sale of substantially all of MacGregor's assets, as well as the Merger, triggers dissenter's rights under Minnesota law. TPSI has the right to abandon the Merger if shareholders holding more than 5% of the MacGregor Common Stock assert their dissenters' rights in connection with the Merger. In the event that shareholders holding less than 5% of the MacGregor Common Stock assert dissenters' rights or TPSI chooses to waive the limitation of dissenters' rights as a condition precedent to the Merger, the Merger will proceed and dissenting shareholders of MacGregor may assert a right for payment for their shares under Minnesota law.

     The rights of dissenting holders of MacGregor Common Stock are governed by Sections 302A.471 and 302A.473 of the Minnesota Business Corporations Act.

     THE FOLLOWING IS A SUMMARY OF THE STATUTORY PROCEDURES TO BE FOLLOWED BY HOLDERS OF MACGREGOR COMMON STOCK IN ORDER TO DISSENT FROM THE SALE OF THE MACGREGOR RIGHTS AND/OR THE MERGER AND PERFECT APPRAISAL RIGHTS UNDER MINNESOTA LAW. THESE SUMMARIES ARE NOT INTENDED TO BE A COMPLETE STATEMENT OF SUCH PROCEDURES AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXTS OF SUCH STATUTE, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT G.

     In general, a holder of shares as of the Record Date who objects to the sale of the MacGregor Rights and/or the Merger and who has not voted in favor of the sale of the MacGregor Rights and/or the Merger, may be entitled to a judicial determination of the fair value of his or her shares and payment hereof by the surviving corporation (the "Surviving Corporation"). Any holder of MacGregor Common Stock who elects to exercise his or her dissenter's rights must file a written notice thereof with MacGregor before MacGregor's Special Meeting, or at the Special Meeting but before the vote is taken. The written notice is required in addition to and separate from any proxy or vote against the sale of the MacGregor Rights and/or the Merger. Neither voting against nor failure to vote for the sale of the MacGregor Rights and/or the Merger will constitute the notice required to be filed by an objecting shareholder. A shareholder voting for the sale of the MacGregor Rights and/or the Merger will be deemed to have waived his or her dissenter's rights. A signed proxy that is returned but which does not contain any instructions as to who it should be voted will be voted in favor of the sale of the MacGregor Rights and the Merger and will be deemed a waiver of dissenter's rights. Any proxy may be revoked before it is exercised.

     A shareholder may not dissent as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all shares that are beneficially owned by another person but registered in the name of the shareholder and the shareholder discloses the name and address of the beneficial owner on whose behalf the shareholder dissents. A beneficial owner of shares who is not the shareholder of record may assert dissenters' rights with respect to the shares held on behalf of the beneficial owner, and will be treated as a dissenting shareholder if the beneficial owner submits a written consent of the shareholder of record either at the time of or before the waiver of notice of dissent is filed. All notices of dissent should be addressed to the Secretary of MacGregor at the address of the executive office of parent set forth above.

     Following the Special Meeting, and assuming authorization of the sale of the MacGregor Rights and the Merger, the Surviving Corporation will give written notice to each holder of shares who timely filed a written notice of who did not vote in favor of the sale of the MacGregor Rights and/or the Merger, containing: (i) the address to which a demand for payment of the certificate or certificates representing the shareholder's shares must be sent in order to obtain payment and the date by which they must be received; (ii) any restrictions on transfer of uncertified shares that will apply after the demand for payment is received; (iii) a form to be used to certify the date on which the shareholder or the beneficial owner on whose behalf the shareholder dissenting acquired the shares or an interest in the shares, and to demand payment; and (iv) a copy of Sections 302A.471 and 302A.473 and a description of the procedure to be followed under such sections. A dissenting shareholder must demand payment and deposit certificated shares, or comply with the restrictions on transfer of uncertificated shares, within thirty (30) days after notice is given by the Surviving Corporation to the dissenting shareholder.

     After consummation of the transaction giving rise to the dissenter's rights, or after the Surviving Corporation receives a valid demand payment, whichever is later, the Surviving Corporation is required to remit to each dissenting shareholder who has complied with the provisions of Section 302A.473, the amount the Surviving Corporation estimates to be the fair value of the shares, with interest, if any, and accompanied by certain specified financial statements and notes thereto, a description of the method used to estimate the fair value of the shares, and a brief description of the procedure to be followed in demanding supplemental payment. If a dissenting shareholder believes that the amount remitted is less than the fair value of the shares the dissenting shareholder may give written notice to the Surviving Corporation of the dissenter's estimate of the fair value of the shares and demand payment of the difference. A demand of supplemental payment must be made within thirty
(30) days after the Surviving Corporation makes remittance. A dissenting shareholder failing to make a timely demand for such supplemental payment will be entitled only to the amount remitted by the Surviving Corporation.

     Within sixty (60) days of receipt of a timely demand for supplemental payment, the Surviving Corporation must either pay the amount demanded, or such other amount as may be agreed upon by the shareholder and the Surviving Corporation, or file a petition in court requesting that the court determine the fair value of the shares. The petition shall be filed in the District Court, for the Judicial District, Hennepin County, in the State of Minnesota (the "Court"), which is the county in which the registered office of the Surviving Corporation will be located. All dissenting shareholders other than those who reached agreement with the Surviving Corporation as to the fair value of their shares, will be named as parties in the petition. The Court will determine whether the shareholder or shareholders named in the petition have fully complied with the procedural requirement of Section 302A.473, and will determine the fair value of the shares, taking into account any and all methods that the Court, in its discretion, sees fit to use, whether or not used by the Surviving Corporation or dissenting shareholder. The fair value of the shares as determined by the Court is binding on all shareholders, wherever located. A dissenting shareholder is entitled to judgment for the amount by which the fair value of the shares as determined by the Court exceeds the amount, if any, remitted by the Surviving Corporation.

     The Court will determine the costs and expenses of the proceeding, including the reasonable expenses and compensation of any appraisers appointed by the Court and attorneys' fees, and may assess those costs and expenses against MacGregor, except that the Court may assess part or all of such costs and expenses against a dissenting shareholder if the Court finds that the action of such dissenting shareholder in demanding payment was arbitrary, vexatious or not in good faith. The Court may also, in its discretion, award fees and expenses to an attorney for dissenting shareholders out of the amount awarded to the dissenting shareholders, if any.

RELATED PARTIES

     Henry Fong, Chairman of MacGregor's Board of Directors, is also the President and Chairman of the Board, and indirectly a controlling shareholder of Roadmaster, the parent of RMC and Hutch and is Chairman of California Pro Sports, Inc. ("California Pro") Due to Mr. Fong's common control of Roadmaster, California Pro and MacGregor, Roadmaster and California Pro are considered affiliates of MacGregor for SEC reporting purposes. Roadmaster owns 140,610 shares (1.20%) of MacGregor Common Stock. California Pro owns 223,861 shares (1.9%) of MacGregor Common Stock. In addition, Mr. Fong is the President, a director and controlling shareholder of Equitex, Inc., a Denver-based business development company. Equitex is a principal shareholder of MacGregor and also owns some 10.2 % of the stock of Roadmaster. In connection with the proposed transaction Equitex converted 1,000 shares of MacGregor Class C Preferred Stock into 1,000,000 shares of MacGregor Common Stock, and in May 1996 Equitex sold warrants to purchase 87,000 shares of MacGregor Common Stock and 347,000 shares of MacGregor Common Stock. See "Proposal Number IV: Election of a Newly Constituted Board of Directors of MacGregor Consisting of Five (5) Members -- Certain Transactions." Through his affiliation with Equitex, California Pro and Roadmaster, Mr. Fong, who owns no shares of MacGregor Common Stock and owns warrants to purchase only 250,200 shares of MacGregor Common Stock in his own name, may be deemed to be a beneficial owner of 3,158,717 shares of MacGregor Common Stock, or 26.43% of MacGregor's issued and outstanding Common Stock. Mr. Fong has abstained from the voting or deliberation in connection with the approval of the transactions contemplated by this Proposal. Similarly, the Roadmaster, California Pro and Equitex shares will abstain from voting on this Proposal so that it may be approved by a majority of MacGregor's independent shareholders.

                              PROPOSAL NUMBER II:

                        APPROVAL OF THE MERGER AGREEMENT


GENERAL INFORMATION

     MACGREGOR SPORTS AND FITNESS, INC. MacGregor, through its wholly-owned subsidiary MSP, is in the business of marketing and distributing through its exclusive distributor, Roadmaster, a broad range of sports, recreational and fitness products under the MacGregor trademark. MacGregor's other subsidiary, CTS, was a sporting goods and team retailer in Greenville, South Carolina. CTS is no longer in business.

     In December 1994, MSP entered into a letter of potential interest with Roadmaster. Under the terms of the letter, as amended in November, 1995, MSP granted Roadmaster an option to extend the existing distribution agreement for two additional five-year periods with increased minimum royalty requirements. In addition, MSP granted Roadmaster an option to acquire all of its interests in and to the MacGregor trademark and related trademarks and rights (the "MacGregor Rights") for a cash payment of $675,000 plus a three-year note representing the then existing present value of the remaining minimum payments under the distribution agreement, including all extensions. In response to the November 1995 amendment to the Letter of Potential Interest, MacGregor reduced the carrying amount of its intangible assets at July 31, 1995 by $500,000.

     MacGregor retail branded products are currently being marketed by Roadmaster under its five-year exclusive distributor agreement. Roadmaster distributes the MacGregor products to major retail chains including mass merchants through independent representatives. The products marketed by Roadmaster include baseballs, softballs, bats, gloves, basketballs, footballs, soccer balls, volleyballs, playground balls and juvenile products.

     MSP does not manufacture any products. Rather, the products sold under the MacGregor mark are acquired by RMC from third party contract manufacturers. MacGregor retains the right to inspect all products to ensure they meet standards acceptable to MacGregor.

     MacGregor's brand of products competes with the brands of numerous other companies in the marketing and distribution of sporting goods, some which may have greater capital available to them than MacGregor or Roadmaster, and some of which may manufacture the products they market and distribute. There can be no assurance that the MacGregor products can compete effectively. These competitors include manufacturers of sporting goods, such as Wilson Sporting Goods Company, Spalding Sports Worldwide, Inc., and Rawlings Sporting Goods Company.

     Competition in the channels of distribution in which Roadmaster markets MacGregor products is fierce, and is based on price, quality, service and brand recognition. Roadmaster products do not directly compete with MacGregor products.

     MSP has 1 full-time employee. MSP's employee is not represented by a union, and MSP believes its relations with its employee to be good.

     MSP and CTS lease office space in Greenville, South Carolina. The five-year lease terminates in 1998 and the monthly base rent is $5,833. CTS previously had a retail store lease which expired in May 1995.


               MACGREGOR SPORTS & FITNESS, INC. AND SUBSIDIARIES
                   SELECTED HISTORICAL FINANCIAL INFORMATION

The selected statement of operations data for the years ended July 31, 1994, and 1995, and the balance sheet data at July 31, 1995, are derived from, and should be read in conjunction with, the more detailed consolidated financial statement for MacGregor and the notes thereto, which have been audited by Gelfond Hochstadt Pangburn & Co., independent public accountants, whose report is located elsewhere in this Proxy Statement. The financial statements for the nine months ended April 30, 1995, and 1996, have not been audited but, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial data for and at the end of such periods. Results for interim periods are not necessarily indicative of the results that may be expected for the entire year or other interim periods. The selected financial data should be read in conjunction with "Management's Discussion And Analysis Of Financial Condition And Results Of Operations" and the financial statements and notes thereto included elsewhere in this Proxy Statement.


                                                 Year Ended July 31,                  Nine Months Ended April 30,
                                                 -------------------                  ---------------------------
                                               1994               1995                   1995           1996
                                               ----               ----                   ----           ----
Statement of operations data:
Revenues                                    $2,684,933         $  765,635             $ 627,115       $  141,667
Cost of revenues                             1,872,198            446,471               328,239                0
                                            ----------         ----------             ---------       ----------
Gross profit                                   812,735            319,164               298,876          141,667
Operating expenses                           2,538,340          1,298,657               575,311        3,164,998
Other expenses                                 129,662            165,310                92,081           50,330
                                            ----------         ----------             ---------       ----------
(Loss) before extraordinary item            (1,855,267)        (1,144,803)             (368,516)      (3,073,661)
Extraordinary item                                   0                  0                     0          119,787
Provision for (benefit of) income taxes              0                  0                     0                0
                                            ----------         ----------             ---------       ----------
Net (loss)                                 ($1,855,267)       ($1,144,803)            ($368,516)     ($2,953,874)
                                            ==========         ==========             =========       ==========
Net (loss) per share, before
extraordinary item                                --                 --                    --              ($.32)
                                            ==========         ==========             =========       ==========
Net (loss) per share                            ($0.26)            ($0.14)                ($.05)           ($.31)
                                            ==========         ==========             =========       ==========
Shares used in per share calculation         7,376,483          8,169,622             8,143,312        9,652,274
                                            ==========         ==========             =========       ==========

                                                                    JULY 31, 1995              APRIL 30, 1996
                                                                    -------------              --------------
BALANCE SHEET DATA:
Working capital (deficiency)                                        ($2,166,528)                       81,836
Total assets                                                          4,284,808                     3,014,715
Total liabilities                                                     3,012,173                             0
Accumulated deficit                                                  (7,293,370)                  (10,247,246)
Stockholders' equity                                                  1,272,635                     3,014,715

     INTRANET INTEGRATION GROUP, INC. (FORMERLY KNOWN AS TECHNICAL PUBLISHING SOLUTIONS, INC.) TPSI was formed in 1990 to help its clients create, manage, and distribute unstructured business-critical information. This information is typically contained in documents such as technical publications, CAD engineering files, word-processing files, and spreadsheets. As a single source vendor, TPSI has provided the hardware, software and services necessary to create, manage and distribute this data; software for producing, managing, and electronically distributing unstructured 2MacGregor's April 30, 1996 historical balance sheet gives effect to the disposition of its MSP and CTS subsidiaries to Resource Reservation, L.L.C. which will be reversed if the merger is not consummated business-critical information, work stations, servers and related software, backup and disaster recovery systems, data communications and security products, as well as the training, installation, maintenance and support, customization, and other services required to successfully implement. The majority of the hardware and software products sold to date have been through reseller arrangements with Sun Microsystems, Inc. and Interleaf, Inc. TPSI maintains its own internal development staff that have provided the customization required by a significant number of implementations, as well as the research and development of its recently introduced proprietary products.

     Until 1994, all of these solutions were sold to TPSI's customers for use internally, running on customer's internal networks or "intranets". In 1994, TPSI expanded its services to include off-site production and distribution services by forming its wholly-owned subsidiary, IntraNet Distribution Group, Inc. (formerly known as DocuPro Services, Inc., "IDG"). IDG's services allow its customers to take advantage of digital document management and distribution technology with a minimal incremental investment, with the added benefit of maximizing their current technology investments. IDG's revenues currently represent approximately 10% of TPSI's total revenues.

     Beyond the core digital management and distribution services provided by IDG, TPSI has made several advancements in the development of other proprietary products and services. In November of 1995 TPSI introduced its IntraNet Remote Print Manager(TM) ("RPM"). RPM is an easy to use, quickly deployable, and inexpensive interface to the IDG internal document warehouse. The interface allows customers to order on-demand printing remotely using the Internet. In addition, RPM makes it possible to electronically retrieve documents for revisions using a data vault system that controls accuracy and security. Users of the interface can send copies of documents (either electronically or physically) to the IDG electronic document warehouse. Once the documents have been stored, customers then access them via the Internet or dial up connection, retrieving documents for revisions as needed. Passwords are used to restrict access to authorized users and off-site storage of valuable documents provides an added backup in case of disaster. This system can also be used for high-speed PostScript output of large or frequently produced documents.

     TPSI has also recently acquired core technology that automates the process of intranet web generation for the management and viewing of unstructured business-critical data using Internet technology. Combined with its own development, TPSI has recently launched the release of a comprehensive system for automatic management of documents on an internal or external World Wide Web site called the IntraNet Web-Based Management System(TM) ("WBMS"). WBMS(TM) fills a void between the repository of business data, and the searching and viewing needs of Web site users. WBMS(TM) eliminates the need to manually generate links and navigation aids, overcomes database querying limitation, permits secure workflow and revision control, allows diverse document types to be accessible on a Web, and continually updates the site with the most current information. Viewing capabilities are significantly expanded with the use of WBMSTM; any user on the system can view a document created in virtually any application without having the origin software loaded on their desktop.

     TPSI also markets network based products: IntraNet EZVueTM, a search, view and print interface primarily used in engineering applications; and IntraNet Overlay Management ApplicationTM ("OMA"), a solution for managing CAD engineering source files with overlay files.

     TPSI's products and services provide integrated solutions for the management and distribution of business-critical information. TPSI has focused its marketing efforts toward large companies who have begun to more aggressively reengineer their business processes. TPSI believes that as the trend toward network-based computing environments as the primary computing resource continues, the demand for its products, especially its recently developed proprietary products, will continue. TPSI delivers its products primarily through a direct sales force. TPSI currently has over 200 active accounts, primarily in the Fortune 1500.

     The following summarizes the key products and services currently delivered by TPSI:

            -    Document-based Information Management

                  1.   Tools for Creation of Document-based
                       Data
                  2.   Enterprise Document Management
                       Systems
                             -  Library Management
                             -  Configuration Management
                             -  Workflow Management
                  3.   Digital Document Distribution

                            -    Digital Document Distribution

                       1.   CD-ROM Distribution
                       2.   Enterprise Viewing Tools
                       3.   Internet Publishing Solutions

            -    Data/Document Warehousing

            -    Demand Publishing

            -    Electronic Distribution and Fulfillment

            -    Enterprise Backup and Disaster Recovery Strategies


                  1.   Hierarchical Storage Management and
                       Backup Software
                  2.   RAID Disk Arrays, Optical Disk, and
                       Tape Jukeboxes

            -    Network Integration Products and Services

                  1.   Network Design
                  2.   Servers, Workstations
                  3.   Network Management Software

            -    Single Source-Services

                  1.   Support and Maintenance
                  2.   Custom Development
                  3.   Installation and Training

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                  (F/K/A TECHNICAL PUBLISHING SOLUTIONS, INC)
            SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

The selected statement of operations data for the years ended March 31, 1994, 1995, and 1996, and the balance sheet data at March 31, 1995 and 1996, are derived from, and should be read in conjunction with, the more detailed consolidated financial statements for IIGI and the notes thereto, which have been audited by Lund Koehler Cox & Company, PLLP, Independent public accountants, whose report is located elsewhere in this Proxy Statement. The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes thereto included elsewhere in this Proxy Statement.


                                                                                 TWELVE MONTH PERIOD
                                                                                   ENDED MARCH 31,
                                                                                        1996
                                       YEAR ENDED MARCH 31,                          PRO FORMA (2)
                      ----------------------------------------------------      -----------------------
                         1994                1995                  1996
                      -----------          -----------          ----------
STATEMENT OF
OPERATIONS DATA:
Revenues              $7,245,223           $10,446,661         $14,235,742        $14,235,742
Cost of revenues       5,223,914             7,600,690          10,708,253         10,708,253
                      ----------           -----------         -----------        -----------
Gross profit           2,021,309             2,845,971           3,527,489          3,527,489
Operating expenses     1,830,720             2,612,262           3,670,773          3,670,773
Interest expense          23,143                97,033             230,293            230,293
                      ----------           -----------         -----------        -----------
Income (loss)
before income taxes      167,446               136,676            (373,577)          (373,577)
Provision for
(benefit of) income
taxes                     64,000                64,553            (125,770)          (125,770)
                      ----------           -----------         -----------        -----------
Net income (loss)       $103,446               $72,123         $  (247,807)       $  (247,807)
                      ==========           ===========         ===========        ===========
Net income (loss)
per share                  $0.01                 $0.00         $     (0.02)       $     (0.01)
                      ==========           ===========         ===========        ===========
Shares used in per
share calculation     20,000,000            20,467,290          12,916,667         29,700,003
                      ==========           ===========         ===========        ===========

                                             MARCH 31, 1995                MARCH 31, 1996
                                             --------------       --------------------------------
                                                 ACTUAL           ACTUAL              PRO FORMA(1)
                                             --------------       --------------------------------
BALANCE SHEET DATA:
Working capital
(deficiency)                                     ($11,801)     ($1,076,767)             $1,723,233
Total assets                                    3,878,832        5,712,866               8,512,866
Total liabilities                               3,471,108        5,734,049               5,734,049
Retained earnings (deficit)                       396,160          (22,265)                (22,265)
Shareholders' equity (deficiency)                 407,724          (21,183)              2,778,817

- ----------------
      (1) On January 16, 1996, TPSI and its then sole shareholder entered into an Agreement and Plan of Merger with MacGregor. MacGregor is a publicly traded non-operating entity.
           At Closing, TPSI's shareholders will receive approximately
           60% of the then outstanding common stock of MacGregor in exchange for their 10,000,000 outstanding shares of TPSI common stock. Pro forma adjusted to record (i) MacGregor's transactions in anticipation of the merger and (ii) this transaction as an acquisition and recapitalization including estimated transaction costs.
      (2) As pro forma adjusted to reflect the reverse merger identified in Note 1, above, as if it had occurred on April 1, 1995. Since MSF will be a nonoperating entity at the date of the transaction, none of the revenues or expenses of MSF would have resulted during the period had the transaction occurred on April 1, 1995. Accordingly, the pro forma adjustments reflect the removal of these revenue and expense items.

     TPSI's Common Stock is closely held by five (5) individuals and is not publicly traded or traded on any market. No cash dividends have been declared on TPSI's Common Stock for the last two (2) fiscal years.


THE MERGER

     Background of the Merger. MacGregor has been evaluating possible options for the continuation of its operations in contemplation of a possible sale of the MacGregor Rights since December of 1994, when it began to discuss a sale of the MacGregor Rights with Roadmaster. While that transaction was evaluated on its own merits with respect to the future best interests of MacGregor and its shareholders, it was nonetheless contemplated that under certain unanticipated circumstances the sale of the MacGregor Rights could leave MacGregor in a difficult position to continue business operations. In an effort to find beneficial alternatives to such difficulties, the Directors explored various strategies, including bank financing, the raising of additional equity and the investigation of merger partners or other business combinations. In that regard, management concluded that it had no assets on which to borrow. Moreover, in the judgment of management, MacGregor would not have been able to raise additional equity without expanding or changing its line of business. To that end, with the assistance of various advisors, including Wayne Mills of R.J. Steichen & Co., various acquisition candidates were identified and evaluated. MacGregor selected Mr. Mills to assist in the identification and evaluation of such candidates based upon his longstanding relationship with the Company, dating back to his role in introducing MacGregor to Vida Ventures, Ltd., MacGregor's predecessor, in 1990. In addition, Mr. Mills is widely recognized and knowledgeable in the area of emerging and growth companies. Mr. Mills' role included identifying companies whose capital needs would benefit from a merger with MacGregor, while providing the best growth outcome for MacGregor shareholders, and evaluating such identified candidates in light of those criteria. As is more fully set forth below, Mr. Mills introduced MacGregor representatives to TPSI in August of 1995. Initial contacts between the parties indicated to MacGregor that TPSI fulfilled its evaluation criteria, in that TPSI could use MacGregor's capital base (if the MacGregor Rights could be converted into cash), while maximizing the benefits to MacGregor shareholders, in light of MacGregor's evaluation of the TPSI products, the strength of the TPSI management team and the growth potential of the TPSI market and business. MacGregor and its advisors identified a number of other potential acquisition candidates from time to time during this period, but, of such candidates, found that TPSI best fulfilled the MacGregor evaluation criteria due to the TPSI products, the strength of TPSI's management team and the growth potential of the TPSI market and business.



     The negotiations between the parties leading up to the Merger Agreement were conducted primarily by Henry Fong and Wayne Mills, on behalf of MacGregor, and by Jeff Sjobeck and Robert F. Olson on behalf of TPSI. The first meeting between the parties occurred on August 16, 1995. Henry Fong of MacGregor and Wayne Mills of R.J. Steichen met with Robert Olson of TPSI to discuss the possibility of a transaction between TPSI and MacGregor. Most of the meeting involved Robert Olson presenting the nature of TPSI's business and operations, its historical results of operations, and its needs for additional equity financing. Mr. Fong was encouraged by the growth potential of TPSI and the technology industry in which it participated. The parties concluded that further discussions were warranted as a result of the meeting. Subsequent to the initial meeting, initial due diligence was performed and several teleconference calls were conducted during the first two weeks of September 1995. Shortly thereafter, Robert C. Engelstad, one of MacGregor's independent directors, made a due diligence visit to TPSI and reported favorably to the MacGregor Board of Directors. The result of these calls and due diligence was a tentative offer presented by MacGregor to TPSI for the companies to combine through a tax-free merger transaction. The proposal was to result in TPSI shareholders holding approximately 55% of the post-merger entity. MacGregor did not obtain or perform a formal appraisal of TPSI in formulating its proposal, but relied upon its own analysis of TPSI's historical earnings and a subjective evaluation of the strength of the TPSI products and management team as well as the growth potential of the TPSI market and business. MacGregor believes that the initial offer MacGregor presented to TPSI, based upon such methods of valuation, was reasonable. Subsequently MacGregor engaged Summit Investment Corporation to provide an opinion with respect to the fairness, from a financial point of view, of the consideration to be received by MacGregor shareholders in the Merger. The results of Summits analysis are set forth at the section of this Proxy entitled "Opinion of MSF's Financial Advisor." On September 21, 1995, TPSI mailed a business plan that included a draft letter of intent with the merger terms proposed by MacGregor included. On October 2, 1995, the TPSI board members met and authorized Olson to continue negotiations with MacGregor concerning the proposed merger. On October 3, 1995, Henry Fong met with Robert Olson and Jeffrey Sjobeck of TPSI and Wayne Mills of R.J. Steichen to review the draft letter of intent. On October 5, 1995, the parties consummated and made public through a press release the negotiated letter of intent. During the months of November and December 1995, both parties continued to conduct further due diligence. On January 10 and 11, 1996 Henry Fong and MacGregor's legal counsel met with Jeffrey Sjobeck and TPSI's legal counsel and independent accountants, and Wayne Mills of R.J. Steichen, to negotiate a definitive agreement between the parties. On January 16, 1996 the parties consummated and made public through a press release the definitive agreement between the parties. On March 20, 1996, May 31, 1996 and July 2, 1996 the Merger Agreement was amended to, among other items, extend the time for the consummation thereof.



     General. At the Effective Time (as defined below), Subsidiary will be merged into TPSI and each outstanding share of TPSI common stock will be converted into 1.736 shares of MacGregor Common Stock and each option or warrant to purchase one share of TPSI Common Stock shall become an option or warrant to purchase 1.736 shares of MacGregor Common Stock. Based on the closing bid price of $3.1875 of MacGregor Common Stock on the NASDAQ Small Cap Market ("NASDAQ") composite tape on January 16, 1996, the Exchange Ratio would have resulted in TPSI shareholders receiving approximately $57,375,000 in market value of MacGregor Common Stock, if the Merger had been effective on that date. Based on the closing bid price of $5.00 of MacGregor Common Stock on the NASDAQ Small Cap Market ("NASDAQ") composite tape on May 31, 1996, the Exchange Ratio would have resulted in TPSI shareholders receiving approximately $90,000,000 in market value of MacGregor Common Stock, if the Merger had been effective on that date. Because the Exchange Ratio is fixed by the Merger Agreement and the market price of MacGregor Common Stock is subject to fluctuation, the market price of MacGregor Common Stock may increase or decrease prior to the Merger, thereby increasing or decreasing the market value of the shares of MacGregor Common Stock which TPSI shareholders will receive in the Merger. Consummation of the Merger does not require compliance with any federal or state regulatory requirements or the approval of any federal or state regulatory authority.

TPSI will record the transaction as an acquisition and recapitalization. Accordingly, for accounting purposes, TPSI is assumed to be the acquirer. Subsequent to the transaction, the historical financial statements will be those of TPSI. MacGregor will change its fiscal year end to March 31.


     Exchange of Shares; Fractional Shares. Holders of MacGregor Common Stock will receive subsequent correspondence from Norwest Stock Transfer, South Saint Paul, Minnesota, as exchange agent (the "Exchange Agent"), regarding the exchange of new certificates for existing certificates for MacGregor Common Stock.

     Fractional shares of MacGregor Common Stock will not be issued. Instead, any fractional shares of MacGregor Common Stock resulting from application of the Exchange Ratio shall be rounded to the next higher or lower whole share, as the case may be.


MANAGEMENT RECOMMENDATION AND RATIONALE FOR THE TRANSACTION

     The Board of Directors of MacGregor believes that the Merger is fair to and in the best interests of MacGregor and its shareholders. THE MEMBERS OF MACGREGOR'S BOARD ALSO RECOMMEND THAT SHAREHOLDERS OF MACGREGOR VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

     In reaching its conclusions to enter into the Merger Agreement and to recommend approval of the Merger Agreement by MacGregor shareholders, at and prior to the January 16, 1996, special meeting at which the MacGregor's Board approved the Merger Agreement, the Board considered a number of factors of which MacGregor's shareholders should be aware in determining whether to vote for approval of the Merger Agreement, including, without limitation, the following:

     1. The amount of consideration to be received by the shareholders of MacGregor in the Merger was considered in conjunction with the review of the analysis presented by Summit, which is discussed in greater detail below, regarding the fairness, from a financial point of view, to the shareholders of MacGregor of the consideration to be received in connection with the Merger.
See:  "The Merger-Opinion of MacGregor's Financial Advisor."

     2. MacGregor's Board reviewed the historical market trends and prices of MacGregor's Common Stock in its review of the Exchange Ratio proposed in the Merger Agreement. MacGregor's Board also considered the fact that the market value of MacGregor Common Stock increased significantly over the market price of MacGregor Common Stock prevailing immediately prior to the announcement of the Merger.

     3. MacGregor's Board also believes the tax structure of the transaction is favorable in that it allows MacGregor's shareholders to participate in the
Merger on a tax-deferred basis.  See:   "The Merger-Certain Federal Income Tax
Consequences."

     In its evaluation of the Merger Agreement, MacGregor's Board was advised by both R.J. Steichen & Co. and Summit. On March 20, 1996, Summit rendered an opinion regarding the fairness, from a financial point of view, to the shareholders of MacGregor of the consideration to be received in the Merger.
See:  "The Merger-Opinion of MacGregor's Financial Advisor."

     AFTER CONSIDERING ALL OF THE FACTORS DISCUSSED ABOVE MACGREGOR'S BOARD OF DIRECTORS HAS DETERMINED TO APPROVE THE MERGER AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT.

     After the mailing of this Proxy Statement and prior to the MacGregor's Special Shareholder Meeting called to consider the Merger, the Board of Directors of MacGregor will consider the fairness of the Merger to MacGregor and its shareholders in light of circumstances as they may change during this period. Changed circumstances after the date of this Proxy Statement which might be relevant to MacGregor's Board of Directors in its future consideration of the fairness of the Merger include changes in the market value of MacGregor Common Stock and the prospects of MacGregor, changes in the value and prospects of MacGregor, changes in the value of companies comparable to MacGregor and changes in the value of recently completed acquisitions of other comparable companies. MacGregor's Board of Directors further consideration of the fairness of the Merger may include seeking an updated opinion from Summit on or about the Effective Time of the Merger to the effect that, at such time, the consideration to be received by MacGregor's shareholders pursuant to the Merger Agreement is fair to the MacGregor's shareholders from a financial point of view. In connection with any further review of the Merger, the Board of Directors of MacGregor will review all factors that it then considers to be relevant to its consideration of the fairness of the Merger. In light of the nature and extent of these factors, MacGregor's Board of Directors is unable to determine at present their relative importance.

     In the event that the MacGregor Board of Directors, after the mailing of this Proxy Statement, in the exercise of its fiduciary duties determines that it must withdraw its recommendation and recommend against the approval of the Merger, it will communicate its changed recommendation to the shareholders in supplemental proxy materials. Shareholders will be resolicited in such supplemental proxy materials, and will be afforded the opportunity to change their votes without being required to attend the Meeting to do so. In the event that MacGregor shareholders did not approve the Merger, MacGregor would be entitled to terminate the Merger Agreement (and would not be required to pay any termination fee to Company). See: "The Merger-Conditions for Merger and Other Provisions."


OPINION OF MSF'S FINANCIAL ADVISOR

     GENERAL. Summit was engaged by the MSF Board of Directors to undertake an analysis of value relating to the merger of MacGregor and TPSI and to provide an opinion as to whether the exchange ratio is fair, from a financial point of view, to MSF and its shareholders. Summit was not instructed to seek other potential parties interested in acquiring MacGregor. MSF determined the amount of consideration to be paid in the Merger. Summit's role was to analyze and provide an opinion as to the fairness of the exchange ratio to the MacGregor shareholders from a financial point of view.

     Summit was selected by the MSF Board of Directors from the candidates identified to them by R.J. Steichen & Co. Summit was chosen because it is a widely recognized investment banking firm in the Twin Cities with substantial experience in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. There were no limitations imposed on the scope of Summit's investigation by MSF. Summit will be paid a fee of $18,500 for its services. Summit's fee is not contingent upon completion of the Merger.

     BACKGROUND. On March 20, 1996, Summit submitted to the MSF Board of Directors its written opinion. The opinion states that, as of the date of the opinion and based upon and subject to the matters discussed therein, it is Summit's opinion that the 1.736 exchange ratio in the Merger is fair to MSF and its shareholders from a financial point of view.

     In conducting the review and in performing the analyses described below, Summit did not attribute any particular weight to any information or analysis considered by it, but rather made qualitative judgments as to the significance and relevance of each factor and analysis. Accordingly, Summit believes that the information reviewed and the analysis conducted must be considered as a whole and that considering any portion of such information or analyses, without considering all of such information and analyses, could create a misleading or incomplete view of the process underlying the opinion.

     A written report was also submitted by Summit to MSF's Board of Directors on March 20, 1996. This report detailed Summit's equity valuation analysis of TPSI based on two approaches. Summit utilized the comparable public company and the discounted cash flow methods. For purposes of determining the equity value of MSF, Summit utilized the net asset method.

     COMPARABLE PUBLIC COMPANY ANALYSIS. Summit estimated the equity value per share for TPSI using actual and estimated financial, operating and stock market information of certain comparable public companies. Summit determined a range of values within which it believed TPSI's common stock would trade in the public market based on a comparison of TPSI's financial condition, operating performance, and prospects with corresponding data for two groups of public companies selected by Summit as having business operations and other characteristics similar to those of TPSI. Summit used this analysis to derive implied equity values for TPSI by multiplying certain ratios derived from the comparable public companies by TPSI's own financial data.

     Those public companies deemed to be the most comparable to the document management software business of TPSI were Documentum, Inc., FileNet Corporation, Infodata Systems, Inc., Interleaf, Inc., Open Text Corporation and PC Docs Group International, Inc. Those public companies deemed to be the most comparable to the printing/publishing business of TPSI were Consolidated Graphics, Inc., Graphic Industries, Inc., IPI, Inc. and Merrill Corporation.

     Summit calculated equity market values as multiples to latest fiscal year net income, current fiscal year estimated net income, and next fiscal year estimated net income for both the document management software and printing/publishing industries. The respective multiples of the document management software comparable public companies were between the following ranges: (i) latest fiscal year net income: 8.5x to 46.2x (with a median of 44.3x); (ii) current fiscal year estimated net income: 28.8x to 41.3x (with a median of 35.1x); and (iii) next fiscal year estimated net income: 17.7x to 27.7x (with a median of 20.8x). The respective multiples for the printing/publishing comparable public companies were between the following ranges: (i) latest fiscal year net income: 9.8x to 18.1x (with a median of 14.1x); (ii) current fiscal year estimated net income: 11.1x to 17.2x (with a median of 11.3x); and (iii) next fiscal year estimated net income: 8.5x to 11.7x (with a median of 9.7x). Summit calculated aggregate value (defined as equity market value plus net debt) as multiples to latest 12 months ("LTM") revenue and LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") of the comparable public companies. The respective multiples of the document management software comparable public companies were between the following ranges: (i) LTM revenue: .32x to 22.5x (with a median of 4.9x) and
(ii) LTM EBITDA: 1.7x to 24.0x (with a median of 19.7x). The respective multiples for the printing/publishing comparable public companies were between the following ranges: (i) LTM revenue: .62x to 2.4x (with a median of 1.4x) and (ii) LTM EBITDA: 4.7x to 8.2x (with a median of 5.6x).

     Summit also presented an analysis of operating statistics of the comparable public companies including, among other things, operating margins, net profit margins, three-year historical revenue growth, return on equity, and debt capitalization ratios, in each case as compared to TPSI.

     Based on this analysis, Summit calculated an implied equity value per share of between $0.40 and $1.23. Summit also calculated an implied equity value per share assuming the exercise of TPSI options and warrants ("fully diluted" basis). Based on this analysis, Summit calculated an implied equity value per fully diluted share of between $0.33 and $0.98.

     No company used in the comparable public company analysis is identical to TPSI. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning the differences in financial and operating characteristics of the comparable public companies and other factors that can affect the public trading value of the comparable public companies to which TPSI is being compared.

     COMPARABLE MERGER AND ACQUISITION TRANSACTIONS. Summit reviewed publicly available financial information for recent merger and acquisition transactions involving document management software companies and printing/publishing companies. Such analysis resulted in two comparable transactions, both of which involved the sale of a privately held, document management software company to publicly traded companies. These transactions, completed between October, 1995, and January, 1996, were the acquisition of Odesta Systems Corporation by Open Text Corporation and the acquisition of Saros Corporation by FileNet Corporation. Summit compared selected financial data including equity value as a multiple of LTM net income and aggregate value as a multiple of LTM revenues and LTM EBITDA for the two acquisition transactions. Equity value as a multiple of net income and aggregate value as a multiple of EBITDA were not meaningful for Odesta Systems Corporation and Saros Corporation due to operating losses for each company. Aggregate value as a multiple of LTM revenue was 12.6x and 7.2x for Odesta Systems Corporation and Saros Corporation, respectively. However, because the reasons for and the circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between the business, operations and prospects of TPSI, and the acquired companies in such transactions, Summit believed that an appropriate use of a comparable transaction analysis in this instance also would involve qualitative judgments concerning differences between the characteristics of the merger and these transactions.

     Based on the foregoing and an insufficient number of comparable transactions, Summit concluded that the comparable merger and acquisition transaction method did not provide a reliable indication of value for TPSI.

     DISCOUNTED CASH FLOW ANALYSIS. Summit performed a discounted cash flow analysis of TPSI based upon estimates of projected financial performance prepared by TPSI (the "Base Case Projections"). Summit calculated a range of implied equity values of TPSI based upon the discounted present value of the sum of (i) the projected three-year stream of unleveraged free cash flow, (ii) the projected terminal value at the year 2000 based upon a range of unleveraged free cash flow growth rates in perpetuity and (iii) an assumed cash balance net of debt. In conducting this analysis, Summit applied discount rates ranging from 21% to 23% and unleveraged free cash flow growth rates, in perpetuity, ranging from 8.0% to 12.0%. To test the sensitivity of value to changes in revenue growth and operating margins, Summit constructed its own set of projections for TPSI (the "Conservative Case Projections"). Summit decreased by one-half the estimated growth rate in revenue over the 1998 and 1999 forecast period, and decreased the operating margin 6.0 percentage points below that used in the Base Case Projections. In calculating the projected terminal value at the year 2000, Summit applied unleveraged free cash flow growth rates, in perpetuity, ranging from 6.0% to 10.0%. Summit then calculated ranges of implied equity value per share by dividing the implied equity values by TPSI's shares outstanding.

     Based on this analysis, Summit derived an implied median equity value per share of (i) $2.14 ($1.64 per fully diluted share) based on the Base Case Projections and (ii) $0.79 ($0.66 per fully diluted share) based on the Conservative Case Projections.

     STOCK TRADING ANALYSIS. Summit reviewed MSF's stock price and volume history from January 3, 1994 to September 28, 1995 (five trading days prior to the announcement of the Merger). Summit's analysis indicated the stock trading price generated market valuations for MSF that were not supportable based upon MSF's operating and net losses, cash flow deficits and book value. In conducting its analysis, Summit considered, among other things, MSF's (i) fiscal 1995 net loss of $1,144,803 and cash flow deficit (net loss plus depreciation and amortization expense) of $863,392; (ii) book value of $1,272,635 or $0.15 per share (as of July 31, 1995); (iii) working capital deficit of $2,166,528 (as of July 1, 1995); and (iv) projected net losses. Summit noted that MSF's market value of $10 million (using the average bid price for 30 day period ended September 28, 1995) equaled a multiple of 7.9x the July 31, 1995 book value. Summit noted further that, based on generally accepted valuation methodologies, the actual and projected financial performance of MSF did not justify the public market trading values. Thus, MSF's stock price was deemed by Summit to be trading based predominantly on speculation.

     NET ASSET VALUE. Summit calculated the implied equity value of MSF based upon the value of MSF's net assets pursuant to the terms of the merger. MSF's assets, as of the effective date of the Merger, are as follows: (i) $1.0 million cash and (ii) $1.91 million promissory note. Subtracting a $100,000 current liability, Summit calculated the value of MSF's net assets to be $2.81 million or $0.23 per share (based on outstanding shares of common stock as defined pursuant to the terms of the Merger). Summit concluded that the value of MSF's equity is a function of the value of MSF's net assets of $2.81 million or $0.23 per share.

     IMPLIED EXCHANGE RATIO. Summit compared the implied equity values per share of TPSI to the implied equity value per share of MSF and calculated a range of implied exchange ratios for MSF common stock. Based upon the comparable public company method, Summit calculated an implied exchange ratio for MSF common stock of 1.739 to 5.348 (1.435 to 4.261 based on TPSI's fully diluted per share values). Based upon the discounted cash flow method, Summit calculated an implied exchange ratio for MSF common stock of 3.435 to 9.304 (2.870 to 7.130 based on TPSI's fully diluted per share values). Summit concluded, therefore, that the Implied Exchange Ratio based on Summit's valuation analysis resulted in exchange ratios that exceed the Exchange Ratio of 1.736 in the Agreement.

TREATMENT OF MACGREGOR AND TPSI OPTIONS AND EMPLOYEE STOCK OPTION PLANS.

     At the Effective Time, there will be no options to purchase shares of MacGregor Common Stock outstanding under MacGregor's existing Stock Option Plan and options to purchase 3,315,780 shares of TPSI Common Stock, which will become options to purchase approximately 5,756,194 shares of MacGregor Common Stock at the Effective Time, outstanding under TPSI's existing 1994-97 Stock Option Plan. Participants under the existing MacGregor and TPSI Stock Option Plans shall be entitled to have the stock options outstanding under such plans exchanged, pursuant to applicable exchange ratios, for stock options under the 1994-97 Stock Option and Compensation Plan. See: "Proposal Number V-Adoption and Ratification of a MacGregor Stock Option Plan."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     No officers, directors or persons holding more than 5% of the voting power of either MacGregor or TPSI will have any material interest in the Merger except in their respective capacities as Shareholders of either MacGregor and TPSI as disclosed in the Section entitled "Security Ownership of Certain Beneficial Ownership and Management," which interests are shared pro rata by all holders of the same class of securities.

CONDITIONS TO THE MERGER; TERMINATION

     The respective obligations of MacGregor and TPSI to effect the Merger are subject to a number of conditions, including, among others: (i) the approval of the Merger and other transactions contemplated by the Merger Agreement by the respective shareholders of each of MacGregor and TPSI, (ii)Eas of the Effective Time, MacGregor's balance sheet shall show a tangible net worth less non-current assets of at least $3,000,000, (iii) MacGregor shall have paid or otherwise satisfied all debt and all current liabilities, or otherwise removed them from MacGregor's balance sheet, (iv) MacGregor shall, subject to its shareholders' approval, have completed the sale of substantially all of its assets to Hutch, (v) certain of MacGregor's affiliates (including Equitex, Inc.) shall have agreed not to sell or otherwise transfer the shares of MacGregor Common Stock held by them (other than shares previously acquired in the open market, as more fully disclosed in the section entitled "Security Ownership of Certain Beneficial Ownership and Management - Certain Transactions"), (vi) shareholders who exercise statutory dissenter's rights shall not aggregate more than 5% of the total outstanding MacGregor Common Stock, and (vii) MacGregor shall be approved for listing in the NASDAQ
SmallCap Market(TM) on a consolidated post-merger basis.

     Of the aforementioned conditions to the Merger, certain conditions were required to have been completed, to the satisfaction of TPSI and its counsel, on or before February 1, 1996, as follows: (a) MacGregor's balance sheet showing tangible net worth of at least $3,000,000, with cash of at least $1,000,000 and no liabilities: (b) MacGregor's satisfaction of any debt owing to BB&T Bank of Greenville; (c) MacGregor's satisfaction of indebtedness and other amounts payable to related parties; (d) MacGregor's satisfaction of accrued rent obligations of MacGregor, MSP and CTS; (e) MacGregor's satisfaction of trade payables and related accrued expenses; (f) MacGregor's payment of amounts due to California Pro, Inc. and any other MacGregor affiliates; and (g) completion of the sale of the MacGregor Rights, subject to shareholder approval, to Hutch.

     As acknowledged in Section 7 of Amendment No. 1 to the Merger Agreement, these conditions were deemed satisfied, as of the date of Amendment No. 1, by MacGregor having undertaken and completed the following transactions on the following dates, and having delivered the evidence thereof to TPSI on February 4, 1996.


     With respect to the Merger Agreement requirement that MacGregor have tangible net worth less non-current assets of at least $3,000,000, MacGregor satisfied the $3,000,000 tangible net worth condition by: (i) removing all of its operating company liabilities from its balance sheet as more fully described in the following paragraphs, in exchange for the transfer to MacGregor from MSP of the MacGregor Rights to be transferred to Hutch, in the transaction more fully described in the section of the Proxy titled "The Sale of Substantially All of MacGregor's Assets to Hutch;" and (ii) with the proceeds of the sale of 228,667 shares of its common stock previously pledged to BB&T Bank of Greenville, CTS' lender, for an aggregate price of $274,800.80, resulting in the repayment of the BB&T loan, thereby not only removing that liability from MacGregor's consolidated balance sheet, but also satisfying the condition that such obligation be repaid. With respect to the sale of the previously pledged shares, the market price of the shares at the time the Company entered the BB&T Pledge Agreement was approximately $1.00. The Pledge Agreement with BB&T provided that Equitex would repurchase, or find a purchaser for, the pledged shares, at not less than $1.00 per share (the number of shares pledged being equal to the amount of the remaining indebtedness on a $1 per share basis). At the time the BB&T loan became due, MacGregor sought to maximize the benefit to it of the pledge arrangement by seeking buyers for the pledged shares at the highest obtainable price. While the market price for unrestricted shares at that point was in the $3.00 range, given MacGregor's inability to "auction" the shares as in a public offering (which MacGregor was unable to afford at such time) the highest offer MacGregor was able to elicit was $1.20 per share. MacGregor considered that offer reasonable because these investors were being asked to take on the following additional risks, as well to those outlined in this Proxy Statement; (i) the shares were restricted and would not be freely tradeable for two years (which timeframe differed significantly from the immediate turnaround possibility of those paying $3.00 per share in the open market, thereby necessitating a much higher risk-adjusted rate of return); (ii) the cash which the purchasers were going to invest was subject to considerable risk of loss in light of the "going concern" opinion rendered by MacGregor's auditors; and (iii) the possibility that the Merger (which had been contemplated since October, but was yet to be consummated), would not be consummated. The shares were purchased by the following individuals at $1.20 per share; Wayne R. Mills, 83,000; Russell Casement, 22,500; George Arellano, 19,167; Joseph Hovorka, 15,000; Bertrand T. Ungar, 33,333; K. Keating, 50,833; and David Olson, 4,834.

        In order to further fulfill the condition that MacGregor's balance sheet be free from liabilities and that accrued rental obligations be satisfied, it was necessary for MacGregor to pay the obligations and liabilities of MSP and CTS or otherwise remove such obligations and liabilities from MacGregor's balance sheet. As of January 31, 1996, MSP and CTS had aggregate accrued rental obligations, accrued trade payables, accrued legal and accounting fees and asserted and non-asserted claims in the range of $500,000 to $1,200,000. MSF approached Resource Preservation, L.L.C. for the purpose of having Resource Preservation, L.L.C. acquire the stock of MSP and CTS in order to so remove such liabilities and obligations from MSF's balance sheet and to liquidate MSP and CTS. To that end, MSF and MSP entered into a Stock Purchase Agreement dated February 2, 1996 whereby MSF sold 394,300 shares of MacGregor Common Stock, with a then current market value of $1,206,558, to MSP in exchange for the transfer to MSF of the MacGregor Rights and MSP's rights under the agreement with Hutch. In connection with such transfer, MacGregor also forgave MSP certain intercompany loans due to MacGregor from MSP in the amount of $2,318,429. Thereafter Resource Preservation, L.L.C. purchased from MSF all of the shares of MSP (and MSP's then-wholly owned subsidiary CTS) in return for the payment of $10 to MSF and the provision of liquidation services with respect to the obligations and liabilities. MacGregor has accounted for the transaction as having been completed as of February 2, 1996 the effective date of the Stock Purchase Agreement transferring the MSP and CTS shares to Resource Preservation, L.L.C.


        The consummation of the purchase of MSP and CTS by Resource Preservation, L.L.C. was conditioned on (1) MSP owning at the Closing all of the shares of CTS. To meet this condition, MacGregor authorized the capital contribution to MSP of the CTS shares MSF owned and as a result, CTS has become a wholly-owned subsidiary of MSP; and (2) MSP having sufficient shares of MacGregor Common Stock to satisfy the asserted and non-asserted liabilities and claims of MSP and CTS within the foregoing range. This condition was satisfied pursuant to the above referenced Stock Purchase Agreement between MSP and MacGregor on February 2, 1996. The MacGregor Common Stock sold by MacGregor to MSP is intended to provide MSP and CTS with sufficient capital to repay the existing and potential liabilities of MSP and CTS and provide a reasonable fee for liquidation services. Management considered alternatives to selling MacGregor Common Stock to MSP, including bank financing and raising additional equity and then contributing the funds to MSP. In that regard, management concluded that it had no assets on which to borrow. Moreover, in the judgment of management, MacGregor would not have been able to raise additional equity without expanding or changing its line of business.



        When Resource Preservation. L.L.C. purchased MSP and CTS, CTS owned no assets. In light of the transfer of the MacGregor Rights to MSF in connection with the Stock Purchase Agreement, MSP's only asset was the 394,300 shares of MacGregor Common Stock. Resource Preservation, L.L.C. did not purchase the MacGregor Rights when it purchased the stock of MSP on February 2, 1996, in that the MacGregor Rights had already been transferred to MSF, effective as of January 31, 1996. MSP and CTS had $176,379 and $584,406 in accrued liabilities respectively at January 31, 1996. Such liabilities have been removed from MacGregor's consolidated balance sheet as a result of such purchase. The market value (based upon the closing price on January 31, 1996) of MacGregor Common Stock purchased by MSP is $1,206,558 and on the date of the sale of MSP and CTS exceeded the January 31, 1996 balance sheet liabilities of CTS and MSP by approximately $673,867. However, MacGregor believes that the amount of MacGregor Common Stock is reasonable taking into account the range of accrued and potential liabilities; the fact that liabilities of such entities will continue to accrue until fully satisfied, the two year restriction on transfer to which such shares will be subject and the possibility that the value of the MacGregor Common Stock could decline during the two year restricted period. MSP will own approximately 3.33% of MacGregor Common Stock before the Merger and 1.3% of MacGregor Common Stock after the Merger. Resource Preservation, L.L.C. is owned by David E. Schaper and Frederick LeBaron. Mr. Schaper is an officer of Roadmaster and Mr. LeBaron is a partner in the law firm of Ross & Hardies. Ross & Hardies represents MSF and Subsidiary in the transaction.

     As of January 31, 1996, the net book value of MSP and CTS were $475,135 and negative $1,057,338 respectively. Taking into account MSP's transfer to MSF of the MacGregor Rights in exchange for 394,300 shares of MacGregor Common Stock, and the forgiveness by MacGregor of intercompany loans due to MacGregor from MSP in the aggregate amount of $2,318,429 the net book values of MSP and CTS are $1,030,582 and negative $584,406 respectively. Although the historical net book values of the MSP and CTS Subsidiaries bear little relationship to the purchase price to be paid by Resource Preservation, L.L.C., MacGregor believes this relationship to be irrelevant. Rather, it is the relationship between the amount of the liabilities and the current value of the assets which is important. Utilizing this criterion, MacGregor believes that the terms of this transaction, which fulfilled an important condition to the Merger by removing all of its operating company liabilities, known and unknown, accrued and unaccrued, were fair.

     With respect to the conditions that MacGregor satisfy its indebtedness and amounts owing to related parties, and satisfy amounts due and owing to California Pro, Inc. and other affiliates, MacGregor converted the indebtedness owed to those entities into additional common shares of MacGregor, all as is more fully described in the sections of the Proxy titled, "Related Parties," and "Certain Transactions."


     With respect to the condition regarding the sale of the MacGregor Rights to Hutch, MSP entered an Agreement with Hutch Sports USA, Inc., effective as of January 31, 1996, (subject tot he approval of MacGregor's Shareholders) all as more fully described in the section of the Proxy titled, "The Sale of Substantially All of MacGregor's Assets to Hutch," and thereafter transferred its rights thereunder to MSF.

     In addition to the foregoing, the obligations of MacGregor and TPSI to effect the Merger are subject to the completion of satisfactory due diligence and absence of material adverse changes in the business, operations and condition (financial and otherwise) of the respective parties and the receipt by MacGregor of a Fairness Opinion of Summit Investment Corporation.


FEES AND EXPENSES

     If the Merger is not consummated, but is terminated in accordance with the provisions of the Merger Agreement, MacGregor and TPSI shall equally share the costs and out-of-pocket expenses related to the Merger. If, however, any party
(i) breaches any of its representations, warranties, covenants, conditions or other obligations to the other pursuant to the Merger Agreement; or (ii) prior to July 16, 1996 (a) receives an offer, whether written or oral, from any other party (a "Third Party") and sells substantially all of its assets to or merges or consolidates with such Third Party (or agrees to do so), (b) enters into a binding or non-binding letter of intent with any such Third Party to merge, consolidate, transfer assets or conduct any type of business combination, or
(c) agrees to the purchase by such Third Party of a controlling interest in its stock, then the breaching party shall pay the non-breaching party the amount of the non-breaching party's out-of-pocket expenses related to the Merger plus $100,000, all in cash.


NO SOLICITATION

     MacGregor will not directly or indirectly solicit, encourage or, except as may be necessary to fulfill the fiduciary duties of the directors of MacGregor, recommend the approval of any offer from, or provide any confidential information to, any entity other than TPSI relating to a business combination or the sale of MacGregor's assets or MacGregor Common Stock.


EFFECTIVE TIME OF THE MERGER

     If the Merger Agreement is approved and adopted at the Meeting, and all other conditions to the Merger have been met or waived, the parties expect the Merger to be effective upon the filing of Articles of Merger with the Minnesota Secretary of State. The time of such filing is referred to in this Proxy Statement as the "Effective Time."


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material United States federal income tax consequences of the Merger to the holders of MacGregor Common Stock. At the closing of the Merger the law firm of Ross & Hardies will deliver its opinion on the material federal income tax consequences of the Merger to the holders of MacGregor Common Stock. The opinion of Ross & Hardies will be subject to various assumptions and qualifications and is based on current law. Unlike a ruling from the IRS, an opinion of counsel is not binding on the IRS and there can be no assurance that the IRS will not take a position contrary to one or more of the positions reflected herein, or that the positions herein would be upheld by the courts if challenged by the IRS. This discussion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice. No ruling from the IRS has been or will be sought with respect to any aspect of the Merger. Furthermore, legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements set forth herein.

     The following does not consider the tax consequences of the Merger under state, local and foreign law or the tax consequences to MacGregor as the result of various transactions required pursuant to the Merger Agreement. Moreover, special considerations not described herein may apply to certain taxpayers, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, investment companies and persons who are neither citizens nor residents of the United States, or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States.

     In rendering its opinion, Ross & Hardies relied upon the following assumptions, based upon representations made by the respective parties: (i) that MacGregor has no present intention to dispose of any of the TPSI shares that it will receive in connection with the Merger; (ii) that following the Merger IntraNet will hold at least ninety percent of the fair market value of the net assets and at least seventy percent of the fair market value of the gross assets held by Subsidiary and by TPSI, respectively, prior to the Merger;
(iii) that TPSI has no present intention to dispose of any of the assets that it will hold immediately after the Merger, except for dispositions made in the ordinary course of business; (iv) that neither TPSI or Subsidiary disposed of any assets within the period beginning two years prior to the Merger, except for dispositions made in the ordinary course of business; (v) that TPSI disposed of no assets in contemplation of the Merger or in contemplation of an acquisition by or with any other party; (vi) that TPSI and MacGregor intend that IntraNet continue its present business for an indefinite period after the Merger and have no current intent that IntraNet discontinue said business;
(vii) that no shareholder of TPSI has a present intention to dispose of more than fifty percent of the shares of MacGregor stock that such shareholder will receive in the Merger; (viii) that each shareholder will in fact retain at least fifty percent of the shares of MacGregor stock that such shareholder will receive in the Merger for a period of at least two years after the Merger; (ix) that MacGregor and TPSI are engaging in the Merger for the business purposes specified herein; and (x) that MacGregor currently owns no shares of TPSI.

     EACH HOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER.

     Ross & Hardies, counsel to MacGregor in this transaction, expects the Merger, subject to the qualifications set forth above, to qualify as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. As such, in the opinion of Ross & Hardies, and subject to such qualifications, no gain or loss will be recognized by the shareholders of MacGregor for tax purposes upon consummation of the Merger.

DISSENTER'S RIGHTS

     Under Minnesota law, MacGregor's shareholders are entitled to dissenter's rights in connection with the sale of the MacGregor Rights and the Merger. See:
"The Sale of Substantially all of the Assets of MacGregor to Hutch - Dissenter's Rights."


CERTAIN RISK FACTORS TO CONSIDER

     A decision to approve the Merger involves substantial risks. The risk factors set forth below are not intended to be an exhaustive list of the general or specific risks involved, but merely to identify certain risks that are currently foreseen by MacGregor and TPSI. It must be recognized that other risks, not now foreseen, might become significant in the future and that the risks which are now foreseen might affect the merged entities to a greater extent than is now foreseen or in a manner not now contemplated. Each shareholder should carefully consider all information contained in this Proxy and should give particular consideration to the following factors before deciding to approve the Merger. Among the risks which shareholders should consider are the following:

     1. Dependence Upon Continued Market Expansion. The continued expansion of TPSI's business is dependent on the continued expansion of the markets for which its products were developed. As such, TPSI's future success is dependent upon a continuation of the trend toward network-based computing environments and the continued willingness of large businesses to reengineer the processes they employ to create, store and manage data. In addition, TPSI's future success is dependent upon the continued expansion of the on-demand printing market. Any factors which have an adverse impact on the continued expansion of these markets generally could have a material adverse impact on TPSI.

     2. Dependence on Narrow Product Line; Technology Risks; Risk of Market Acceptance. TPSI's future success will depend, to a large extent, on its ability to increase sales from existing products and derive sales from new products. There can be no assurance that TPSI will be able to further penetrate the market with its existing products and to introduce and gain acceptance of its new products. The market is highly competitive and characterized by rapid innovation and technological change. TPSI's products were specifically designed to meet the needs of the document management market, but other companies have also introduced or announced the development of products designed to address the same markets as TPSI's products. TPSI's ability to maintain a competitive position will also depend on its ability to develop enhancements and upgrades to its existing product line. In addition, technological advances that would make TPSI's products less attractive to current and potential customers could adversely impact the business of TPSI. TPSI's plans with respect to the development of new products are subject to the risks inherent in the development and marketing of complex software products, including the risks that the release of the product may be delayed, errors may be found in the product after its release despite extensive testing, and discovered errors may not be corrected in a timely manner. Further, the commercial success of TPSI's products will depend on the willingness of potential customers to perform and accept the use of TPSI's products to create, manage and distribute unstructured business-critical data.

     3. Dependence on Development of New Products. TPSI's future strategy to extend its product line will depend on its ability to design, develop and market new and innovative products. There can be no assurance that TPSI will be successful in introducing new products. TPSI devotes resources to research and development and believes it will have sufficient resources to support its research and development efforts. However, there can be no assurance that the level of research and development expenses necessary for TPSI to remain competitive will be as currently anticipated or that TPSI's revenues will be sufficient to cover its research and development costs.

     4. Intellectual Property. In the absence of significant patent or copyrights protection, TPSI may be vulnerable to competitors who attempt to develop functionally equivalent products. Although TPSI believes that it has all rights necessary to market its products without infringing upon any patents or copyrights held by others, there can be no assurance that conflicting patent or copyright rights do not exist.

     TPSI relies upon trade secret protection for its confidential and proprietary information. There can be no assurance that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to TPSI's trade secrets or disclose such technology, or that TPSI can meaningfully protect its trade secrets.

     It is TPSI's policy to require its employees, consultants, and advisors to execute confidentiality agreements upon the commencement of employment or other relationships with TPSI. These agreements include standard non-disclosure and non-competition provisions prohibiting employees or former employees from disclosing TPSI's Confidential Information (as defined therein) and prohibiting employees, and former employees for a period of one year following termination of their employment with TPSI from organizing or participating in a Competing Business (as defined therein) or developing or selling Competing Products (as defined therein).

     TPSI has applied for trademark registration for the following matters:
IntraNet and IntraNet Solutions. TPSI also intends to file trademark applications for the following marks: IntraNet Web-Based Management System, IntraNet WBMS, IntraNet Document Refinery, IntraNet Web Refinery and IntraNet Web Vault. There can be no assurance that any trademarks which have been applied for but not yet issued will be issued. In the absence of trademark protection, TPSI may be unable to take advantage of the brand name recognition it is attempting to build. Further, even if all trademarks applied for are issued, there can be no assurance that such trademarks will prove valuable to TPSI.

     5. Significant Competition. Some of TPSI's competitors currently marketing products into the document management market are more established than TPSI and have the benefits of pre-existing relationships with potential customers and greater name recognition than TPSI. Some of TPSI's current and potential competitors have significantly greater technical, financial, and marketing resources than TPSI. Although TPSI believes it competes effectively with respect to such factors, there can be no assurance that TPSI will have the financial resources, technical expertise or marketing, distribution or support capabilities to compete successfully in the future.

     6. Dependence Upon Key Vendor Relationships. TPSI is materially dependent on Sun Microsystems, Inc. and Interleaf, Inc. for the supply of the hardware and non-proprietary software products sold as part of its systems. TPSI does not currently have a secondary source of supply for these products. Any disruption in the relationship between TPSI and either of Sun Microsystems, Inc. or Interleaf, Inc. would have a material adverse impact on TPSI.

     7. Former Shareholder Lien. TPSI redeemed 50% of its outstanding shares of its Common Stock from a former shareholder and director for $200,000 on July 31, 1995. TPSI paid $150,000 of the purchase price in cash and delivered a $50,000 note to the former shareholder for the balance of the purchase price. The note requires annual principal payments of $10,000 and matures in August, 2000. TPSI also entered into Consulting and Non-Competition Agreements with the former shareholder. To secure the purchase price of the redeemed shares and TPSI's monetary obligations under the agreements, TPSI pledged the redeemed shares to the former shareholder as collateral. Although TPSI has and intends to meet its monetary obligations to the former shareholder, in the event it should fail to do so, the former shareholder may be able to assert a claim of up to a 50% ownership interest in TPSI. TPSI and its subsidiaries will be the only asset of the post-merger entity. If TPSI were to fail to make payment to the former shareholder and the former shareholder were successful in obtaining a 50% ownership interest in TPSI, the value of the shares of Common Stock of the post-merger entity would be reduced substantially. MacGregor cannot currently estimate the potential loss in value.

     8. Dependence on Key Personnel; Need for Additional Employees. TPSI is currently greatly dependent on the personal knowledge and experience of Messrs. Olson and Sjobeck. TPSI believes that its senior management team has knowledge which, due to TPSI's relatively small size, is personal to such individuals and has not been institutionalized. As such, the loss of any of these key personnel could be detrimental to TPSI. To avoid the negative impact which the loss of a senior manager could have on TPSI, as well as to achieve its business plan, TPSI must hire additional employees at various operational levels. The future development and success of TPSI will depend in part upon its ability to attract new employees and retain its key personnel. There can be no assurance that TPSI will be able to attract or retain such personnel or that the hiring and retention of such personnel will result in the institutionalization of vital information.

     9. Potential Dilution Upon Exercise of Options and Warrants. TPSI currently has options and warrants to purchase 3,472,530 shares of TPSI Common Stock outstanding. Applying the Exchange Ratio, such options and warrants will become rights to acquire approximately 6,028,312 shares of MacGregor Common Stock upon approval of the Merger. The exercise price of these options and warrants will range from $0.05 to $2.60 following the Merger. If such options are exercised, the percentage ownership of MacGregor's current shareholders in the post-merger entity will be reduced from approximately 40% to approximately 33%. In addition, TPSI has an additional 6,684,220 authorized but unissued options under its current stock option plan. It is anticipated that MacGregor will assume TPSI's obligations under this plan.

     10. Fluctuations in Future Operating Results. TPSI's future operating results may vary substantially from quarter to quarter. At its current stage of operations, TPSI's quarterly revenues and results of operations may be materially affected by the timing of the development, introduction and market acceptance of TPSI's and its competitors' products. Product development and marketing costs are often incurred in periods before any revenues are recognized from the sales of products. Operating expenses are higher during periods in which such product development costs are incurred and marketing efforts are commenced. In addition, the irregular receipt of significant contracts could add to quarter to quarter variation in operating results. Due to these and other factors, including the general economy, stock market conditions and announcements by TPSI or its competitors, the market price of the securities offered hereby may be highly volatile.

     11. Control by Founder. After completion of the Merger, TPSI's founder will hold approximately 53% of the MacGregor's outstanding common stock. As such, Mr. Olson will be able to exercise control over the business policies and affairs of IntraNet.

     12. Effects of Delisting from Nasdaq SmallCap Market; Lack of Liquidity of Low Priced Stocks. If MacGregor fails to maintain the qualification for its common stock to trade on the Nasdaq SmallCap Market, its securities would be delisted from the Nasdaq SmallCap Market. Factors giving rise to such delisting could include, but not be limited to, a reduction of MacGregor's assets to below $1,000,000, stockholder's equity being reduced to below $2,000,000, a minimum bid price being less than $1.00 per share, a reduction to one active market maker or a reduction in the value of the MacGregor's publicly held securities to less than $250,000. In such event, trading, if any, in the common stock would thereafter be conducted in the over-the-counter markets in the so-called "pink sheets" or the National

Association of Securities Dealer's "Electronic Bulletin Board." Consequently, the liquidity of the MacGregor's common stock would likely be impaired, not only in the number of shares which could be bought and sold, but also through delays in the timing of the transactions, reduction in security analysts' and the news media's coverage if any, of MacGregor, and lower prices for MacGregor's securities than might otherwise prevail. If MacGregor's common stock were to be delisted from the Nasdaq SmallCap Market, it would become subject to Rule 15g-9 under the Securities Exchange Act of 1934, as amended, (the "Penny Stock Rules"), which imposes additional sales practice requirements on broker-dealers which sell such common stock to persons other than established customers and certain institutional investors. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchasers and have received the purchaser's written consent to the transaction prior to sale. Consequently, the Penny Stock Rules may adversely affect the ability of broker-dealers to sell MacGregor's common stock and may adversely affect the ability of IntraNet's shareholders to sell any of the shares of MacGregor Common Stock in the secondary market.

     13. Demand and Piggy-Back Registration Rights. In addition to the registration rights applicable to MacGregor's currently outstanding Common Stock, certain shareholders and warrant holders of TPSI, including, without limitation, Robert F. Olson and TPSI's 1995 bridge loan financing investors, will have the right following the merger, subject to certain conditions, to participate in and demand registrations and to cause MacGregor to register certain shares of Common Stock owned by them. MacGregor estimates that such registration rights would encompass approximately 18 million shares of its Common Stock on a post-merger basis. Pursuant to these registration rights, if MacGregor proposes to register any of its Common Stock, other than in certain specified instances, on its own behalf or on account of others, such holders are entitled to notice of such registration and must be given the opportunity to participate. In certain circumstances, the holders also have the right to demand that MacGregor file a registration statement covering such shares.
These demand and piggyback registration rights are subject to certain customary terms and limitations.

     14. Need for Additional Financing. TPSI anticipates that the cash it will obtain through the Merger will be adequate to satisfy its short-term operating and capital requirements, assuming that TPSI performs substantially in accordance with its current business plan, of which there can be no assurance. Changes in TPSI's business or business plan could affect TPSI's capital requirements. TPSI's future capital requirements will depend on many factors, including, but not limited to, potential acquisitions, the cost of manufacturing and marketing activities, its ability to successfully market its products, managing its growth, the size of its research and development programs, the length of time required to collect accounts receivable and competing technological and market developments. TPSI currently has no probable or pending acquisitions. TPSI could also be adversely affected if its current credit facilities are terminated or the terms thereof are substantially changed. There can be no assurance that TPSI will perform in accordance with its business plan. There can be no assurance that TPSI will be able to raise any additional funds required to conduct its operations, that any such funds will be available on terms acceptable to TPSI or at all, or that existing shareholders would not suffer substantial dilution as a result of subsequent financings. If TPSI needs and is unable to raise additional working capital before it generates positive cash flow from operations, it could be required to curtail its operations.

     The complete mailing address and telephone number for each of MacGregor and TPSI are as follows:



       MacGregor Sports & Fitness, Inc.        IntraNet Integration Group, Inc.
       8100 White Horse Road                   9625 W. 76th Street
       Greenville, South Carolina 29611        Suite 150


       (864) 294-5230                    Eden Prairie, Minnesota  55344
                                               (612) 903-2000



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     MACGREGOR.

            YEAR ENDED JULY 31, 1994 COMPARED TO YEAR ENDED JULY
            31, 1995

     Due to the distributorship agreement with Roadmaster and TPSI's future plans, it is anticipated that the reported financial information indicated herein will not be indicative of future operating results.

     The independent auditor's report on the MacGregor's financial statements for the year ended July 31, 1995, included a "going concern" explanatory paragraph, which means that the auditors have expressed substantial doubt about the MacGregor's ability to continue as a going concern. Management's plans in regard to the factors which prompted the explanatory paragraph are discussed in
Note 2 to the MacGregor's July 31, 1995 financial statements.

     Revenues were significantly less in fiscal year ended July 31, 1995 compared with July 31, 1994 as management reacted to the changing institutional sporting goods market. As more and more sporting goods manufacturers and distributors sell direct to the institutional accounts, those accounts no longer require sporting goods dealers such as CTS. In December 1993, CTS eliminated its team division sales organization and novated a government contract. During the fourth quarter of the current fiscal year, management took actions to curtail its retail operations.

     RESULTS OF OPERATIONS. MacGregor's sales were $518,971 and $2,237,601 for the fiscal years ended July 31, 1995 and 1994, respectively which were mostly derived from CTS. The decline in revenues was attributable to the December 1993 decision to eliminate its unprofitable team sales division and the novation of a government contract. The revenues in fiscal year July 31, 1994 attributed to such activities were $1,022,148 and $212,791, respectively.

     Gross profits were $572,500 and $365,403 or 14.0% and 16.3% of sales for the fiscal years ended July 31, 1995 and 1994, respectively.

     Royalty income decreased to $246,664 from $447,332 in year ended July 31, 1995 compared with July 31, 1994. During 1994, MacGregor received non-recurring royalties of approximately $282,000 (see Note 11 to the financial statements). In 1994, MacGregor earned royalties under its distribution agreement with Roadmaster of $165,000 which increased by approximately $82,000 to $247,000 in 1995.

     General and administrative expenses decreased to $517,246 in the year ended July 31, 1995 from $1,758,205 in 1994. The decrease is directly attributable to MacGregor's curtailment of CTS activities during 1994 and continuing into 1995. During the year ended July 31, 1995, as further discussed under Liquidity and Capital Resources, MacGregor wrote down its trademark and license agreement by $500,000. Also, during the fiscal year ended July 31, 1994 charges of $281,710 were incurred for the write-off of goodwill, and $148,689 for the write-down of trademarks.

     MacGregor experienced net losses of $1,145,000 and $1,855,267 for the fiscal years ended July 31, 1995 and 1994, respectively.

     LIQUIDITY AND CAPITAL RESOURCES. At July 31, 1995, MacGregor's current liabilities exceeded its current assets by approximately $2,167,000. As discussed in Note 1 to the financial statements, MacGregor has entered into a distribution agreement with Roadmaster. Under the terms of the distribution agreement, MacGregor will receive royalties from Roadmaster Corporation, including certain cumulative minimum royalties throughout the term of the agreement. Through July 31, 1995, Roadmaster has paid 1994 and 1995 minimum royalties totaling approximately $412,000 and has advanced approximately $64,000 against future royalties. $300,000 of the proceeds were used to terminate MacGregor's license with MacGregor Golf Company in exchange for its releasing MacGregor from future minimum royalties of $395,000 and $520,000 for the twelve months ended February 1995 and 1996, respectively. Additionally, proceeds were used to pay quarterly minimum license payments to Equilink under its license agreement and certain trade liabilities of MacGregor. In connection with the Roadmaster distribution agreement, MacGregor has established and implemented a program whereby the selling, general and administrative expenses related to the former distribution operations of MSP have been substantially eliminated.

     In August through October 1995, MacGregor sold 308,000 shares of its stock at an average price of $.59 for proceeds of $181,000, pursuant to prior agreements as follows: Ralph Grills Family Ltd. Partnership, Wayne R. Mills, and Bruce Reichert. The average price reflects a modest discount from the then prevailing market price in light of the restricted nature of the shares. MacGregor also received $50,000 from a shareholder in exchange for a 10% note. The total proceeds of $231,000 were used to pay certain liabilities of MacGregor, as well as MacGregor's obligation under its license from Equilink.

     In February 1994, MacGregor issued 344,000 shares of Common Stock to BB&T Bank of Greenville, CTS' lender ("BB&T") to collateralize $175,000 of BB&T's then outstanding $400,000 line of credit to CTS. In October 1995, BB&T required MacGregor to cause the shares to be purchased by Equitex's designee at a price of $.50 per share. The proceeds of $172,000 reduced the BB&T indebtedness. In October 1995, MacGregor agreed to issue 228,677 shares of its Common Stock to CTS, as a capital contribution, and CTS pledged these shares to the bank as collateral for its remaining indebtedness.

     A prepayment of the minimum royalty payments due from Roadmaster for the remainder of calendar year 1995 in the amount of $116,420 was received in fiscal 1995 to enable MacGregor to pay certain current obligations.

     MacGregor's business and operations have not been materially affected by inflation.

NINE MONTHS ENDED APRIL 30, 1995 COMPARED TO NINE MONTHS ENDED APRIL 30, 1996

     RESULTS OF OPERATIONS. There were no sales revenue for the three and nine months ended April 30, 1996. Revenues from CTS retail operations for the three and nine months ended April 30, 1995 were $129,931 and $450,450, respectively.

     Royalty income decreased by $76,665 and $34,998 for the three and nine months ending April 30, 1996 compared with April 30, 1995 as MacGregor did not record the minimum royalty under the Roadmaster agreement in the current quarter. MacGregor did not record the royalties because the Hutch transaction was considered by the parties and has been accounted for, as completed as of the date the Hutch agreement was signed, January 31, 1996, and therefore no further royalties would accrue after that date.


     Operating expenses for three months ended April 30, 1996 and 1995 were $1,459,109 and $194,236 respectively. Operating expenses for the nine months ended April 30, 1996 were $3,164,998 compared with $575,311 for the nine months ended April 30, 1995. The main reason for the increase in the comparable quarters ended April 30 was that in 1996 MacGregor issued 595,200 warrants to acquire shares of the Company's common stock. The exercise prices of such warrants were $695,000 in the aggregate, which was approximately $1,090,400 below the trading price of the Company's common stock. The Company recognized this amount as an expense of financial consulting and other services provided the Company in connection with the Merger as further described in Note 3 to its financial statements for the period. The increase is also attributable to the facts that MacGregor accrued the remainder of office rent ($134,159) due for its lease through March 31, 1998; and incurred additional accounting and legal services of approximately $98,000.

     For the nine month period, in addition to the above, MacGregor also realized operating services provided by an affiliate of approximately $256,000, and as further described below in Liquidity and Capital Resources, wrote down its trademark and license agreement by $1,200,000.

     Net loss for the quarter ended April 30, 1996 was $1,468,421 compared with a net loss of $130,205 for the quarter ended April 30, 1995. Net loss for the nine months ended April 30, 1996 was $2,953,874 compared with a net loss of $368,516 for the nine months ended April 30, 1995. The main reasons for the increase in the losses were the write-down of the trademark costs of $1,200,000 and the costs recorded to conclude the sale of the MacGregor Rights. This was partially offset by gains realized on certain extinguishment of debt.

     LIQUIDITY AND CAPITAL RESOURCES. At April 30, 1996, MacGregor had current assets of $81,336 with no current liabilities. As discussed in Note 5 to the financial statements, MacGregor has entered into a distribution agreement with Roadmaster. However, the level of cash flow from the royalties under the distribution agreement does not provide assurance on an ongoing basis that MacGregor will have sufficient cash flow to pay for its operating and other expenses. Additionally, it does not provide a capital base for MacGregor to engage in other business opportunities. Under the terms of the definitive agreement for MacGregor to sell its MacGregor Rights, as further discussed in
Note 4 to the financial statements, MacGregor will receive $1,000,000 in cash at closing and a $1,910,000 note, payable in twelve equal installments. This transaction will enable MacGregor to meet the one of the conditions necessary to effect the Merger as described in Note 3 to the financial statements. As a result of the agreement to sell the MacGregor Rights, MacGregor has reduced the carrying amount of its intangible assets by $1,200,000.

     From August, 1995 through April, 1996, MacGregor sold 1,200,667 shares of its stock at prices from $.50 to $1.25 for proceeds of $992,800 and received $164,000 from a shareholder in exchange for a 10% note. The total proceeds of $1,156,800 were used to repay the $164,000 shareholder note, pay off its indebtedness to BB&T Bank of $402,786, and certain liabilities of MacGregor, as well as to fulfill MacGregor's obligation under its license from Equilink.


     In February, 1994, MacGregor issued 344,000 shares of Common Stock to BB&T to collateralize $175,000 of the $400,000 line of credit to CTS. In October, 1995, BB&T required MacGregor to cause the shares to be purchased by Equitex's designee at a price of $.50 per share. The proceeds of $172,000 reduced the BB&T indebtedness. In October, 1995, MacGregor agreed to issue 228,667 shares of its Common Stock to CTS, and CTS pledged these shares to the bank as collateral for its remaining indebtedness of approximately $225,000. In February, 1996, BB&T required MacGregor to cause the shares to be purchased by Equitex's designee. Of the total proceeds of $274,800, $230,786 inclusive of interest accrued was used to pay off in full the remaining indebtedness to BB&T.

     As disclosed in MacGregor's statement of cash flow for the nine months ended April 30, 1996, the Class A preferred stock, the Class C preferred stock and certain other liabilities were converted to MacGregor's Common Stock.

     TPSI.
           YEAR ENDED MARCH 31, 1995 COMPARED TO THE YEAR ENDED MARCH
      31, 1996

     REVENUES. Total revenues increased to $14.2 million in 1996 from $10.4 million in 1995, or $3.8 million (36.3%). This increase related primarily to increases in hardware integration of $3.2 million ($5.0 million in 1995 compared to 8.2 million in 1996) and on-demand printing services $800,000 ($700,000 in 1995 and $1.5 million in 1996). TPSI's on-demand printing subsidiary formed in August of 1994, IDG, operated for only eight months of the comparable 1995 period. TPSI's software, technical and support revenues declined slightly $200,000 ($4.7 million in 1995 compared to $4.5 million in 1996) primarily due to a focus on development of proprietary software products.

     COST OF REVENUES. Cost of hardware integration revenues were $4.4 million in 1995 and $6.8 million in 1996. Cost of hardware integration revenues as a percent of hardware integration revenues was 86.7% in 1995 compared to 82.9% in 1996. Higher margins on hardware integration revenues were achieved primarily through taking advantage of larger vendor discounts and other volume incentives.

     Cost of software, technical services, and support revenues were $2.9 million in 1995 and $2.8 million in 1996. Cost software, technical services, and support revenues as a percent of software, technical services, and support revenue was 60.8% in 1995 compared to 61.9% in 1996. Lower margins on software, technical services and support were primarily due to competitive pricing on non-custom software products and lower technical service billings.

     Cost of on-demand printing services revenue were $400,000 in 1995 compared to $1.1 million in 1996. Cost of on-demand printing services revenues as a percent of on-demand printing services revenue were 53.6% in 1995 compared to 73.4% in 1996. Lower margins on on-demand printing services were primarily due to large fixed costs associated with a second high speed laser printing device added in January, 1995.


     OPERATING EXPENSES.

     SALES AND MARKETING. Sales and marketing expenses were $1.2 million in 1995 compared to $1.8 in 1996. Sales and Marketing expenses as a percent of total revenues were 11.9% in 1995 compared to 12.8% in 1996. Sales and marketing expenses increased as a percent of revenues primarily due to increases in staffing and marketing programs.

     GENERAL AND ADMINISTRATIVE. General and administrative expenses increased by $300,000, from $900,000 in 1995 compared to $1.2 million in 1996. General and administrative expenses as a percent of total revenue were 8.8% in 1995 compared to 8.3% in 1996. Increases in general and administrative expenses were primarily attributable to growth in the business infrastructure including an overall 46% increase in staffing.



     RESEARCH AND DEVELOPMENT. Research and development expenses were $500,000 in 1995 compared to $300,000 in 1996. Research and development expenses as a percent of total revenue were 3.3% in 1995 and 3.5% in 1996. Total research and development expenses increased $200,000 in 1996 compared to 1995 due to a focus on development of proprietary software products.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization expense was $100,000 in 1995 compared to $159,000 in 1996. Depreciation and amortization expense increased by $59,000 in 1996 compared to 1995 primarily due to the acquisition of office and computer equipment.

     INTEREST EXPENSE. Interest expense was $100,000 in 1995 compared to $200,000 in 1996. Interest increased by $100,000 in 1996 compared to 1995 primarily due to increased borrowings on TPSI's working capital revolving line of credit.

     LIQUIDITY AND CAPITAL RESOURCES. Since its inception, TPSI has funded its operations primarily through revolving working capital and term loans through banking institutions and capital equipment leases. In December 1995, TPSI issued $550,000 of unsecured convertible notes to a limited number of accredited investors. The unsecured notes accrue interest rate of 10%, are due on August 30, 1996, and are convertible into TPSI common stock at $1.50 per share.

     As of March 31, 1996 TPSI had cash and cash equivalents of $37,513.
Net cash used in operating activities for the year ended March 31,1995 was $35,000 compared to net cash used in operations for the year ended March 31, 1996 of $300,000. Capital expenditures for the years ended March 31, 1995 and 1996, including equipment financed with capital lease obligations, were $1.1 million and $500,000 respectively. Capital expenditures for the year ended March 31, 1995 were primarily production equipment related to the start up of the on-demand printing operations and general office and computer equipment. In July 1995, TPSI repurchased 50% of the outstanding common stock of TPSI for $200,000. TPSI paid $150,000 at the close of this transaction and is obligated to pay an additional $10,000 per year for five years. In addition, TPSI entered into a non-compete arrangement with this former stockholder for $200,000 in consideration. TPSI also acquired certain assets of a printing business in Denver, Colorado in December 1995 for $200,000. TPSI allocated the purchase price $75,000 to inventory and equipment, $40,000 to a non-compete agreement and $85,000 to goodwill.

     TPSI's revolving working capital line of credit allows for borrowings of up to $1.5 million based on available collateral at the bank's base lending rate plus 2.5%. At March 31, 1996, TPSI had advances of $1.1 million, which are due on demand. At March 31, 1996, TPSI also had a term loan outstanding in the amount of $208,337. The term loan requires monthly principal payments of $8,333 plus interest at the bank's base lending rate plus 2.5%. At March 31, 1996 TPSI also had a demand note payable to its majority stockholder in the amount of $27,500 which accrues interest at a rate of 12%.

services production equipment with capital lease obligations. These leases require total monthly payments of $19,556 and carry interest rates between 14.6% and 16.6%.

     TPSI also has had a long-term consulting agreement with a former stockholder that requires monthly payments of $10,300 through July 2000.

     TPSI believes that the approximately $3.0 million in gross proceeds to be derived from the anticipated reverse merger with MacGregor Sports and Fitness, Inc., along with its existing line of credit, will meet its immediate anticipated needs for working capital and capital expenditures through TPSI's third quarter ending December 31, 1996. TPSI however plans to expand its IDG distribution concept to regional centers throughout the United States over the next three years. TPSI also plans to evaluate several potential acquisitions, primarily in complimentary software development areas, which it believes is necessary to expand its presence in the document management marketplace. Future financings, if needed to pursue such objectives, may result in dilution to holders of Common Stock. It is anticipated that funds required for future acquisitions and expansion will be provided from operating cash flow, the proceeds expected from future financings and proceeds from future borrowings. However, there can be no assurance that suitable acquisition candidates will be identified by TPSI in the future, that suitable financing for any such acquisitions or expansion can be obtained by TPSI or that any such acquisition or expansion will occur.


     Current Directors and Executive Officers of MacGregor.


                                                       PRINCIPAL OCCUPATION OR
       NAME          AGE    POSITION WITH MACGREGOR           EMPLOYMENT
Henry Fong           59   Chairman of the Board,       President, Chief
                          Director                     Executive Officer, and
                                                       Director of Roadmaster
                                                       Industries
Michael S. Casazza   46   President, Chief Executive   President and Chief
                          Officer and Director         Executive Officer,
                                                       California Pro Sports,
                                                       Inc.
Robert C. Engelstad  63   Director                     Chief Executive Officer
                                                       of Pet Food Warehouse,
                                                       Inc.
David C. Johnston    62   Director                     Retired tax partner,
                                                       Arthur Andersen & Co.
Barry S. Hollander   38   Chief Financial Officer      Treasurer and Chief
                                                       Financial Officer,
                                                       California Pro Sports,
                                                       Inc.

     Current Directors and Executive Officers of TPSI.


                                                     PRINCIPAL OCCUPATION OR
       NAME         AGE      POSITION WITH TPSI            EMPLOYMENT
Robert F. Olson     40   Chairman, President,        Chairman, President,
                         Chief Executive Officer     Chief Executive Officer
                         and Director                and Director of TPSI
                                                     Chief Financial Officer,
                         Chief Financial Officer,    Secretary and Director of
Jeffrey J. Sjobeck  36   Secretary and Director      TPSI

     Proposed Directors and Executive Officers of IntraNet Following the
Merger.


                           POSITION WITH
      NAME            AGE    INTRANET            PRINCIPAL OCCUPATION OR EMPLOYMENT
Henry Fong            59   Chairman of the       President, Chief Executive Officer
                           Board, Director       and Director of Roadmaster
                                                 Industries
Robert F. Olson       40   President, Chief      President, Chief Executive
                           Executive Officer     Officer, Chairman of the Board and
                           and Director          Director of TPSI
Jeffrey J. Sjobeck    36   Chief Financial       Chief Financial Officer, Secretary
                           Officer, Secretary    and Director of TPSI
                           and Director
Ronald E.
Eibensteiner          45   Director              President of Wyncrest Capital, Inc.
                                                 Private Investor and Business
David D. Koentopf     52   Director              Consultant

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 1, 1996, the ownership of MacGregor's Common Stock by each person or entity known by MacGregor to be the beneficial owner of more than five percent (5%) of MacGregor's issued and outstanding Common Stock and by each Executive Officer and Director of MacGregor and TPSI and by all Executive Officers and Directors of MacGregor as a group:


                                  BEFORE THE MERGER            FOLLOWING THE MERGER
                             ----------------------------  ----------------------------
     Name and Address        Number of Shares  Percentage  Number of Shares  Percentage
- ---------------------------  ----------------  ----------  ----------------  ----------
Henry Fong(1)(2)
7315 E. Peakview Avenue
Englewood, CO  80111                3,158,717      26.43%         3,158,717      10.44%

Equitex, Inc. (1)(3)
7315 E. Peakview Avenue
Englewood, CO  80111                2,544,046      21.74%         2,544,046       8.46%

Michael S. Casazza
139 Sun Meadow Road
Greer, SC  29650                            0          0%                 0          0%

Barry S. Hollander
109 Brook Bend Court
Mauldin, SC  29662                          0          0%                 0          0%

Robert C. Engelstad
265 Lindawood Lane
Wayzata, MN  55391                    200,000       1.71%           200,000        .67%

David C. Johnston
787 Northpoint Drive
Salt Lake City, UT  84102             250,000       2.14%           250,000        .83%

California Pro Sports, Inc.
8102 White Horse Road
Greenville, SC  29611                 223,861       1.91%           223,861        .75%

Roadmaster Corporation
Radio Tower Rd. at East St.
Olney, IL 62450                       140,610       1.20%           140,610        .47%

Robert F. Olson (7)
7073 Ticonderoga Trail
Eden Prairie, MN  55346                     0          0         16,366,507      53.66%

David D. Koentopf
10425 Bluff Road
Eden Prairie, MN  55347                     0          0            149,684        .50%

Ronald E. Eibensteiner (4)
Suite 266, IDS Center
80 South 8th Street
Minneapolis, MN  55402                      0          0            739,029       2.46%

John R. Coleman (5)
1840 Crosby Road
Wayzata, MN  55391                          0          0            165,241        .55%

Jeffrey J. Sjobeck (6)
1175 Benton Way
Arden Hills, MN  55112                      0          0             43,273        .14%

All Officers and Directors
as a group (5 and 6
persons respectively) (1)           3,608,717      30.20%        20,622,451      66.76%

(1) Mr. Fong, who owns no shares in his own name, may be, through his control of certain entities, as described below, deemed to be a beneficial owner of shares held by such entities. The shares of such entities are, therefore, duplicated in the table above, and include 250,200 shares of Common Stock subject to warrants exercisable within 60 days.

(2) Henry Fong is President and a Director of Equitex, Inc., and President and Chairman of Roadmaster Industries, Inc. and Chairman of California Pro Sports, Inc. The MacGregor shares held by such entities may be deemed to be beneficially owned by Mr. Fong. California Pro Sports, Inc. owns 223,861 Common Shares, Equitex, Inc. owns 2,544,046 Common Shares, and Roadmaster Industries, Inc., directly or indirectly through its subsidiary Roadmaster Corporation, owns 140,610 Common Shares.

(3) Other portfolio companies of Equitex, Inc. own a total of 53,946 Common Shares of MacGregor. Equitex disclaims direct and indirect beneficial ownership of all such shares.


(4) Includes 115,756 shares of common stock and 49,485 shares of common stock subject to currently exercisable warrants owned by Wyncrest Capital, Inc., an investment fund controlled by Mr. Eibensteiner.

(5) Includes 115,756 shares of common stock and 49,485 shares of common stock subject to currently exercisable warrants.

(6) Includes 43,273 shares of common stock subject to currently exercisable options.

(7) Includes 500,000 shares of common stock subject to warrants exercisable within 60 days.

                              PROPOSAL NUMBER III:

       AMENDMENT AND RESTATEMENT OF MACGREGOR'S ARTICLES OF INCORPORATION
                               IN THEIR ENTIRETY

GENERAL

     Subject to approval of the Merger by MacGregor's shareholders, MacGregor's Board of Directors has approved three amendments to MacGregor's Articles of Incorporation and directed that such amendments be submitted to the holders of MacGregor Common Stock for their approval. The proposed amendments are as follows: (1) to amend MacGregor's Articles of Incorporation to change MacGregor's name from "MacGregor Sports & Fitness, Inc." to "IntraNet Solutions, Inc.", (2) to amend MacGregor's Articles of Incorporation by revoking MacGregor's right to issue any class of capital stock other than Common Stock, and (3) to amend MacGregor's Articles of Incorporation to change the par value of MacGregor Common Stock from $0.02 per share to $0.01 per share.

     In the event the amendments are approved, MacGregor will file Amended and Restated Articles of Incorporation with the Minnesota Secretary of State which Amended and Restated Articles of Incorporation will reflect the amendments for which approval is hereby sought as well as all previous amendments to MacGregor's Articles of Incorporation. Approval of the amendments is sought in a single vote and holders of MacGregor Common Stock will not be given an opportunity to vote on the amendments separately. As such, all of the proposed amendments must be approved or disapproved as a whole. If the amendments are not approved, MacGregor will not file the attached Amended and Restated Articles of Incorporation.

MANAGEMENT RECOMMENDATION AND RATIONALE FOR THE AMENDMENTS

     The Board of Directors of MacGregor believes that the proposed amendments to MacGregor's Articles of Incorporation are in the best interests of MacGregor and its shareholders and are necessary to facilitate the transactions contemplated by the Merger Agreement.

     In reaching its conclusion to recommend amendment of the Articles of Incorporation, the Board considered the following factors, among others:

            1. With respect to proposed amendment number 1, the Board believes the change of parent's name from "MacGregor Sports & Fitness, Inc." to "Intranet Solutions, Inc." will better reflect the composition and focus of MacGregor and its subsidiaries subsequent to the Merger;

            2. With respect to proposed amendment number 2, the Board believes that MacGregor will benefit by having a simplified capital structure and that limiting its authorized classes of capital stock to one class of Common Stock will eliminate any potential series of preferred stock as currently authorized, allow MacGregor to operate more efficiently and provide better return to MacGregor's shareholders; and

            3. With respect to proposed amendment number 3, the Board believes that changing the par value of MacGregor Common Stock from $0.02 per share to $0.01 per share will result in a simplified capital structure and reduce administrative and other fees required in connection with qualifying MacGregor as a foreign corporation in various jurisdictions.

     Pursuant to MacGregor's Articles of Incorporation prior to the Amendment thereof, MacGregor's Board of Directors is authorized to fix the rights, preferences, privileges and restrictions, including voting rights, of unissued shares of MacGregor's preferred stock and to issue such stock without any further vote or action by MacGregor's shareholders. The ability of MacGregor's Board of Directors could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of MacGregor. MacGregor's Board of Directors does not believe the anti-take over attributes of the preferred stock are valuable at this time and may, in fact, limit the price that certain investors are willing to pay in the future for shares of MacGregor Common Stock.

     AFTER CONSIDERING THE FACTORS DISCUSSED ABOVE, MACGREGOR'S BOARD OF DIRECTORS HAS DETERMINED TO APPROVE THE AMENDMENTS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE SAME.

                              PROPOSAL NUMBER IV:

               ELECTION OF A NEWLY CONSTITUTED BOARD OF DIRECTORS
                  OF MACGREGOR CONSISTING OF FIVE (5) MEMBERS

     The Merger Agreement provides for the election of five (5) new MacGregor directors: Robert F. Olson, Henry Fong, Jeffrey J. Sjobeck, Ronald E. Eibensteiner and David D. Koentopf. Such election by the shareholders of MacGregor is a condition to the consummation of the Merger. In the event the Merger Agreement is not approved by the shareholders of MacGregor, the members of MacGregor's current Board of Directors will continue to serve until their successors are duly elected and qualified. In the event MacGregor's shareholders do not elect all nominees, the Merger cannot become effective absent a waiver of the condition to closing requiring the election of all nominees.

     The nominees for election (or re-election), and their current affiliations with MacGregor or TPSI are set forth below. All such nominees have consented to serve as directors and to assume office at the Effective Time of the Merger.

     ROBERT F. OLSON. Mr. Olson, age 40, has served as TPSI's Founder, President, Chief Executive Officer and Chairman of the Board of Directors since its inception in April 1990. From 1987 to 1990, Mr. Olson served as the General Manager of the Greatway Communications Division of Anderberg-Lund Printing Company, an electronic publishing sales and services organization. From 1981 to 1987, Mr. Olson was involved in several electronic publishing service and resale start-up organizations in general management and marketing capacities. From 1979 to 1981, Mr. Olson served as Large Account Sales Representative of Burroughs Corporation.

     HENRY FONG. Mr. Fong, age 59, a founder and promoter of the entity that merged with and into MacGregor on December 30, 1991, served as its Chairman of the Board of Directors and Treasurer from February, 1991, until the merger, at which time he was elected Chairman of the Board and Secretary of MacGregor. From July 1989 until September 1990, he served as a Director of MacGregor Sports, Inc., the wholly-owned operating subsidiary of MacGregor Sporting Goods Corporation, which on February 15, 1991, filed for protection under Chapter 11 of the United States Bankruptcy Code. Mr. Fong has been the President, a Director and controlling shareholder of Equitex, Inc., a Denver-based business development company, since January 1983. He has been the President, Chief Executive Officer and a Director of Roadmaster Industries, Inc., since 1987. Equitex and Roadmaster are subject to SEC reporting requirements.

     JEFFREY J. SJOBECK. Mr. Sjobeck, age 36, has served as Director of TPSI since June 1995 and Chief Financial Officer of TPSI since December 1994. From June 1993 to November 1994, Mr. Sjobeck served as Chief Financial Officer of Innovative Gaming Corporation of America. From June 1990 to May 1993, Mr. Sjobeck served as Controller and Chief Financial Officer of James Phillips Company. From October 1984 to May 1990, Mr. Sjobeck was employed in the Audit and Accounting division of Coopers & Lybrand LLP. From August 1982 to September 1984, Mr. Sjobeck was an accountant for Larson, Allen & Weishair & Co.

     RONALD E. EIBENSTEINER. Since 1983, Mr. Eibensteiner, age 45, has been involved in the formation of several technology companies and, as president of Wyncrest Capital, Inc., has been a seed investor in numerous development stage companies. Mr. Eibensteiner is a co-founder and a director of Diametrics Medical, Inc., a manufacturer of blood gas systems; IVI Publishing, Inc., an electronic publisher of health and medical titles in interactive multimedia formats; Reality Interactive, an electronic publisher of Quality information for Fortune 5000 companies; and was Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum Technology, Inc. in January, 1996.
Mr. Eibensteiner is also currently Chairman of Rezound Media, Inc. and a Director of Bank Windsor. He also co-founded Arden Medical Systems, Inc. in 1983 and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987.

     DAVID D. KOENTOPF. Since 1993, Mr. Koentopf, age 52, has been a private investor and business consultant to several companies primarily in industrial and health care related industries. Mr. Koentopf is currently Chairman of the Board of Everest Medical Corporation, a manufacturer of electrosurgical instruments and related medical devices. Mr. Koentopf serves as a director of Arden Industrial Products, Inc., a national distributor of fasteners to the industrial market, and LifeRate Systems, Inc., a developer of software operating systems for the health care industry. From 1985 to 1992, Mr. Koentopf served as President and Chief Operating Officer of Lifetouch, Inc., the largest school photography business in the United States. From 1975 to 1985, Mr. Koentopf served in a number of executive positions for Steiger Tractor, Inc., including President and Chief Executive Officer from 1979 to 1985.

     MacGregor does not have standing audit, nominating or compensation committees of the Board of Directors. In fiscal year 1995, the Board of Directors had one special meeting, which was attended telephonically by all of the directors.


                           SUMMARY COMPENSATION TABLE


                                                                           Long Term Compensation
                                                                 ---------------------------------------------------
                           Annual Compensation                        Awards                          Payouts
                      ---------------------------------          --------------------            -------------------

(a)                   (b)   (c)       (d)      (e)               (f)         (g)                  (h)        (i)

                                               Other                                                         All
Name and                                       Annual            Restricted                                 Other
Principal                                      Compensa-           Stock      Options/           LTIP       Compen-
Position              Year  Salary $  Bonus $  tion $            Award(s) $   SARs (#)           Payouts $  sation ($)
- --------              ----  --------  -------  ------            ----------  --------            ---------  ----------
Michael S. Casazza,
CEO                   1995  None
                      1994  48,000
                      1993  134,000
                      ====  =======


CERTAIN TRANSACTIONS

     As set forth in the foregoing table entitled Security Ownership Of Certain Beneficial Owners And Management, and in the Section of this Proxy Statement titled "Proposal Number I - The Sale of Substantially all of the MacGregor's Assets To Hutch -- Related Parties", transactions between MacGregor and Mr. Henry Fong are considered to be related party transactions. During the past two years, MacGregor has engaged, or in the course of the transactions contemplated by the Plan and Agreement of Merger will engage, in various transactions as follows:

     In April of 1995, Equitex, Inc. converted $1,000,000 of the indebtedness owed to it by MacGregor into Class C Preferred Stock, and MacGregor agreed to pay the remaining outstanding balance of principal and interest in the amount of $805,254 subsequent to July 31, 1995. In contemplation of the Merger, and in order to fulfill the conditions to the Merger that all preferred shares be converted to

MacGregor Common Stock, and that all outstanding indebtedness of MacGregor be eliminated, Equitex agreed, as of January 31, 1996, to convert the Class C preferred shares into 1,000,000 MacGregor Common Stock, and did so in May of 1996. In addition, to satisfy the remaining balance of its indebtedness to Equitex (which has been outstanding since 1991, pursuant to various agreements between the parties), MacGregor agreed in October of 1995, when the amount of the indebtedness was $824,021 to convert its indebtedness to shares of common stock. On the conversion date of January 31, the amount of the indebtedness (including accrued interest) was approximately $916,000. In conversion of that amount, therefore, MacGregor issued an additional 653,775 shares of Common Stock. The indebtedness was converted at the rate of $1.40 per share, which Management believes approximates the fair market price of the newly issued restricted MacGregor Common Stock at the time of the conversion based on the price MacGregor was able to obtain from the sale of a large block of similarly restricted stock to unrelated third parties. Those shares (which were similarly restricted in that as unregistered shares they would not be freely tradeable for two years) were sold at at price of $1.20 per share to the following individuals in February of 1996: Wayne R. Mills, 83,000; Russell Casement, 22,500; George Arellano, 19,167; Joseph Hovorka, 15,000; Bertrand T. Ungar, 33,333; K. Keating, 50,833 and David Olson, 4,834.

     In addition to the conversion of the Class C Shares into shares of MacGregor Common Stock, Equitex engaged in the following transactions on the following dates: On May 21, 1996 Equitex sold warrants for the purchase of 87,000 shares of MacGregor Common Stock with an expiration date of October 31, 1996 and an exercise price of $1.00, for a price of $3.50 per share. Between the dates of May 15 and May 24, 1996 Equitex sold 347,000 shares of MacGregor Common Stock at prices ranging from $3.33 to $5.125. All of the warrants and shares of MacGregor Common Stock sold by Equitex in the referenced transactions had previously been acquired by Equitex from time to time in the open market and were sold in the open market. They thus were not subject to the agreement not to sell referenced in the Section entitled "Conditions to the Merger; Termination." Such sales yielded aggregate proceeds of $1,655,345.

     In addition, MacGregor has agreed with Hutch Sports USA, Inc., a wholly-owned subsidiary of Roadmaster, to undertake the transaction described in the Section of this Proxy Statement titled "Proposal Number I - The Sale of Substantially All Of MacGregor's Assets to Hutch."

     Henry Fong is also Chairman of California Pro. Michael S. Casazza, the President of MacGregor and Barry Hollander, Chief Financial Officer of MacGregor, hold those same offices at California Pro. MacGregor has physically occupied office space leased by California Pro, and has used office equipment, employees and other facilities and services of California Pro in connection with the MacGregor operations. In consideration of the provision of those services, MacGregor incurred indebtedness of $313,000 to California Pro during the quarter ended January 31, 1996. MacGregor similarly determined to convert the amount of such indebtedness, as of January 31, 1996, to MacGregor Common Stock at $1.40 per share, which Management believes approximates the fair market price of newly issued restricted MacGregor Common Stock at the time of the conversion based on the price MacGregor was able to obtain from the sale of a larger block of similarly restricted stock to unrelated third parties.

     On April 5, 1996 MacGregor issued 395,200 warrants for the purchase of shares of MacGregor Common Stock, at an exercise price of $1.00 per share, of which 250,000 were issued to Mr. Fong. $790,400, the difference between the quoted market price of the common stock at the date of grant and the exercise price of the warrants was recognized as compensation expense by MacGregor and its statement of operations for the three months ended April 30, 1996.

                               PROPOSAL NUMBER V:


        ADOPTION OF INTRANET SOLUTIONS, INC. 1994-1997 STOCK OPTION PLAN

     MacGregor (and IntraNet subsequent to the consummation of the Merger) has determined to adopt, approve and set in place, as a condition to and simultaneously with the effectiveness of the Merger, a 1994-1997 Stock Option and Compensation Plan (the "Plan") for officers, directors (excluding outside directors), employees and certain key consultants and advisors of MacGregor. The purpose of the Plan is to enhance IntraNet shareholder value and to advance the interests of IntraNet by furnishing a variety of economic incentives (the "Incentives") designed to attract, retain and motivate those persons eligible for Incentives under the Plan. Incentives under the Plan may consist of opportunities to purchase or receive shares of IntraNet Common Stock, $.01 par value per share, monetary payments or both. The Plan submitted to MacGregor shareholders for approval is substantially equivalent to a plan previously adopted and approved by the Board of Directors and shareholders of TPSI (the "Existing Plan") MacGregor believes it is in the best interests of MacGregor, and its shareholders, that MacGregor's shareholders adopt and approve the Plan to continue to provide the Incentives already existing and granted under the Existing Plan to certain TPSI employees, and certain other eligible participants subsequent to the Merger. The foregoing is merely a summary of the proposed Plan, and MacGregor shareholders are directed and encouraged to review the complete and entire set of specific terms and conditions provided for in such Plan as set forth in Exhibit H attached hereto and incorporated herein by reference.

     The Plan shall be administered by either a stock option committee of disinterested persons of the Board of Directors of IntraNet (the "Committee"), or by the entire IntraNet Board of Directors until such time as a Committee is formed and established. The Committee, or the Board, as the case may be, will have complete and final authority with respect to the interpretation and administration of the Plan. MacGregor estimates that, immediately after the Effective Date of the Merger approximately 70 persons, currently or soon to be in its employ, or in key consulting relations with MacGregor (or with its subsidiaries or affiliates), will be eligible to participate in the Plan. Eligibility for Incentives under the Plan will be determined by the Committee, or the Board, as the case may be, with respect to both individuals and groups based on a variety of criteria, including, but not limited to, pay grade, job performance, job responsibility, length of service and various other factors that the Committee, or the Board, may deem appropriate at the time of granting any Incentives.

     To date, MacGregor estimates that grants of Incentives to 60 persons currently in the employ of TPSI, or otherwise eligible under the Existing Plan have been made by TPSI in the form of non-statutory or non-qualified stock options. MacGregor estimates that such non-statutory or non-qualified stock options represent incentives and options to acquire 3,315,780 shares of TPSI Common Stock that will, upon consummation of the Merger, be eligible to be substituted for comparable IntraNet non-qualified stock options to acquire approximately 5,756,194 shares of IntraNet Common Stock. Anticipated receipt of benefits under the Plan by certain officers, directors and employees of MacGregor and TPSI as of June 1, 1996 is set forth below:

                            INTRANET SOLUTIONS, INC.
                  1994-1997 STOCK OPTION AND COMPENSATION PLAN


Name and Position                            Dollar Value(1)  Options Granted(2)
- --------------------------------------------------------------------------------
Michael S. Casazza, Chief Executive Officer        -0-                -0-
- -------------------------------------        ---------------  -------------------
Barry S. Hollander, Chief Financial Officer        -0-                -0-
- -------------------------------------        ---------------  -------------------
Henry Fong, Chairman of the Board                  -0-                -0-
- -------------------------------------        ---------------  -------------------
Executive Officer Group                            -0-                -0-
- -------------------------------------        ---------------  -------------------
Non-Executive Officer Director Group               -0-                -0-
- -------------------------------------        ---------------  -------------------
Non-Executive Officer Employee Group               -0-                -0-
- -------------------------------------        ---------------  -------------------
Henry Fong, Nominated Director                     -0-                -0-
- -------------------------------------        ---------------  -------------------
Robert F. Olson, Nominated Director                -0-                -0-
- -------------------------------------        ---------------  -------------------
Jeffrey J. Sjobeck, Nominated Director           $   877,697    186,916/324,486
- -------------------------------------        ---------------  -------------------
Ronald E. Eibensteiner, Nominated Director         -0-                -0-
- -------------------------------------        ---------------  -------------------
David A. Koentopf, Nominated Director              -0-                -0-
- -------------------------------------        ---------------  -------------------
OTHER PERSONS WHO RECEIVED, OR WILL
RECEIVE, 5% OF PLAN OPTIONS OR RIGHTS:              -                  -
- -------------------------------------        ---------------  -------------------
Vernon Hanzlik                                   $ 3,908,494   809,968/1,406,104
- -------------------------------------        ---------------  -------------------
John Huddock                                     $ 3,221,418   518,552/1,073,806
- -------------------------------------        ---------------  -------------------
All employees as a group, including
executive officers (58 persons)                  $11,335,741  2,592,228/4,500,108
===========================================  ===============  ===================

- ----------------

(1) Assumes an estimated fair market value of $3.00 per share for common shares underlying non-qualified stock options granted to date.

(2) Sets forth both the number of options granted as of June 1, 1996 for persons who have received, or will, receive at least 5% of Plan options and the effect of the Merger on the number of such Options.

     Incentives under the Plan may be granted in any one or more or any combination of the following forms, as determined by the Committee, or the Board, as the case may be: (a) incentive stock options; (b) non-statutory or non-qualified stock options; (c) stock appreciation rights; (d) stock awards;
(e) restricted stock awards; (f) performance shares; and (g) cash awards (collectively hereinafter the "Incentives"). Prices and expiration dates of, and material conditions to, the granting of options under the Plan shall be determined by the Committee, or the Board, based on its assessment of employment, tax and other financial factors affecting IntraNet from time to time. Incentives granted under the Plan shall generally not be transferable. Subject to certain adjustments set forth in
Section 11.6 of the Plan, the maximum number of shares of Common Stock that may be issued under the Plan is 10,000,000.

     As referenced above, the number of participants that have received grants of non-qualified stock options and other Incentives since the adoption and approval of the Existing Plan is approximately 60 persons. Participants in the Existing Plan shall be entitled to have substituted for any stock options or other Incentives held by them on the Effective Date of the Merger an equal number and kind of Incentives under the Plan, subject to adjustment in proportion to any changes in the number of outstanding shares of TPSI Common Stock pursuant to the Merger, in accordance with Section 11.6 of the Plan. As summarized above, and as set forth elsewhere in this Proxy Statement, MacGregor estimates that the number of existing TPSI Incentives under the Existing Plan will result in Plan equivalents granted subsequent to the Merger of non-qualified stock options representing the right to acquire approximately 5,756,194 shares of IntraNet Common Stock.

     Each existing and outstanding non-qualified stock option agreement provides for the granting of options which do not qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Plan, the IntraNet Board may grant options in replacement of options surrendered as a result of the Merger. Generally, an optionee may pay the exercise price to exercise a stock option in the form of cash or the surrender of shares of Common Stock. Options granted under the Plan shall be exercisable for up to a ten (10) year period from the date of grant, or, in case the optionee ceases to be employed by IntraNet for any reason, generally six (6) months after the date of such termination of employment.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the federal income tax consequences to participants who may receive awards under the Plan. This summary is based upon the provisions of the Code in effect as of January 1, 1996, and regulations and interpretations with respect to the applicable provisions of the Code as of that date.

     Non-Qualified Stock Options. A participant who is granted a non-qualified stock option will not recognize income and IntraNet will not be allowed a deduction at the time such option is granted. Except as discussed below under "Participants Subject to Section 16 of the Act," when a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to IntraNet or it subsidiary. The capital gain holding period of the shares acquired will begin one day after the date such stock option or stock appreciation right is exercised. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

     Incentive Stock Options. A participant who is granted an incentive stock option also will not recognize income and IntraNet will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by IntraNet or its subsidiary or within the three-month (one year, in the case of disability) period after termination of employment, no ordinary income will be recognized by the participant at that time but the excess of the fair market value of the shares acquired by such exercise over the option price will be an item of tax preference for purposes of any federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and IntraNet or its subsidiary will be entitled to a federal tax deduction in a like amount).

     Payment of Option Price in Shares. If a participant pays the exercise price of a non-qualified or incentive stock option with currently-owned shares of IntraNet's Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified option is being exercised. The participant does not recognize income and IntraNet receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously-acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described under the heading "Incentive Stock Options."

     Stock Appreciation Rights ("SARS"). A participant who receives stock appreciation rights will not recognize income and IntraNet will not be allowed a deduction at the time such stock appreciation rights are granted. Except as discussed below under the heading "Participants Subject to Section 16 of the Act," when a participant exercises stock appreciation rights, the amount of cash and the fair market value of the shares of IntraNet Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to IntraNet or its subsidiary.

     Participants Subject to Section 16 of the Act. If a participant who is subject to the insider trading rules of Section 16(b) of the Securities Exchange Act of 1934 (the "Act") receives shares by reason of the exercise of a non-qualified option or stock appreciation right, the participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the amount paid for the shares, if any, on the first day the sale of such shares at a profit is no longer subject to section 16(b) of the Act, which may be the earlier of: (i) the date of exercise; or (ii) six months less one day from the date of exercise of the option (the "Recognition Date"), and IntraNet or its subsidiary will be entitled to a deduction of a like amount for federal income tax purposes at that time. The income when recognized will include any appreciation in the value of the stock prior to the Recognition Date, and the capital gain holding period will not begin until the Recognition Date. However, if the Recognition Date is not the date of exercise, such a participant may elect to have the normal rules described with respect to non-qualified stock option or stock appreciation rights apply by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the exercise of the non-qualified stock option or stock appreciation right.

     Restricted Stock Awards. A recipient of a restricted stock award will be subject to tax at ordinary income rates on the fair market value of IntraNet's Common Stock at the time the restricted shares are transferable or are no longer subject to restrictions. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the shares as if such shares were unrestricted and could be sold immediately. If the restricted shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited restricted shares.

The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of the restricted shares is measured from the date the restriction period expired. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant.

     The Plan will become effective upon its adoption by shareholders holding a majority of the outstanding shares of MacGregor Common Stock and the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of IntraNet Common Stock or the payment of cash or have been terminated under the terms and conditions of the Plan and all restrictions imposed on shares of IntraNet Common Stock in connection with their issuance under the Plan have lapsed. However, no Incentives may be granted after December 31, 1997. Incentives may be accelerated under certain circumstances described in the Plan at Section 11.12. Pursuant to Section 11.7 of the Plan, except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in an agreement approved by the Committee, or the Board of Directors, as the case may be. Such Committee or the Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory or non-qualified stock options, and in order to eliminate SARS with respect to all or part of such options and any other previously issued options.

                              PROPOSAL NUMBER VI:

      THE RATIFICATION AND APPOINTMENT OF LUND KOEHLER COX & COMPANY, PLLP
        AS MACGREGOR'S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING
                       MARCH 31, 1997 AND MARCH 31, 1998

     MacGregor's auditor prior to the Merger is Gelfond Hochstadt Pangburn & Co. A representative of this firm will be available by conference telephone call at the meeting, and will have the opportunity to make a statement and to answer any appropriate questions. The independent auditor's report on the MacGregor's financial statements for the year ended July 31, 1995, included a "going concern" explanatory paragraph, which means that the auditors have expressed substantial doubt about the MacGregor's ability to continue as a going concern. Management's plan in regard to the factors which prompted the explanatory paragraph are discussed in Note 2 to the MacGregor's July 31, 1995 financial statements.

     MacGregor has selected Lund Koehler Cox & Company, PLLP, as its independent public accountants to perform an audit of the financial statements of MacGregor for the years ending March 31, 1997 (including any applicable transition periods created by the Merger) and March 31, 1998, and to perform such other appropriate and specified accounting services requested by MacGregor, for its then operating companies, assuming the Merger is approved. Lund Koehler Cox & Company, PLLP has served as the independent public accountants for TPSI since 1992. MacGregor wishes to emphasize that it is not changing independent public accountants due to any disagreements with its current independent public accountants during the preceding two fiscal years and the most recent interim audit period. Rather, MacGregor has selected Lund Koehler Cox & Company, PLLP based on its familiarity with TPSI's current business and operations. A representative from Lund Koehler Cox & Company, PLLP, will be present at the Special Meeting. The representative will have the opportunity to make a statement if the representative desires to do so, and will be available to answer any appropriate questions.

                              PROPOSAL NUMBER VII:

          A PROPOSAL TO ADJOURN THE MEETING TO A LATER DATE TO PERMIT
          FURTHER SOLICITATION OF PROXIES IN THE EVENT AN INSUFFICIENT
        NUMBER OF SHARES OF MACGREGOR COMMON STOCK IS PRESENT, IN PERSON
          OR BY PROXY, AT THE MEETING TO APPROVE THE MERGER AGREEMENT
                        AND THE MATTERS SUMMARIZED ABOVE


     In the event that there are not sufficient votes to approve and ratify the Merger Agreement at the time of the Meeting, the proposal concerning the Merger Agreement could not be approved unless the Meeting were adjourned in order to permit further solicitation of proxies from MacGregor shareholders. In order to allow proxies that have been received by MacGregor at the time of the Meeting to be voted for such adjournment, if necessary, MacGregor is submitting the question of adjournment under such circumstances to its shareholders as a separate matter for their consideration. If it is necessary to adjourn the Meeting and the adjournment is for a period of less than 30 days, no notice of the time and place of the adjourned meeting is required to be given to shareholders other than an announcement of such time and place at the Meeting. A majority of the shares represented and voting at the Meeting is required to approve any such adjournment, provided that a quorum is present. THE BOARD OF DIRECTORS OF MACGREGOR RECOMMENDS THAT MACGREGOR SHAREHOLDERS VOTE FOR THE PROPOSAL TO ADJOURN THE MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES.


                                 OTHER BUSINESS

     No business, other than set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and the best interests of MacGregor and its shareholders.


                                    EXPERTS

     The consolidated financial statements and notes thereto of MacGregor included herein, other than the quarterly report for the quarter ending April 30, 1996, have been audited by Gelfond Hochstadt Pangburn & Co., independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

     The consolidated financial statements of TPSI as of March 31, 1995 and 1996 and for each of the years in the three-year period ended March 31, 1996, included herein, have been audited by Lund Koehler Cox & Company, PLLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                             CERTAIN LEGAL MATTERS


     The legality of MacGregor's Common Stock to be issued in connection with the Merger is being passed upon for MacGregor by Ross & Hardies, General Counsel to MacGregor. The opinion of counsel described under "The Merger-Certain Federal Income Tax Consequences" will also be rendered by Ross & Hardies, which opinion is subject to various assumptions and qualifications and is based upon current law.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                Henry Fong,
                                Chairman

                                 EXHIBIT INDEX

EXHIBIT A:  Financial Statements of MacGregor Sports & Fitness, Inc.           F-1

EXHIBIT B:  Financial Statements of IntraNet Integration Group, Inc.           F-29
            (formerly known as Technical Publishing Solutions, Inc.)

EXHIBIT C:  Unaudited Pro Forma Condensed Financial Statements of              F-42
            Intranet Integration Group Inc. Following the Merger

EXHIBIT D:  Agreement and Plan of Merger, as amended                           E-1

EXHIBIT E:* Amended and Restated Articles of Incorporation of MacGregor        E-49
            Sports and Fitness, Inc.

EXHIBIT F:* Fairness Opinion of Summit Investment Corporation                  E-52

EXHIBIT G:* Dissenter's Rights Pursuant to Minnesota Law                       E-55

EXHIBIT H:* Proposed 1994-1997 Stock Option Plan for MacGregor                 E-61
            Sports & Fitness, Inc.

* previously filed

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                      YEARS ENDED JULY 31, 1995 AND 1994


                                   CONTENTS



                                                                        Page
                                                                        ----
Independent auditors' report                                            F-1

Consolidated financial statements:

        Balance sheet                                                   F-2
        Statements of operations                                        F-3
        Statements of shareholders' equity                              F-4
        Statements of cash flows                                        F-5

Notes to consolidated financial statements                              F-7

                         INDEPENDENT AUDITORS' REPORT


Board of Directors
MacGregor Sports and Fitness, Inc.
Greenville, South Carolina


We have audited the accompanying consolidated balance sheet of MacGregor Sports and Fitness, Inc. and subsidiaries as of July 31, 1995, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the two-year period ended July 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MacGregor Sports and Fitness, Inc. and subsidiaries as of July 31, 1995, and the results of their operations and their cash flows for each of the years in the two-year period ended July 31, 1995, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring net losses, and at July 31, 1995 its current liabilities exceed its current assets. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Gelfond Hochstadt Pangburn & Co.

Denver, Colorado
November 30, 1995

MACGREGOR SPORTS AND FITNESS, INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
JULY 31, 1995

 ASSETS
Current assets:
     Cash                                                    $       2,846
     Trade receivables, net of allowance for doubtful
          accounts of $4,000                                         1,329
     Inventories                                                     6,450
                                                             -------------
          Total current assets                                      10,625
                                                             -------------

     Furniture and equipment                                         8,414
     Less accumulated depreciation                                   6,723
                                                             -------------

                                                                     1,691
                                                             -------------

     Trademarks and license agreements, net of
          accumulated amortization of $1,099,612
         (Notes 1, 2, and 4)                                     4,272,492
                                                             -------------

                                                             $   4,284,808
                                                             =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Lines of credit (Note 5)                                $     380,677
     Notes payable, shareholders (Note 6)                           91,306
     Current portion of long-tem debt, shareholder (Note 6)         27,000
     Investment fees payable to related party (Note 10)            281,500
     Accrued interest and other, related parties (Note 10)         379,180
     Accounts payable and accrued expenses                         953,013
     Deferred royalty revenue                                       64,477
                                                             -------------

          Total current liabilities                              2,177,153
                                                             -------------

Long-term debt, shareholder (Note 6)                               225,020
                                                             -------------

Commitments (Notes 4, 7, 10, and 11)

Class A 10% mandatory redeemable convertible preferred stock, liquidation preference $610,000 plus unpaid dividends,
     if and when declared; 610 shares issued and
     outstanding (Note 7)                                          610,000
                                                             -------------

Shareholders' equity (Note 7):
     Class C convertible preferred stock, liquidation
          preference $1,000,000 plus dividend preference
          of $70 per share per year, issued and
          outstanding 1,000 shares                               1,000,000
    Common stock, par value $.02; authorized 25,000,000
          shares, issued and outstanding 8,249,423 shares          164,988
     Additional paid-in capital                                  7,397,429
     Warrants                                                        3,588
     Deficit                                                    (7,293,370)
                                                             -------------

                                                                 1,272,635
                                                             -------------

                                                             $   4,284,808
                                                             =============




See notes to consolidated financial statements.

MACGREGOR SPORTS AND FITNESS, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS  ENDED JULY  31, 1995 AND 1994


                                                         1995               1994
Sales                                              $      518,971   $      2,237,601
Cost of Sales                                            (446,471)        (1,872,198)
                                                   --------------   ----------------
Gross profit                                               72,500            365,403
                                                   --------------   ----------------
Royalty Income:
     Related  party                                       246,664            165,548
     Other                                                                   281,784
                                                   --------------   ----------------

                                                          246,664            447,332
                                                   --------------   ----------------
Operating expenses:
     General and administrative                           517,246          1,758,205
     Depreciation and amortization                        281,411            349,736
     Write off of goodwill (Note 8)                                          281,710
     Write down of trademark costs (Note 2)               500,000            148,689
                                                   --------------   ----------------

                                                        1,298,657          2,538,340
                                                   --------------   ----------------

Operating loss                                           (979,493)        (1,725,605)
                                                   --------------   ----------------
Other income  (expense):
     Interest expense:
          Related parties                                 (36,204)          (113,276)
          Other                                          (112,650)           (51,585)
     Other                                                (16,456)            35,199
                                                   --------------   ----------------

                                                         (165,310)          (129,662)
                                                   --------------   ----------------

Net loss                                           $   (1,144,803)  $     (1,855,267)
                                                   ==============   ================

Loss per common share                              $         (.14)  $           (.26)
                                                   ==============   ================

Weighted average number of common shares                8,169,622          7,376,483
                                                   ==============   ================




See  notes to consolidated  financial  statements.

MACGREGOR SPORTS AND FITNESS, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

YEARS ENDED JULY 31, 1995 AND 1994

                                                                                               Additional
                                 Class C preferred Stock      Common stock                       paid-in
                                   Shares         Amount        Shares         Amount           capital
                                   ------         ------        ------         ------         -----------
Balances,
   August 1, 1993                                              6,857,283  $        137,146  $    6,709,271

Common stock
   issued in connection with
   the termination of marketing
   agreement (Note 9)                                            185,640             3,713         136,287

Common stock
   issued in conversion of 385,000
   shares of Class B preferred
   stock (Note 7)                                                385,000             7,700         377,300

Common stock
   issued as collateral for line
   of credit (Note 5)                                            344,000             6,880          (6,880)
                                                              ----------  ----------------  --------------
Net loss

Balances,
   July 31, 1994                                               7,771,923  $        155,439  $    7,215,978

Common stock
   issued in conversion of
   accounts payable (Note 7)                                     477,500             9,549         181,451

Class C preferred stock
   issued in conversion of  notes
   payable,shareholder (Note 7)        1,000  $    1,000,000

Net loss
                                  ----------  --------------  ----------  ----------------  ---------------

Balances,
   July 31, 1995                       1,000  $    1,000,000   8,249,423  $        164,988  $    7,397,429
                                  ==========  ==============  ==========  ================  ===============




                                         Warrants        Deficit          Total
                                         --------        -------          -----
Balances,
   August 1, 1993                       $     3,588  $  (4,293,300)   $    2,556,705

Common stock
   issued in connection with
   the termination of marketing
   agreement (Note 9)                                                        140,000

Common stock
   issued in conversion of 385,000
   shares of Class B preferred
   stock (Note 7)                                                            385,000

Common stock
   issued as collateral for line
   of credit (Note 5)

Net loss                                                (1,855,267)       (1,855,267)
                                        -----------  -------------  ----------------
Balances,
   July 31, 1994                        $     3,588  $  (6,148,567) $      1,226,438

Common stock
   issued in conversion of
   accounts payable (Note 7)                                                 191,000

Class C preferred stock
   issued in conversion of  notes
   payable,shareholder (Note 7)                                            1,000,000

Net loss                                                (1,144,803)       (1,144,803)
                                        -----------  -------------  ----------------
Balances,
   July 31, 1995                        $     3,588  $  (7,293,370) $      1,272,635
                                        ===========  =============  ================



See notes to consolidated financial statements.

MACGREGOR SPORTS AND FITNESS, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS  ENDED  JULY  31, 1995 AND 1994



                                                                              1995               1994
Cash flows from operating activities:
     Net loss                                                            $   (1,144,803)    $   (1,855,267)
                                                                         --------------     --------------
     Adjustments to reconcile net loss to net cash
          provided by (used in) operating activities:
          Proceeds from distribution agreement (Note 1)                                          1,626,523
          Proceeds from sale of certain CTS assets (Note 8)                                        150,000
          Write off of trademark license costs (Note 2)                         500,000            148,689
          Write off of  goodwill  (Note 8)                                                         281,710
          Marketing expense incurred on issuance of common
             stock (Note 9)                                                                        140,000
          Depreciation and amortization                                         281,411            349,737
          Write off of obsolete inventory                                        17,440
          Loss on sale of furniture and equipment                                19,374             22,250
          Changes in assets and liabilities:
               (Increase) decrease in assets:
                    Accounts receivables                                         16,458          1,129,502
                    Inventories                                                 247,568            402,809
                    Prepaid expenses                                             17,680             83,824
               (Increase) decrease in liabilities:
                    Accounts payable and accrued expenses                       101,041           (941,646)
                    Deferred royalty revenue                                   (101,953)          (112,514)
                                                                         --------------     --------------
                   Total adjustments                                          1,099,019          3,280,884
                                                                         --------------     --------------

Net cash provided by (used in) operating activities                             (45,784)         1,425,617
                                                                         --------------     --------------

Cash flows from investing activities:
     Purchase of property and equipment                                                             (2,000)
     Sale of furniture and equipment                                             12,056
     Proceeds from sale of property and
          equipment in connection with
          distribution agreement (Note 1)                                                            4,477
     Proceeds from sale of certain CTS
          equipment (Note 8).                                                                       58,000

                                                                         --------------     --------------
Net cash provided by (used in) investing activities                              12,056             60,477
                                                                         --------------     --------------

Cash flows from financing  activities:
     Increase (decrease) in bank overdraft                                      (17,474)            15,152
     Net payments under revolving credit arrangement                            (13,073)        (1,102,895)
     Proceeds from issuance of notes payable                                     31,383             27,000
     Principal payments of notes payable                                 $                  $     (389,613)
                                                                         --------------     --------------

Net cash provided by (used in) financing activities                      $          836     $   (1,450,356)
                                                                         --------------     --------------

(Continued)

MACGREGOR SPORTS AND FITNESS, INC.
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS  ENDED  JULY  31, 1995 AND 1994





                                                                                                1995              1994
                                                                                                ----              ----
Increase (decrease) in cash                                                                 $     (32,892)     $     35,738

Cash, beginning of period                                                                          35,738
                                                                                            -------------      ------------
Cash, end of period                                                                         $       2,846      $     35,738
                                                                                            -------------      ------------




Supplemental disclosure of cash flow information:
     Cash paid for interest                                                                  $     36,833      $     78,627
                                                                                            =============      ============

Supplemental disclosure of noncash investing and financing activities:
     During 1994, the Company issued 344,017 shares of common stock to its lender as additional collateral for its revolving credit arrangement.  In addition, the Company converted 385,000 shares of its Class B redeemable convertible preferred stock to 385,000 shares of common stock.

     During 1995, accounts payable of $191,000 were converted to 477,500 shares of common stock (Note 7) and $1,000,000 of notes payable, shareholder were converted to 1,000 shares of Class C preferred stock (Note 6).





See notes to consolidated financial statements.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES:

        BUSINESS OF THE COMPANY AND PRINCIPLES OF CONSOLIDATION:

        MacGregor Sports and Fitness, Inc. (the "Company" or "MSF"), through its wholly-owned subsidiary, MacGregor Sports Products, Inc.
        ("MSP") owns the worldwide rights to the use of the MacGregor name (Note 4) and markets and distributes a broad range of sports, recreational, and fitness products under its distribution agreement with Roadmaster Corporation. Carolina Team Sports, Inc. ("CTS") is also a wholly-owned subsidiary. Significant intercompany balances and transactions have been eliminated.


        ORGANIZATION AND MERGER:

        The Company was formed on December 31, 1991 through a merger between Vida Ventures, Ltd. ("Vida") and Sports Acquisition Corporation ("SAC"). SAC was formed in February 1991, and on May 9, 1991, it acquired certain assets of MacGregor Sporting Goods, Inc. ("MSI"). The primary assets acquired were worldwide rights to use the MacGregor name on sporting, recreational, and fitness products.

        INVENTORIES:

        Inventories consist of sports, recreational, and fitness products held for resale, and are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

        FURNITURE, EQUIPMENT, AND DEPRECIATION:

        Furniture and equipment are recorded at cost. The assets are depreciated over their estimated useful lives of five to seven years using the straight-line method.

        TRADEMARKS AND LICENSE AGREEMENTS:
        Trademark and license agreements relate to costs incurred in acquiring use of the MacGregor trademark (the "MacGregor Rights") (Note 4) and are being amortized using the straight-line method over 25 years.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
        (CONTINUED)

        INTANGIBLE ASSETS (CONTINUED):

        The Company periodically evaluates the carrying amount of its intangible assets. The Company determined that the net realizable value of the MacGregor license agreements at July 31, 1994 was less than the carrying amount and the difference of $148,689 was charged to operations. As further discussed in Note 2, at July 31, 1995, the Company determined that the carrying value of its intangible assets should be reduced by an additional $500,000. During the year ended July 31, 1994, the Company also determined that goodwill related to the acquisition of Carolina Team Sports, Inc. had been impaired and $281,710 was charged to operations (Note 8). At July 31, 1995, no remaining goodwill is included in the financial statements.

        DISTRIBUTION AGREEMENT:

        Effective October 7, 1993, the Company entered into an agreement with Roadmaster Corporation ("RMC") whereby RMC acquired the exclusive rights to distribute MacGregor products, subject to certain worldwide territorial limitations and restrictions set forth in the Company's other licensing agreements. The agreement continues for a period of five years, with an option to renew for an additional five year term with a minimum annual royalty. The agreement provides that RMC will pay the Company on a quarterly basis percentage-based royalties on net revenues generated from sales of the MacGregor products with minimum cumulative royalties. The agreement pertains only to distribution of MacGregor products. RMC did not acquire the MacGregor Rights. The chairman of the Company's Board of Directors, is also the president and chairman of the board, and indirectly a controlling shareholder of RMC's parent company. RMC is also a shareholder of the Company.

        Under the agreement, the Company received cash of approximately $1,631,000 in exchange for all of the accounts receivable, inventory and certain equipment with book values of $427,000, $623,000, and $30,000, respectively, resulting in a $551,000 write off of the carrying value of the MacGregor license costs (Note 2). The purchase price included payment of the revolving line of credit in the amount of $440,000 (note 5), payment in the amount of $276,000 to satisfy commissions owed to and to settle the exclusive representation agreement with a company which had been marketing the Company's products, $186,000 for the reduction of certain notes payable, and $729,000 for the reduction of certain accounts payable and accrued expenses.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


2. RESULTS OF OPERATIONS, LETTER OF POTENTIAL INTEREST TO ACQUIRE LICENSE RIGHTS AND MANAGEMENT'S PLANS:

        The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates continuity of operations, and the realization of assets and liquidation of liabilities in the ordinary course of business. The Company incurred net losses of approximately $1,145,000 and $1,855,000 for the years ended July 31, 1995 and 1994, respectively. Further, at July 31, 1995, the
        Company's current liabilities exceeded its current assets by approximately $2,167,000. Therefore, the continuity of operations and realization of assets and liquidation of liabilities is subject to uncertainty. However, management believes that the going concern basis is appropriate based on the events and plans described below.

        In December 1994, the Company entered into a letter of potential interest with an affiliate. Under the terms of the letter, as amended in November 1995, the Company will grant the affiliate an option to extend the existing distribution agreement (Note 1) for two additional five-year periods with increased mimimum royalty requirements. In addition, the Company will grant the affiliate an option to acquire all of its interests in and to the MacGregor trademark and other related trademarks and rights (the "MacGregor Rights") for a cash payment of $675,000 plus a three-year note representing the then existing present value of the remaining minimum payments under the distribution agreement, including all extensions. Management and the affiliate believe that the foregoing structure recognizes a value for the MacGregor rights at an amount in excess of $4,200,000. In response to the November 1995 amendment to the letter of interest, the Company has reduced the carrying amount of its intangible assets at July 31, 1995 by $500,000. Management intends to use the proceeds of the distribution agreement and sale, should it occur, to pay current obligations and investigate mergers, acquisitions and other potential investment opportunities.

        Management believes that the proceeds from the extended royalty agreement, and sale of the MacGregor Rights, should it occur, when considered with the curtailment of CTS operations discussed in Note 8 will enable the Company to meet its current obligations and continue operations. If unanticipated factors arise that would cause the cash flow of the Company to fall short of needed levels, or if the Company is unable to complete the sale of the MacGregor Rights under the terms of the letter of potential interest, management has developed alternative plans to continue operations. These plans include:

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                      YEARS ENDED JULY 31, 1995 AND 1994


2. RESULTS OF OPERATIONS, LETTER OF POTENTIAL INTEREST TO ACQUIRE LICENSE RIGHTS AND MANAGEMENT'S PLANS (CONTINUED):

        a. Equitex, Inc. (a principal shareholder of the Company) providing financing, or causing financing to be provided, of any expenses of the Company. The Company would assign its rights to future Roadmaster Corporation royalty streams to Equitex, Inc. (Equitex) to the extent that such expenses were so funded by Equitex.


        b.      Investigating merger possibilities.

        c. Investigating increases in ownership equity to provide funds to meet current obligations.

        d. Investigating the sale of the MacGregor Rights to other parties.

        Management believes that these plans would be adequate and will enable the Company to effectively continue its operations.

3.      INCOME TAXES:

                Effective August 1, 1993, SFAS No. 109, "Accounting for Income Taxes," was adopted. SFAS No. 109 requires a company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


3.      INCOME TAXES (CONTINUED):

        The following is a summary of the Company's deferred tax assets at July 31, 1995:


                        Deferred royalties              $    22,000
                        Operating loss carry forward      1,703,000
                        Other                                10,000
                        Less valuation allowance         (1,735,000)
                                                        -----------
                                                        $
                                                        ===========


        At July 31, 1995, the Company has available, operating loss carryforwards of approximately $5,000,000 which may be utilized to offset future taxable income through 2010.


        A reconciliation of the statutory federal income tax rate to the Company's effective income tax rate is as follows:

                                                    July 31,
                                                  1995     1994
                                                  ----     ----
        Statutory income tax (benefit)            (34%)    (34%)
        State taxes                                (4%)     (4%)
        Non-deductible amortization                12%       5%
        Deferred tax benefit not recognized        26%      33%
                                                  ----     ----

                                                  ====     ====

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


4. MACGREGOR TRADEMARK AND LICENSE AGREEMENTS:

   In connection with the acquisition of assets from MSI, the Company acquired the worldwide rights to the use of the MacGregor name. Conditions for the continuation of the licenses include MSP maintaining a ratio of current assets to current liabilities of 1.2 to 1, on a quarterly basis. The Company was not in compliance with this condition at July 31, 1995, and has not received a waiver of the noncompliance at July 31, 1995. If necessary for the continuation of the Company's licenses, Equitex has agreed to provide or cause to be provided such current assets as may be needed. For the purpose of computing the ratio, current assets and current liabilities are calculated so that revolving loan debt secured in whole or in part by current assets is classified as a current liability. Other conditions include furnishing the Licensors with financial statements, notifying the Licensors of changes in ownership or management of the Company, and attaining certain levels of sales of licensed products.

5. LINES OF CREDIT.

   At July 31, 1995, CTS had two lines of credit with maximum borrowing limits of $225,000 and $175,000. At July 31, 1995, $380,677 was outstanding under the lines. Interest is at the bank's prime rate plus 0.5 percent (9.75% at July 31, 1995). In February 1994, the Company issued 344,000 shares of its common stock to CTS, and CTS pledged these shares to the bank as additional collateral for the lines. The shares were issued to and held by CTS, who pledged the shares of stock to the bank for its loan outstanding at that time of $175,000. The shares were valued at $.50 per share, which was within the range of the market value of MacGregor shares at that time. In October 1995, BB&T required the Company to cause 344,000 shares of its common stock to be purchased by Equitex's designee at $.50 per share. The proceeds of $172,000 reduced the BB&T indebtedness. Also in October, the Company agreed to issue 228,677 shares of its common stock to CTS, and CTS agreed to pledge these shares to the bank as collateral for its remaining indebtedness.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       YEARS ENDED JULY 31, 1995 AND 1994


6.  NOTES PAYABLE AND LONG-TERM DEBT:

    The Company was indebted to certain shareholders in the amount of $91,306 at July 31, 1995. The notes are unsecured, bear interest at the prime rate plus 2 percent (10.75% at July 31, 1995) or 10%, and are due on demand.

    Notes payable, shareholder, represents promissory notes to Equitex. The notes are unsecured and bear interest at 2 percent above the prime rate (10.75% at July 31, 1995). During the year ended July 31, 1995, $1,000,000 of notes were converted into 1,000 shares of the Company's Class C convertible preferred stock (Note 7). At July 31, 1995, $27,000 of the notes are due on demand and the balance of $225,020 are due in August 1996.

7.  REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS' EQUITY:

    CLASS A REDEEMABLE CONVERTIBLE PREFERRED STOCK:

    In May 1991, the Company issued 610 shares of Class A convertible preferred stock. The stock has a liquidation preference of $1,000 per share and a dividend preference of $100 per share per year, payable monthly if and when dividends are declared, and then accumulate to the extent the Company does not pay monthly dividends. Each share of Class A preferred stock is convertible into 272 shares of common stock. To the extent that the Company has adequate cash flow available, it can redeem the Class A convertible preferred stock in increments of 25 percent of the number of shares of Class A convertible preferred shares initially outstanding from time to time. If the Company completes a public offering of at least $4,000,000, the Class A convertible preferred stock will be redeemed at a rate of 25 percent per month for four months, commencing with the month that the public offering is completed. The Company has no current plans to complete a public offering and has not redeemed any of the Class A convertible preferred stock.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       YEARS ENDED JULY 31, 1995 AND 1994

7.  REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS' EQUITY (CONTINUED):

    CLASS B REDEEMABLE CONVERTIBLE PREFERRED STOCK:

    During the year ended July 31, 1994, the Company's 385,000 shares of $1.00 per share liquidation preference, Class B redeemable convertible preferred stock were converted to 385,000 shares of the Company's common stock.

    CLASS C CONVERTIBLE PREFERRED STOCK:

    Equitex, a principal shareholder of the Company, converted $1,000,000 of indebtedness into 1,000 shares of the Company's Class A convertible preferred stock during 1995 (Note 6). The Class C convertible preferred stock is not redeemable and has no voting rights. The Class C convertible preferred stock has a liquidation preference of $1,000 per share, a dividend preference of $70 per share per year, if and when declared, and (commencing May 1, 1996) is convertible into common stock at the lesser of $1.00 per share or 80% of the average market price for the Company's common stock at the time of conversion. The Company has the option of paying the dividends by issuing shares of the Company's common stock at a value equal to 80% of the average market price.

    STOCK OPTION PLAN:

    Effective December 2, 1991, the Company established a Stock Option Plan for employees, directors, and key consultants. The Company reserved 750,000 shares of common stock for issuance under the plan. The plan contains provisions for both an incentive ("ISOP") as well as a nonstatutory stock option plan, with options expiring ten years from the date of grant. No more than one-half of the maximum number of shares authorized under the plan may be reserved for issuance upon exercise of nonstatutory stock options. The ISOP provides that options will be granted at an exercise price no less than the fair market value of the Company's stock on the date of grant. The aggregate fair market value of the shares subject to exercise for the first time by any optionee during any calendar year may not exceed $100,000. Directors and key consultants who are not employees of the Company are not eligible to participate in the ISOP. As of July 31, 1995, 150,000 options had been granted under the ISOP.

    Prior to August 1, 1993, options to purchase 150,000 shares of common stock had been granted under the ISOP and are available for exercise. The exercise price of options to purchase 50,000 shares of common stock is $2.2375 per share and to purchase 100,000 shares of common stock is $1.00 per share. During the years ended July 31, 1995 and 1994, no options were granted, exercised or cancelled under the ISOP. The non-statutory plan provides that options may be granted at exercise prices no less than 85 percent of the fair market value of the Company's stock on the date of grant. As of July 31, 1995, no options have been granted under the non-statutory plan.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


7. REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS' EQUITY (CONTINUED)

   WARRANTS AND OTHER OPTIONS:

   In connection with the asset purchase of May 9, 1991, SAC, a privately owned company prior to its merger with Vida, issued the financial institution which provided the Company's revolving and term notes, a warrant allowing the institution to purchase 237,575 shares of non-voting common stock at a price of $.0735 per share. The exercise price of the warrant at the date of issue in 1991 equaled or exceeded fair market value of the Company's common stock at that date. The warrant expires May 9, 2001. At July 31, 1995, no warrants had been exercised.

   At December 31, 1991, the Company issued warrants to purchase up to 75,000 shares of the Company's common stock at $2.25 per share. The warrants, issued as compensation for having introduced the management to SAC to the management of Vida, are fully exercisable on the date of the grant, and expire on December 29, 1996. At July 31, 1995, no warrants had been exercised.

   As of July 31, 1995, the Company has outstanding for public sale 800,000 warrants, with each warrant entitling the holder thereof the right to purchase one common share at an exercise price of $1.00 for a period of 24 months through October 31, 1997. The Company may call the warrants for redemption at a price of $.05 per warrant upon 30 days prior written notice at any time. At July 31, 1995, no warrants had been exercised.

   In connection with a public offering, completed in October 1990, the Company issued and sold to the underwriter, for $100, warrants to purchase an aggregate of 120,000 common shares. Underwriters' warrants for 80,000 shares are exercisable through November 18, 1995, at an initial exercise price of 107 percent of the public offering price per Unit which consisted of one share of common stock and one redeemable warrant. Underwriters' warrants for 40,000 shares are exercisable for two years through November 18, 1995, at $6.00 per share. The common shares issued upon exercise of the underwriter's warrants will not be freely tradeable upon issuance, but may become tradeable upon registration at the demand of the holders thereof.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994

7.      REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS' EQUITY
(CONTINUED):


        WARRANTS AND OTHER OPTIONS (CONTINUED):

        During 1993 and 1992, the Company entered into note and warrant purchase agreements, primarily with certain of its shareholders, whereby the Company received proceeds of $536,000 upon the issuance of $536,000 of 10 percent promissory notes and 154,800 detachable warrants. The notes were paid during the years ended July 31, 1995 and 1994. The warrants are exercisable at $2.00 per warrant to acquire one share of common stock over a five-year period expiring July 1997. The Company allocated $3,488 of the total proceeds to the warrants. At July 31, 1995, no warrants had been exercised.

        CONVERSION OF ACCOUNTS PAYABLE TO COMMON STOCK:

        In September 1994, $191,000 of accounts payable with third parties were converted at the per share market price to 477,500 shares of the Company's Common Stock.


        OTHER COMMON STOCK ISSUANCES:

        In August through October 1995, the Company sold an additional 308,000 shares of its common stock at an average price of $.59 for proceeds of $181,000. Additionally, a shareholder purchased a $50,000 note with 10% interest. The proceeds of $231,000 were used to pay certain liabilities of the Company, as well as the Company's obligation under its license from Equilink.


8.      CAROLINA TEAM SPORTS, INC.:

        In 1992, the Company acquired the net assets of CTS. CTS was a regional sporting goods dealership servicing Georgia, North and South Carolina, as well as governmental agencies throughout the United States and Europe.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JULY 31, 1995 AND 1994


8.  CAROLINA TEAM SPORTS, INC. (CONTINUED):

    During the years ended July 31, 1995 and 1994, CTS realized declining gross profits and incurred operating losses. In response to the losses, during fiscal 1994, management reorganized the operations of CTS, terminated its governmental agency contracts and certain other sales contracts that were unprofitable, and sold certain equipment and inventory to an unrelated third party for $208,000 resulting in a loss of approximately $22,000. Management determined that the goodwill of CTS, arising from the acquisition, was permanently impaired and during the year ended July 31, 1994, operations were charged with approximately $282,000 for the elimination of the goodwill. During the year ended July 31, 1995, the Company ceased operations of CTS, its remaining retail sporting goods dealership was closed, and its furniture and equipment was sold for a loss of approximately $19,000.


9.  TERMINATION OF MARKETING AGREEMENT:

    Prior to October 1993, the Company's products were being marketed under an agreement with a third party. For these services, the Company paid agreed-upon commissions and agreed to grant, through 1996 based upon the third party attaining certain sales goals, options to purchase up to 309,400 shares of the Company's common stock. In October 1993, in conjunction with acquiring the Roadmaster agreement the marketing and option agreements were terminated in exchange for 185,640, shares of the Company's common stock. The Company recognized $140,000 of expense upon the issuance of common stock.

10. RELATED PARTIES:

    During the year ended July 31, 1994, the Company incurred approximately $25,000 of expenses for certain administrative services performed for the Company by Equitex.

    Prior to August 1, 1992, the Company entered into an agreement with Equitex to pay Equitex an investment banking fee for services provided to the Company in securing its credit facilities. The total amount due of $281,500 is payable when the Company has available funds. The Company entered into a management agreement effective May 9, 1991, with the Company to pay Equitex a fee of $10,000 per month for a period of twenty-four months. The management fee will be payable, and $30,000 shall accumulate or accrue, when the Company achieves net income of $60,000 in any three-month period. Because the Company has never achieved net income of $60,000 in any three-month period, no amounts have been accrued under the agreement.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       YEARS ENDED JULY 31, 1995 AND 1994


10. RELATED PARTIES (CONTINUED):

    Accrued interest and other payables, related parties, consists of approximately $314,947 of accrued interest due under the shareholder notes payable and approximately $64,232 due to Equitex and other related parties for reimbursement of general and administrative expenses paid by those parties on behalf of the Company. Expenses incurred by related entities on behalf of the Company were approximately $56,800 in 1995 and $7,500 in 1994.

11. COMMITMENTS:

    OTHER LICENSE AGREEMENTS:

    In May 1992, MSP entered into a licensing agreement which granted to the licensor royalties in consideration of granting MSP the right for the manufacture, purchase for resale, and distribution of golf gloves and pull carts under the MacGregor name. Royalty expense of approximately $173,000 was incurred during the year ended July 31, 1994. During 1994, the license agreement was terminated.

    On December 7, 1992, the Company executed a perpetual sublicense agreement and a marketing agreement through June 30, 1994 with a distributor of a patented two-wheel drive bicycle. The Company received a non-refundable royalty prepayment of $200,000 and $100,000 for marketing services through June 30, 1994. Accordingly, the Company recorded the $300,000 received as a deferred liability, and amortized the marketing agreement into income. During 1994, the Company believed the sublicensee committed breaches of the sublicense which would constitute a termination or grounds for termination of the sublicense. The sublicensee, to the best of the Company's knowledge, has ceased attempting to distribute the licensed product and accordingly, the Company has recorded the balance of the unamortized non-refundable royalty prepayment and the unamortized portion of the marketing agreement into income. Revenues of approximately $282,000 were recorded for the year ended July 31, 1994.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       YEARS ENDED JULY 31, 1995 AND 1994

11. COMMITMENTS (CONTINUED):

    OTHER LICENSE AGREEMENTS (CONTINUED):

    In June 1994, the Company paid $300,000 to terminate the Company's license with MacGregor Golf Company in exchange for its releasing the Company from future minimum royalties of $395,000 and $520,000 for the twelve months ended February 1995 and 1996, respectively.

    OPERATING LEASES:

    The Company leases office and warehouse space under an operating lease expiring May 1998. Total rent expense was approximately $35,352 and $128,700 for the years ended July 31, 1995 and 1994, respectively. Future minimum rental payments are as follows:

                           YEAR ENDING
                             JULY 31,
                           -----------
                              1996                $ 70,000
                              1997                  70,000
                              1998                  46,667
                              1999
                                                  --------
                                                  $186,667
                                                  ========

12. MAJOR CUSTOMERS AND EXPORT SALES:

    During the years ended July 31, 1995 and 1994, no single customer accounted for more than 10% of sales, and there were no significant export sales.

13. LOSS PER SHARE:
    Loss per share is computed based on the weighted average number of shares actually outstanding. Outstanding warrants, options and convertible preferred stock are not considered in the calculations as they would decrease loss per share.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                        APRIL 30, 1996 AND JULY 31, 1995

                                     ASSETS


                                                     APRIL 30, 1996       JULY 31, 1995
                                                     --------------       -------------
                                                       (UNAUDITED)
CURRENT ASSETS:
     CASH                                             $    4,646          $    2,846
     TRADE  RECEIVABLES, NET OF
          ALLOWANCE FOR DOUBTFUL
          ACCOUNTS OF $4,000 AT JULY 31, 1995                                  1,329
     INVENTORIES                                                               6,450
     ROYALTY RECEIVABLE, RELATED PARTY                    77,190
                                                      ----------          ----------
TOTAL CURRENT ASSETS                                      81,836              10,625
                                                      ----------          ----------
OFFICE FURNITURE AND EQUIPMENT                                                 8,414
LESS ACCUMULATED DEPRECIATION
    AND AMORTIZATION                                                          (6,723)
                                                      ----------          ----------
                                                                               1,691
                                                      ----------          ----------

OTHER ASSETS:
     TRADEMARKS AND LICENSE AGREEMENTS
          NET OF ACCUMULATED AMORITZATION
         ($2,439,225, APRIL 30, 1996; $1,099,612
          JULY 31, 1995)                               2,932,879           4,272,492
                                                      ----------          ----------

                                                      $3,014,715          $4,284,808
                                                      ==========          ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY



                                                       APRIL 30, 1996      JULY 31, 1995
                                                       --------------      -------------
                                                         (UNAUDITED)
CURRENT LIABILITIES:
     LINES OF CREDIT                                   $                   $   380,677
     NOTES PAYABLE, SHAREHOLDERS                                                91,306
     CURRENT PORTION OF LONG-TERM DEBT,
         SHAREHOLDER                                                            27,000
     INVESTMENT FEES PAYABLE TO RELATED PARTY                                  281,500
     ACCRUED INTEREST AND OTHER, RELATED PARTY                                 379,180
     ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                     953,013
     DEFERRED ROYALTY  REVENUE                                                  64,477
                                                       ------------        -----------
TOTAL CURRENT LIABILITIES                                                    2,177,153
                                                                           -----------

LONG-TERM DEBT,  SHAREHOLDER                                                   225,020
                                                       ------------        -----------

CLASS A 10% MANDATORY REDEEMABLE
      CONVERTIBLE PREFERRED STOCK, LIQUIDATION
      PREFERENCE $610,000 PLUS UNPAID DIVIDENDS, IF
      AND WHEN DECLARED; ISSUED AND OUTSTANDING -
      0 SHARES AT APRIL 30, 1996 AND 610 SHARES
      AT JULY 31, 1995.                                                        610,000
                                                       ------------        -----------

SHAREHOLDERS' EQUITY:
      CLASS C CONVERTIBLE PREFERRED STOCK,
          LIQUIDATION PREFERENCE OF $1,000 PLUS
          DIVIDEND PREFERENCE OF $70 PER SHARE
          PER YEAR, ISSUED AND OUTSTANDING  0 SHARES
          AT APRIL 30, 1996 AND 1000 SHARES AT
          JULY 31, 1995.                                                     1,000,000
      COMMON STOCK, PAR VALUE $.02; AUTHORIZED
          25,000,000 SHARES, ISSUED AND OUTSTANDING
          11,698,003 SHARES AT APRIL 30, 1996
          AND 8,249,423 SHARES AT JULY 31, 1995             233,960            164,988
      ADDITIONAL PAID-IN CAPITAL                         11,934,013          7,397,429
      WARRANTS                                            1,093,988              3,588
      DEFICIT                                           (10,247,246)        (7,293,370)
                                                       ------------        -----------

                                                          3,014,715          1,272,635
                                                       ------------        -----------

                                                       $  3,014,715        $ 4,284,808
                                                       ============        ===========






                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  THREE MONTHS ENDED APRIL 30, 1996 AND 1995

                                  (UNAUDITED)

                                       THREE MONTHS        THREE MONTHS
                                           ENDED               ENDED
                                       APRIL 30, 1996       APRIL 30, 1995
                                       --------------      ---------------
SALES                                     $                     $  129,931
COST OF SALES                                                      111,447
                                         ------------           ----------

GROSS PROFIT                                                        18,484
                                         ------------           ----------
ROYALTY INCOME:
  RELATED PARTY                                                     76,665
                                         ------------           ----------
OPERATING EXPENSES:
  GENERAL AND ADMINISTRATIVE                1,422,448              124,715
  DEPRECIATION AND AMORTIZATION                36,661               69,521
                                         ------------           ----------

                                            1,459,109              194,236
                                         ------------           ----------
OPERATING LOSS                             (1,459,109)             (99,087)
                                         ------------           ----------
OTHER INCOME (EXPENSE):
  INTEREST EXPENSE:
    RELATED PARTY                              (6,301)             (26,657)
    OTHER                                      (3,092)              (8,507)
  OTHER                                            81                4,046
                                         ------------           ----------

                                               (9,312)             (31,118)
                                         ------------           ----------

NET LOSS                                  $(1,468,421)          $ (130,205)
                                         ============           ==========

LOSS PER COMMON SHARE                     $      (.13)          $     (.02)
                                         ============           ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES                            11,599,113            8,249,423
                                         ============           ==========


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                       MACGREGOR SPORTS AND FITNESS, INC.
                                AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   NINE MONTHS ENDED APRIL 30, 1996  AND 1995

                                  (UNAUDITED)





                                                                    NINE MONTHS              NINE MONTHS
                                                                       ENDED                   ENDED
                                                                    APRIL 30, 1996         APRIL 30, 1995
                                                                   ---------------         --------------
SALES                                                            $                      $          450,450
COST OF SALES                                                                                      328,239
                                                                 ================       ==================

GROSS PROFIT                                                                                       122,211
                                                                 ================       ==================

ROYALTY INCOME:
  RELATED PARTY                                                          141,667                  176,665
                                                                 ================       ==================

OPERATING EXPENSES:
  GENERAL AND ADMINISTRATIVE                                            1,824,539                  355,790
  DEPRECIATION AND AMORTIZATION                                           140,459                  219,521
  WRITE DOWN OF TRADEMARK COSTS (NOTE 4)                                1,200,000
                                                                 ================       ==================

                                                                        3,164,998                  575,311
                                                                 ================       ==================

OPERATING LOSS                                                         (3,023,331)                (276,435)
                                                                 ================       ==================

OTHER INCOME (EXPENSE):
  INTEREST EXPENSE:
    RELATED PARTY                                                         (38,338)                 (80,952)
    OTHER                                                                 (12,830)                 (28,149)
  OTHER                                                                       838                   17,020
                                                                 ================       ==================

                                                                          (50,330)                 (92,081)
                                                                 ================       ==================

LOSS  BEFORE EXTRAORDINARY ITEM                                        (3,073,661)                (368,516)
                                                                 ================       ==================

EXTRAORDINARY ITEM, GAIN FROM
  EXTINGUISHMENT OF DEBT                                                  119,787
                                                                 ================       ==================

NET LOSS                                                         $     (2,953,874)      $         (368,516)
                                                                 ================       ==================

LOSS PER COMMON SHARE:  BEFORE
  EXTRAORDINARY ITEM                                             $          (.32)       $            (.05)
                                                                 ================       ==================

LOSS PER COMMON SHARE:                                           $          (.31)       $            (.05)
                                                                 ================       ==================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                                9,652,274                8,143,312
                                                                 ================       ==================





    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     MACGREGOR SPORTS AND FITNESS, INC.
                              AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED  APRIL 30, 1996 AND 1995

                                 (UNAUDITED)


                                                                                        NINE MONTHS                  NINE MONTHS
                                                                                            ENDED                      ENDED
                                                                                       APRIL 30, 1996             APRIL 31, 1995
                                                                                       --------------             --------------
NET CASH  PROVIDED BY  (USED IN) OPERATING ACTIVITIES                                $        (610,322)        $         (1,414)
                                                                                     ==================        =================

CASH FLOWS FROM FINANCING ACTIVITIES:
  NET PAYMENTS UNDER REVOLING CREDIT AGREEMENTS                                               (380,677)                 (13,158)
  PROCEEDS FROM ISSUANCE OF SHARES OF COMMON STOCK                                             992,799
  PROCCEDS FROM ISSUANCE OF NOTE PAYABLE, SHAREHOLDER                                          164,000
  PAYMENTS TO NOTES PAYABLE, SHAREHOLDER                                                      (164,000)
  INCREASE (DECREASE) IN BANK OVERDRAFT                                                                                 (16,153)
                                                                                     ==================        =================

NET CASH PROVIDED BY  (USED IN)  INVESTING ACTIVITIES                                          612,122                  (29,311)
                                                                                     ==================        =================

INCREASE (DECREASE) IN CASH                                                                      1,800                  (27,897)
                                                                                     ==================        =================

CASH, BEGINNING OF PERIOD                                                                        2,846                   35,738
                                                                                     ==================        =================

CASH AND CASH EQUIVALENTS, END OF PERIOD                                             $           4,646         $          7,841
                                                                                     ==================        =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  CASH PAID DURING THE PERIOD FOR INTEREST                                           $          42,148         $         24,535
                                                                                     ==================        =================


SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITY:

   DURING THE QUARTER ENDED OCTOBER 31, 1994, $191,000 OF
        ACCOUNTS PAYABLE WITH THIRD PARTIES WERE CONVERTED
        477,500 SHARES OF THE COMPANY'S COMMON STOCK.

   DURING THE QUARTER ENDED OCTOBER  31, 1995, THE COMPANY
        ISSUED 228,667  SHARES OF COMMON STOCK TO ITS SUBSIDIARY,
        CTS, AS ADDITIONAL COLLATERAL  TO BE PLEDGED FOR ITS
        LINE OF CREDIT ARRANGEMENT.

   DURING THE QUARTER ENDED OCTOBER 31, 1995, $42,056 OF
        NOTES  PAYABLE SHAREHOLDERS  WERE CONVERTED TO
        42,056  SHARES OF THE COMPANY'S COMMON STOCK.

   DURING THE QUARTER ENDED JANUARY 31, 1996, 1,000 SHARES
       OF  CLASS C CONVERTIBLE PREFERRED SHARES,  LIQUIDATION
        PREFERENCE OF $1,000 PER SHARE WERE CONVERTED TO
        1,000,000 SHARES OF THE COMPANY'S COMMON STOCK.

   DURING THE QUARTER ENDED JANUARY 31, 1996, DIVIDENDS OF
        $280,000 WERE DECLARED ON THE CLASS A MANDATORY
        REDEEMABLE CONVERTIBLE PREFERRED STOCK AND THE
        OUTSTANDING 610 SHARES OF CLASS A PREFERRED STOCK
        AND CUMULATIVE DIVIDENDS (TOTAL LIQUIDATION PREFERENCE
        OF $890,000) WERE CONVERTED TO 277,920 SHARES OF THE
        COMPANY'S COMMON STOCK.  THE PREFERRED STOCK WAS
        CONVERTED AT THE PRESCRIBED CONVERSION RATE OF 272
        SHARES OF COMMON STOCK TO 1 SHARE OF PREFERRED STOCK
        RESULTING IN 165,920 SHARES OF COMMON STOCK.  THE
        CUMULATIVE DIVIDENDS WERE CONVERTED AT AN AGREED
        UPON VALUE OF $2.50 PER SHARE OF COMMON STOCK RESULTING
        IN 112,000 SHARES OF COMMON STOCK.

    DURING THE QUARTER ENDED APRIL 30, 1996,  $1,960,699
        LIABILITIES WERE CONVERTED TO 1,271,936 SHARES OF
        COMMON STOCK (NOTE 8).

   DURING THE QUARTER ENDED APRIL 30, 1996 THE COMPANY
      ISSUED 200,000 WARRANTS TO ACQUIRE 200,000 SHARES OF
      THE COMAPNY'S COMMON STOCK IN RETURN FOR CONSULTING
      SERVICES PROVIDED.

   DURING THE QUARTER ENDED APRIL 30, 1996 THE COMPANY
      ISSUED 395,200 WARRANTS TO PURCHASE 395,200 SHARES
      OF THE COMPANY'S COMMON STOCK FOR SERVICES
      PROVIDED.





                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                       NINE MONTHS ENDED APRIL 30, 1996
                                  (UNAUDITED)

                                              CLASS C                              ADDITIONAL
                                          PREFERRED STOCK       COMMON STOCK        PAID-IN
                                         SHARES    AMOUNT     SHARES     AMOUNT     CAPITAL     WARRANTS      DEFICIT      TOTAL
                                         ------    ------     ------     ------     -------     --------      -------      -----
Balance, July 31, 1995                   1,000   $1,000,000   8,249,423 $164,988  $7,397,429   $    3,588   $(7,293,370) $1,272,635

Common stock issued as collateral
  for line of credit                                            228,667    4,573      (4,573)

Common stock issued in conversion of
  notes payable shareholders                                     42,056      841      41,215                                 42,056

Common stock issued in conversion
  of Class C convertible
  preferred shares                      (1,000)  (1,000,000)  1,000,000   20,000     980,000

Common stock issued in conversion
  of Class A redeemable convertible
  preferred stock                                               165,920    3,318     608,682                                610,000

Class A dividends declared                                                          (280,000)                              (280,000)

Common stock issued in payment
  of accrued Class A dividends                                  112,000    2,240     277,760                                280,000

Common Stock issued in payment
  of $1,053,005 of accounts payable and
  accrued expenses, $324,924 accrued
  interest and other retained parties,
  $281,500 investment fees related
  party, $252,020 long-term debt
  shareholder, $49,250 notes payable
  shareholders (Note 8).                                      1,271,936   25,439   1,935,260                              1,960,699

Common stock sold at:
  200,000 shares at $.50                                        200,000    4,000      96,000                                100,000
  126,000 shares at $.75                                        128,000    2,560      93,440                                 96,000
  200,000 shares at $1.25                                       200,000    4,000     246,000                                250,000

Sale of previously issued common stock
  (344,000 shares)                                                                   172,000                                172,000
  (228,667 shares)                                                                   274,800                                274,800


Common stock issued in exercise
  of employee stock option                                      100,000    2,000      98,000                                100,000

Warrants issued in connection
  of services provided                                                                          1,090,400                 1,090,400

Net Loss                                                                                                     (2,953,874) (2,953,874)
                                        ------     --------  ---------- -------- -----------   ----------   ------------ ----------
Balance, April 30, 1996                      0            0  11,698,002 $233,959 $11,934,013   $1,093,988  $(10,247,244) $3,014,715
                                        ======     ========  ========== ======== ===========   ==========   ============ ==========


               SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                      MACGREGOR SPORTS AND FITNESS, INC.
                               AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              NINE MONTHS ENDED
                          APRIL 30, 1996 AND 1995
                                 (UNAUDITED)



1.      THE INTERIM FINANCIAL STATEMENTS:


        MacGregor Sports and Fitness, Inc. (the "Company" or "MSF"), through its wholly-owned subsidiary, MacGregor Sports Product, Inc. ("MSP") owns the worldwide rights to the use of the MacGregor name for a broad range of sports. Roadmaster Corporation (an affiliate of the Company), through a distribution agreement, markets these recreational and fitness products. Carolina Team Sports ("CTS") is also a wholly-owned subsidiary. CTS had no significant operations during the nine months ended April 30, 1996.

        The interim financial statements have been prepared by MSF and, in the opinion of management, reflect all material adjustments
        (including normal recurring adjustments) which are necessary to a fair statement of results for the interim periods presented. Certain information and footnote disclosures made in the last annual report on Form 10-KSB have been condensed or omitted for the interim statements. It is the Company's opinion that, when the interim statements are read in conjunction with the July 31, 1995, annual report on Form 10-KSB, the disclosures are adequate to make the information presented not misleading.

2.      ORGANIZATION

        The Company was formed on December 30, 1991 through a merger between Vida Ventures, LTD. ("VIDA") and Sports Acquisition Company ("SAC"). SAC was formed in February 1991, and on May 9, 1991, it acquired certain assets of MacGregor Sporting Goods, Inc. ("MSI"). The primary assets were worldwide rights to use the MacGregor name on sporting, recreational and fitness products.

3.      AGREEMENT AND PLAN OF THE MERGER:

        On January 16, 1996, the Company entered an agreement and plan of a merger with Technical Publishing Solutions, Inc., a Minnesota Corporation ("TPSI"). TPSI is a technology company focused on document-based information management systems. Under the merger agreement, MSP will be merged with and into TPSI with TPSI as the surviving corporation and further, with the result that TPSI will become a wholly-owned subsidiary of MSF. Each of the owners of issued and outstanding TPSI common stock will be entitled to receive approximately 1.74 shares of MSF's common stock in exchange and conversion for each share of TPSI common stock held and each option or warrant to purchase one share of the common stock of TPSI outstanding will become an option or warrant to purchase approximately 1.74 shares of MSF common stock. For accounting purposes, the exchange will be treated as an acquisition of the Company by TPSI and as a recapitalization of TPSI. Included under the terms and conditions of the agreement are:


        a. The balance sheet of the Company is to have at least $3 million of liquid tangible net worth and cash of at least $1.0 million.

        b. The Company is to have paid or otherwise satisfied all debt and all current liabilities, or otherwise removed them from the Company's balance sheet.

        c. The Company may not have more than 12,000,000 million shares of common stock outstanding. Included in this amount would be any shares subject to an option or warrant with exercise prices of less than $1.00 per share. The Company may not have more than 2,200,000 outstanding warrants and options.

        d. The Company is to, subject to its shareholder approval, have completed the sale of substantially all of its assets (Note 4).

        e. Certain other requirements including a satisfactory due diligence and approval by the Company's stockholders.

        To meet the above requirements, it is necessary for the Company to satisfy all of its obligations or otherwise remove those liabilities from its balance sheet. The Company intends to sell stock or take other actions as management determines necessary to meet this requirement.

        TPSI will record the transaction as an acquisition and recapitalization. Accordingly, for accounting purposes, TPSI is assumed to be the acquirer. Subsequently to the transaction, the historical financial statements will be those of TPSI.

            MacGregor will change its fiscal year end to March 31. Accordingly, assuming the Merger closes prior to July 31, 1996, the end of the Company's current fiscal year, MacGregor will not file a year-end report on Form 10-KSB for the fiscal year ended July 31, 1996, but will file forms 10-QSB for the fiscal quarters ending June 30, September 30 and December 31 of 1996, and its next year-end annual report for the year ended March 31, 1997.

4.      AGREEMENT TO SELL LICENSE RIGHTS:

        In February 1996, the Company entered an agreement with an affiliate. Under the terms of the agreement, the Company will sell all of its interests in and to the MacGregor trademark and other related trademarks and rights (the "MacGregor Rights") for cash at closing of $1,000,000 plus $1,910,000 to be paid in twelve equal monthly installments. In response to the agreement, the Company reduced the carrying amount of its intangible assets at January 31, 1996 by $1,200,000. Previously, the Company was anticipating realizing approximately $4 million on its sale of the MacGregor Rights. However, in late 1995, due to the competitive retail environment that the MacGregor trademarks operate in, Management believes the $2.9 million sales price stated in the agreement is the maximum amount a buyer would offer. Management has investigated the sale of the MacGregor Rights to other parties and believes the proposed transaction offers the best outcome for the Company and its shareholders.

5.      DISTRIBUTION AGREEMENT:

        Effective October 7, 1993, the Company entered an agreement with Roadmaster Corporation ("RMC") by which RMC acquired the exclusive rights to distribute MacGregor products, subject to certain worldwide territorial limitations and restrictions set forth in the Company's other licensing agreements. The agreement continues for five years, with an option to renew for an additional five year term with a minimum annual royalty. The agreement provides that RMC will pay the Company on a quarterly basis percentage-based royalties on net revenues generated from sales of the MacGregor products with minimum cumulative royalties.

        Under the agreement, the Company received cash of approximately $1,631,000 in exchange for accounts receivable with a book value of $427,000, $623,000 of inventory, and $30,000 of equipment, resulting in a $551,000 write off the carrying value of the MacGregor license costs. The purchase price included payment of the revolving line of credit for $440,000, payment for $276,000 to satisfy commissions owed and to settle the exclusive representation agreement with a company that had been marketing the Company's products, $186,000 for the reduction of certain notes payable, and $729,000 for the reduction of certain accounts payable and accrued expenses.

        Roadmaster markets its products (principally bicycles and fitness equipment) under the brand names of Roadmaster and Vitamaster. Roadmaster, through its independent representatives and key account managers, sells its and MacGregor's products to retail sporting good stores and large retailers such as discount stores, department stores and other mass merchant outlets.

6.      LOSS PER SHARE:

        Loss per share is computed based on the weighted average number of shares actually outstanding. Outstanding warrants, options and convertible preferred stock are not considered in the calculation as they would decrease loss per share.

7.      EXTRAORDINARY ITEM:

        During the nine months ended April 30, 1996, the Company settled certain trade payables and accrued expenses related to the Company's former CTS operations and realized a gain on debt extinguishment of $119,787.

8. During the quarter ended April 30, 1996, the following liabilities were converted to 1,271,963 shares of common stock.


             Accounts payable and accrued expenses         $1,053,005
             Accrued interest and other, related parties      324,924
             Investment fees payable to related party         281,500
             Long-term debt, shareholder                      252,020
             Notes payable shareholders                        49,250
                                                           ----------
                                                           $1,960,699
                                                           ==========

9.      SUBSEQUENT EVENT:

        During March 1996, the Company finalized an agreement to issue a consultant warrants to acquire 200,000 shares of the Company's common stock in return for services provided to the Company. The exercise price of the warrants was, in the aggregate, $200,000 below the trading price of the Company's common stock on the date of issue of approximately $3.00 per share. The warrants expire five years from the date of issuance. As a result of this transaction, the Company recognized an expense of $300,000 during the month of March 1996.

        During April 1996, the Company finalized an agreement to issue warrants to acquire 395,200 (250,200 of which were issued to the Chairman of the Board) shares of the Company's common stock in return for services provided to the Company. The exercise price of the warrants was, in the aggregate $790,400 below the trading price of the Company's common stock on the date of issue of approximately $3.00 per share. As a result of this transaction, the Company recognized the expense of $790,400 during the month of April 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To IntraNet Integration Group, Inc.:

We have audited the accompanying consolidated balance sheets of IntraNet Integration Group, Inc. (formerly known as Technical Publishing Solutions, Inc.) and Subsidiaries as of March 31, 1995 and 1996, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended March 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IntraNet Integration Group, Inc. and Subsidiaries as of March 31, 1995 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended March 31, 1996 in conformity with generally accepted accounting principles.


                                                LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
May 14, 1996

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS


                                                                                 March 31,
                                                                         1995               1996
                                                                         ----               ----
                            ASSETS
Current assets:
  Cash and cash equivalents                                              $9,239            $37,513
  Accounts receivable, net                                            2,099,570          3,102,394
  Inventories                                                           246,634            324,523
  Prepaid expenses and other                                             87,607            418,438
                                                                     ----------         ----------
     Total current assets                                             2,443,050          3,882,868

Property and equipment, net                                           1,435,782          1,539,318
Intangible assets, net                                                        0            290,680
                                                                     ----------         ----------

                                                                     $3,878,832         $5,712,866
                                                                     ==========         ==========
       LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Revolving credit facility                                            $233,162         $1,108,098
  Convertible promissory notes                                                0            550,000
  Current portion of long-term debt                                     154,996            127,496
  Current portion of capital lease obligations                          121,310            148,045
  Current portion of stock redemption payable                                 0              9,500
  Accounts payable                                                    1,731,295          2,701,244
  Sales tax payable                                                     109,296             68,147
  Accrued expenses                                                      104,792            247,105
                                                                     ----------         ----------
     Total current liabilities                                        2,454,851          4,959,635

Deferred income taxes                                                    80,000             38,000
Stock redemption payable, net of current portion                              0             30,008
Long-term debt, net of current portion                                  200,004            108,341
Capital lease obligations, net of current portion                       736,253            598,065
                                                                     ----------         ----------

     Total liabilities                                                3,471,108          5,734,049

Commitments and contingencies

Stockholders' equity (deficiency):
  Common stock, $.001 par value, 100,000,000 shares authorized,
    20,000,000 and 10,000,000 shares issued and outstanding, re          20,000             10,000
  Additional paid-in capital                                              9,343              7,289
  Retained earnings (deficit)                                           396,160            (22,265)
  Unearned compensation                                                 (17,779)           (16,207)
                                                                     ----------         ----------

     Total stockholders' equity (deficiency)                            407,724            (21,183)
                                                                     ----------         ----------

                                                                     $3,878,832         $5,712,866
                                                                     ==========         ==========


                See notes to consolidated financial statements.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED  STATEMENTS OF OPERATIONS


                                                               Year Ended March 31,
                                                  1994                1995                 1996
                                                  ----                ----                 ----
Revenues:
  Hardware integration                         $3,489,188          $5,015,758           $8,198,800
  Software, technical services and support      3,756,035           4,738,648            4,522,054
  On-demand printing services                           0             692,255            1,514,888
                                               ----------          ----------           ----------
    Total revenues                              7,245,223          10,446,661           14,235,742
                                               ----------          ----------           ----------

Cost of revenues:
  Hardware integration                          3,011,789           4,350,199            6,795,594
  Software, technical services and support      2,212,125           2,879,454            2,799,650
  On-demand printing services                           0             371,037            1,113,009
                                               ----------          ----------           ----------

    Total cost of revenues                      5,223,914           7,600,690           10,708,253
                                               ----------          ----------           ----------

    Gross profit                                2,021,309           2,845,971            3,527,489
                                               ----------          ----------           ----------

Operating expenses:
  Sales and marketing                             954,444           1,244,995            1,827,003
  General and administrative                      524,607             916,253            1,188,364
  Research and development                        300,877             341,740              496,066
  Depreciation and amortization                    50,792             109,274              159,340
                                               ----------          ----------           ----------

    Total operating expenses                    1,830,720           2,612,262            3,670,773
                                               ----------          ----------           ----------

    Income (loss) from operations                 190,589             233,709             (143,284)

Interest expense                                  (23,143)            (97,033)            (230,293)
                                               ----------          ----------           ----------

Income (loss) before income taxes                 167,446             136,676             (373,577)

    Provision for (benefit of) income taxes        64,000              64,553             (125,770)
                                               ----------          ----------           ----------

Net income (loss)                                $103,446             $72,123            ($247,807)
                                               ==========          ==========           ==========

Net income (loss) per common share
 and common share equivalents                       $0.01               $0.00               ($0.02)
                                               ==========          ==========           ==========

Weighted average
 common shares outstanding                     20,000,000          20,467,290           12,916,667
                                               ==========          ==========           ==========


                See notes to consolidated financial statements.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                CONSOLIDATED  STATEMENTS OF STOCKHOLDERS' EQUITY



                                            Common Stock              Additional      Retained
                                    --------------------------         Paid-in        Earnings       Unearned
                                       Shares          Amount          Capital        (Deficit)     Compensation       Total
                                    -----------       --------        ----------      ---------     ------------    ----------
Balance - March 31, 1993             20,000,000        $20,000         ($20,000)       $220,591             $0       $220,591

  Net income                                 --             --               --         103,446             --        103,446
                                     ----------        -------         --------        --------       --------       --------
Balance - March 31, 1994             20,000,000         20,000          (20,000)        324,037              0        324,037

  Grant of stock options                     --             --           29,343              --        (29,343)             0

  Stock options compensation earned          --             --               --              --         11,564         11,564

  Net income                                 --             --               --          72,123             --         72,123
                                     ----------        -------         --------        --------       --------       --------

Balance - March 31, 1995             20,000,000         20,000            9,343         396,160        (17,779)       407,724

  Grant of stock options                     --             --            5,236              --         (5,236)             0

  Stock options compensation
   earned                                    --             --               --              --          6,808          6,808

  Repurchase of common
   stock                            (10,000,000)       (10,000)          (7,290)       (170,618)            --       (187,908)

  Net loss                                   --             --               --        (247,807)            --       (247,807)
                                     ----------        -------         --------        --------       --------       --------

Balance - March 31, 1996             10,000,000        $10,000           $7,289        ($22,265)      ($16,207)      ($21,183)
                                     ==========        =======         ========        ========       ========       ========


                See notes to consolidated financial statements.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED  STATEMENTS OF CASH FLOWS


                                                                              Year Ended March 31,
                                                             ---------------------------------------------------
                                                               1994                1995                 1996
                                                             ----------        -------------        ------------
Cash flows from operating activities:
  Net income (loss)                                          $103,446             $72,123             ($247,807)
   Adjustments to reconcile net income (loss) to
    cash flows from operating activities:
   Depreciation and amortization                               50,792             158,160               327,221
   Stock option compensation earned                                 0              11,564                 6,808
   Deferred income taxes                                       28,000              47,766               (66,000)
   Changes in operating assets and liabilities                 46,824            (325,039)             (314,831)
                                                             --------            --------             ---------
     Cash flows from operating activities                     229,062             (35,426)             (294,609)
                                                             --------            --------             ---------

Cash flows from investing activities:
  Proceeds from sale of property and equipment                      0                   0               126,286
  Purchase of property and equipment                         (317,056)           (363,512)             (429,193)
  Acquisition of intangible assets                                  0                   0              (325,000)
                                                             --------            --------             ---------

     Cash flows from investing activities                    (317,056)           (363,512)             (627,907)
                                                             --------            --------             ---------

Cash flows from financing activities:
  Net advances on revolving credit facility                   120,000             103,162               874,936
  Proceeds from convertible promissory notes                        0                   0               550,000
  Proceeds from long-term debt                                100,000             640,000                     0
  Payments on long-term debt                                  (55,367)           (456,655)             (119,163)
  Payments on capital lease obligations                        (1,225)            (16,074)             (204,983)
  Repurchase of common stock                                        0                   0              (150,000)
                                                             --------            --------             ---------

     Cash flows from financing activities                     163,408             270,433               950,790
                                                             --------            --------             ---------

Increase (decrease) in cash and cash equivalents               75,414            (128,505)               28,274

Cash and cash equivalents, beginning of period                 62,330             137,744                 9,239
                                                             --------            --------             ---------

Cash and cash equivalents, end of period                     $137,744              $9,239               $37,513
                                                             ========           =========             =========

Supplemental cash flows information:
  Cash paid for interest                                      $22,220             $97,768              $226,533
  Cash paid for income taxes                                  $57,422             $22,387               $19,396

Noncash financing and investing activities:
  Equipment acquired with capital lease obligation           $116,045            $758,817               $93,530
  Common stock redeemed with note payable, net                     $0                  $0               $37,908

Detail of changes in operating assets and liabilities:
  Accounts receivable, net                                  ($630,027)          ($748,428)          ($1,002,824)
  Inventories                                                 151,008            (199,530)              (77,889)
  Prepaid expenses and other                                  (25,142)            (75,955)             (306,831)
  Accounts payable                                            568,695             628,468               969,949
  Sales tax payable                                            15,023              56,968               (41,149)
  Accrued expenses                                            (32,733)             13,438               143,913
                                                             --------            --------             ---------
    Net changes in operating assets and liabilities           $46,824           ($325,039)            ($314,831)
                                                             ========           =========             =========


                See notes to consolidated financial statements.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            MARCH  31, 1995 AND 1996


(1)  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS AND PRINCIPLES OF CONSOLIDATION - IntraNet Integration Group, Inc. (formerly known as Technical Publishing Solutions, Inc.) ("IIGI" or "the Company") was incorporated in the State of Minnesota in 1990. The Company is a single source vendor providing computer hardware, software, development, distribution and related services to help companies create, manage and distribute unstructured business-critical information typically found in documents. The Company has offices in Minneapolis, Milwaukee, Denver and Phoenix and sales affiliates in Boston and Atlanta. The consolidated financial statements include the accounts of IntraNet Integration Group, Inc. and its wholly-owned subsidiaries DocuPro Services, Inc. and IntraNet Solutions, Inc. All significant intercompany transactions have been eliminated.

CASH AND CASH EQUIVALENTS - The Company considers all short-term, highly liquid investments that are readily convertible into known amounts of cash and have original maturities of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE - Provision for losses on trade accounts receivable is made in amounts required to maintain an adequate allowance to cover anticipated bad debts. Accounts receivable are charged against the allowance when it is determined by the Company that payment will not be received. Any subsequent receipts are credited to the allowance. Accounts receivable is presented net of an allowance of $6,600 and $30,000 as of March 31, 1995 and 1996.

INVENTORIES - Inventories, consisting primarily of computer hardware and software and publishing supplies, are valued at the lower of cost (first-in, first-out) or market value.

DEPRECIATION - Property and equipment, including leasehold improvements, are recorded at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets, two to ten years, or the life of the lease, whichever is shorter. Maintenance, repairs and minor renewals are expensed when incurred.

INTANGIBLE ASSETS - Intangible assets are recorded at cost and presented net of accumulated amortization of $34,320 at March 31, 1996. Goodwill is amortized on a straight-line basis over eight years. The Company's two covenants not to compete are amortized on a straight-line basis over their terms of five and two years. Management periodically evaluates the value of recorded intangible assets. At March 31, 1996, management believes all recorded intangible assets will be realized.

SOFTWARE DEVELOPMENT COSTS - Software development costs generally are expensed as incurred as development expense. Statement of Financial Accounting Standards No. 86 requires the capitalization of certain software development costs once technological feasibility is established. The capitalized cost is then amortized on a straight-line basis over the estimated product life, or on the ratio of current revenues to total projected product revenues, whichever is greater. To date, the period between achieving technological feasibility, that the Company has defined as the establishment of a working model, and the general availability of such software has been short and software development costs qualifying for capitalization have been insignificant. Accordingly, the Company has not capitalized any software development costs.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996



REVENUE RECOGNITION - The Company produces its revenues from (i) the sale of software, (ii) the sale of service and maintenance contracts and (iii) the sale of a variety of other products and services. Revenue from the sale of software is recognized in accordance with Statement of Position 91-1 "Software Revenue Recognition". Accordingly, revenue is recognized at the time of product shipment if no significant Company obligations remain and collection of the resulting sale price is probable. In instances where significant Company obligations remain, revenue recognition is delayed until the obligation has been satisfied. Revenue from service and maintenance contracts is generally recognized ratably over the term of the contract. Revenue from contracts with original durations of one year or less is recognized at the time of sale if the Company does not expect to have material future obligations to service the contract. Revenue from the sale of all other products and services is recognized at the time of delivery to the customer.

INCOME TAXES - The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", under which deferred income tax assets and liabilities are recognized for the differences between financial and income tax reporting bases of assets and liabilities based on currently enacted rates and laws.

NET INCOME (LOSS) PER COMMON SHARE - Net income (loss) per common share is determined by dividing net income (loss) by the weighted average number of common share and common share equivalents outstanding during each period. Common share equivalents include the dilutive effects of options and warrants which are assumed to be exercised at the beginning of periods using the treasury stock method and the fair value of the Company's common shares. Common share equivalents are not included in the calculation if the effect is anti-dilutive. Primary and fully diluted net income (loss) per share are the same.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LONG-LIVED ASSETS - During fiscal 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (Statement No. 121). Statement No. 121 establishes accounting standards for the recognition and measurement of impairment of long-lived assets, certain identifiable intangibles and goodwill either to be held or disposed. The adoption of Statement No. 121 did not have a material impact on the Company's financial position or results of operations.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996


(2) CONTEMPLATED REVERSE MERGER

On January 16, 1996, IIGI and its then sole stockholder entered into an agreement and plan of merger with MacGregor Sports and Fitness, Inc. (MSF).
MSF is a publicly traded non-operating entity. At closing, IIGI's stockholders will receive approximately 60% of the then outstanding common stock of MSF in exchange for their IIGI common stock. IIGI plans to record this transaction as an acquisition and recapitalization. The following unaudited pro forma consolidated balance sheet presents the financial position of the Company as if the aforementioned transaction had occurred as of March 31, 1996:

                                 (IN THOUSANDS)

                                       IIGI           MSF       PRO FORMA
 ASSETS                             HISTORICAL    HISTORICAL   ADJUSTMENTS     PRO FORMA
                                    ----------    ----------   -----------     ---------
Current assets                        $3,883      $   82        $    8 (A)      $6,683
                                                                 2,910 (B)
                                                                  (200)(C)
Property and equipment, net            1,539           0                         1,539
Intangible assets, net                   291       2,933        (2,933)(B)         291
                                      ------      ------        ------          ------
                                      $5,713      $3,015       ($  215)         $8,513
                                      ======      ======        ======          ======

  LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities                   $4,960      $    0                        $4,960
Long-term liabilities                    774           0                           774
                                      ------      ------        ------          ------
                                       5,734           0                         5,734
Stockholders' equity                     (21)      3,015             8 (A)       2,779
                                                                   (23)(B)
                                                                  (200)(C)
                                      ------      ------        ------          ------
                                      $5,713      $3,015       ($  215)         $8,513
                                      ======      ======        ======          ======

Pro forma adjustments to reflect:

(A) Sale of 2,000 shares of common stock by MSF at $4 per share prior to the transaction.
(B) Sale of trademark rights by MSF prior to the transaction.
(C) Legal, accounting and banking fees and other costs of the transaction.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996


(3) ACQUISITION OF ASSETS

On December 14, 1995, the Company acquired the assets of a division of a printing business in Denver, Colorado for $200,000. The Company has recorded the acquisition using purchase accounting and allocated the purchase price $75,000 to inventory and equipment, $40,000 to a covenant not to compete (amortized over two years) and $85,000 to goodwill (amortized over eight years). In addition to the purchase price, the Company agreed to sublease certain equipment from the seller. The operations of this business are included in the Company's consolidated financial statements from the date of acquisition. Due to the small nature of the business acquired and the date of acquisition, the operations did not materially impact the Company's results of operations for the year ended March 31, 1996.

(4) PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at:

                                   March 31,   March 31,
                                      1995        1996
                                   ----------  ----------
Equipment and furniture            $1,497,724  $2,007,626
Vehicles                              147,861           0
Leasehold improvements                  8,210      13,429
                                   ----------  ----------
Total property and equipment        1,653,795   2,021,055
Less: accumulated depreciation        218,013     481,737
                                   ----------  ----------
Total property and equipment, net  $1,435,782  $1,539,318
                                   ----------  ----------


Property and equipment includes items under capital leases of $851,309 and $852,346, net of accumulated depreciation of $55,369 and $147,803, as of March 31, 1995 and 1996.

(5)  SHORT-TERM DEBT

REVOLVING CREDIT FACILITY - The Company has a revolving credit agreement that provides for borrowings of up to $1,500,000 based on available collateral. Advances of $233,162 and $1,108,098 were outstanding as of March 31, 1995 and 1996. Advances are due on demand and accrue interest at the bank's base lending rate plus 2.5% (the effective rate of interest was 11.5% and 10.75% as of March 31, 1995 and 1996). The agreement is secured by substantially all Company assets, personally guaranteed by a stockholder and requires the Company to meet various covenants including maintenance of minimum levels of net worth.

CONVERTIBLE PROMISSORY NOTES - In December 1995, the Company issued $550,000 of 10% unsecured convertible promissory notes. The notes are due the earlier of May 31, 1996 or the closing of the contemplated transaction described in Note
2. The notes are convertible into common stock of the Company at the option of the holder at $1.50 per share or potentially lower amounts if certain conditions apply. In connection with the notes, the Company issued 156,750 warrants to acquire shares of its common stock at an exercise price of $1.00 per share (a price greater than the fair market value at the date of issuance).

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996

(6)  LONG-TERM DEBT AND CAPITAL LEASES

LONG-TERM DEBT -

                           March 31,    March 31,
                            1995         1996
                           --------     --------
Note payable - bank,
monthly installments of
$8,333 plus interest at
the bank's base lending
rate plus 2.5%
(effective rates of
11.5% and 10.75% at
March 31, 1995 and
1996), due March 1998,
secured by
substantially all
Company assets and
guaranteed by a
stockholder.              $300,000      $208,337
Notes payable -
stockholders, due on
demand, interest at
12%, unsecured and
subordinated to bank
indebtedness.               55,000        27,500
                          --------      --------
Total long-term debt       355,000       235,837
Less: current maturities   154,996       127,496
                          --------      --------
Long-term debt, net       $200,004      $108,341
                          ========      ========


Future maturities of long-term debt are $127,496 and $108,341 for the years ending March 31, 1997 and 1998.

CAPITAL LEASE OBLIGATIONS - The Company has certain assets under capital lease obligations. The leases require total monthly payments of $19,556 and carry interest rates between 14.6% and 16.6%. The minimum lease payments required under the capital leases together with the present value of the minimum lease payments are as follows for the years ending March 31,:

1997                                            $246,568
1998                                             246,568
1999                                             243,595
2000                                             164,998
2001                                              38,409
                                                --------
Total                                            940,138
Less:  amount representing interest              194,028
                                                --------
Present value of future minimum lease payments   746,110
Less: current portion                            148,045
                                                --------
Long-term portion                               $598,065
                                                ========

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996


(7)  STOCKHOLDERS' EQUITY

STOCK REDEMPTION - During July 1995, the Company entered into a stock redemption agreement to acquire 50% of its outstanding common stock from a single stockholder for $200,000. The Company paid $150,000 at closing with the remaining $50,000 due in $10,000 annual installments without interest. The Company has recorded the remaining payment obligation at its net present value.

STOCK SPLITS - On June 2, 1995, the Company declared a 900-for-1 stock split and on November 6, 1995, the Company declared a 21.22-for-1 stock split. The stock splits have been retroactively reflected in the accompanying consolidated financial statements.

STOCK OPTIONS - On January 16, 1996, the Board of Directors approved the 1994-1997 Stock Option Plan (the Plan), pursuant to which options and other awards to acquire an aggregate of 6,000,000 shares of the Company's common stock may be granted. The Company integrated all previous granted options into the Plan. The Plan is administered by the Board of Directors, which has the discretion to determine the number and purchase price of shares subject to stock options (which may be below the fair market value of the common stock on the date thereof), the term of each option, and the time or times during the term when the options become exercisable.

The following summarizes stock options activity through March 31, 1996:


                                    Number
                                      of        Exercise
                                    Options      Prices
                                   ---------  -------------
Outstanding as of April 1, 1994            0
Options granted                    1,152,648  $0.03 - $0.05
                                   ---------
Outstanding as of March 31, 1995   1,152,648
Options granted                    2,163,132  $0.08 - $1.50
                                   ---------
Outstanding as of  March 31, 1996  3,315,780
                                   ---------


Certain options granted above have exercise prices less than the fair market value of the Company's common stock on the date of grant. The Company recognizes the compensation element of these grants over the vesting period of the related options. The options generally vest over periods of one to five years. As of March 31, 1996, 1,100,048 options were exercisable. The options expire at various dates through January 2006.

(8)  RETIREMENT SAVINGS PLAN

The Company maintains a pre-tax salary reduction/profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The Plan covers substantially all full-time employees who have reached the age of 21. Profit sharing contributions by the Company are completely discretionary. Contributions for the years ended March 31, 1994, 1995 and 1996 were $52,000, $48,162 and $0.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996


(9)  INCOME TAXES

Provision for income taxes consisted of the following components for the years ended March 31,:


                    1994     1995       1996
                   -------  -------  ----------
Current:
 Federal           $25,000  $12,787    ($59,770)
 State              11,000    4,000           0
                   -------  -------  ----------
  Total             36,000   16,787     (59,770)
Deferred            28,000   47,766     (66,000)
                   -------  -------  ----------
  Total provision  $64,000  $64,553   ($125,770)
                   =======  =======  ==========


The tax effects of temporary differences giving rise to the deferred items consisted of the following at:



                                          March 31,  March 31,
                                            1995     1996
                                          ---------  ---------
Net current deferred tax assets:
 Allowance for uncollectible accounts           $0    $12,000
 Inventory                                       0     12,000
                                           -------  ---------
  Net current deferred tax assets               $0    $24,000
                                           -------  ---------
Net long-term deferred tax liabilities
(assets):
 Net operating loss carryforwards               $0   ($71,000)
 Amortization of intangible assets               0     (9,000)
 Depreciation of fixed assets               80,000    118,000
                                           -------  ---------
  Net long-term deferred tax liabilities   $80,000    $38,000
                                           =======  =========


Deferred tax liabilities and deferred tax assets reflect the net tax effects of temporary differences between the approximate carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The net current deferred tax assets as of March 31, 1996, are included in prepaid expenses and other in the consolidated balance sheet. At March 31, 1996, the Company had a net operating loss carryforward of approximately $177,000, which, if not used, expires in 2011.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                            MARCH  31, 1995 AND 1996


(10)  COMMITMENTS AND CONTINGENCIES

OPERATING LEASES - The Company has entered into certain noncancelable operating lease agreements related to office/warehouse space, equipment and vehicles. Total rent expense under operating leases was $115,204, $220,020 and $254,662 for the years ended March 31, 1994, 1995 and 1996. Minimum remaining rental commitments under operating leases are as follows for the years ending March 31,:


                1997                            $182,961
                1998                             106,247
                1999                              73,290
                                                --------
                   Total                        $362,498
                                                ========


In April 1996, the Company entered into a seven year operating lease agreement for approximately 34,000 square feet of office and warehouse space for its Minneapolis operations. The lease requires monthly payments of approximately $20,000.

SOFTWARE ROYALTIES - The Company has acquired a suite of software products complimentary with its own software development through a royalty agreement. Prepaid royalties of up to $60,000 are payable upon delivery and acceptance of source code, documentation and certain upgrades. Royalties (including prepaid royalties) are due based on 15% of product sales until a total of $250,000 has been paid and 10% thereafter. At March 31, 1996, the Company had prepaid $50,000 of royalties. No royalties have been earned in any period.

CONSULTING AGREEMENT - The Company has a consulting agreement with a former stockholder that requires monthly payments of $10,300 through July 2000.

(11)  MAJOR SUPPLIERS

MAJOR SUPPLIERS - The Company utilizes a single supplier to provide the majority of its computer hardware sales. Purchases from this supplier were approximately 39%, 54% and 68% of total product purchases during the years ended March 31, 1994, 1995 and 1996. The Company has a supply and resale agreement with this supplier that expires June 30, 1996 and is annually renewable.

The Company utilizes a single supplier to provide the majority of its software and maintenance services. Purchases from this supplier were approximately 24% of total product purchases during the years ended March 31, 1994 and 1995 and 13% for 1996. The Company has a supply and resale agreement with this supplier that expires January 1, 1998.

             UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS



On January 16, 1996, Intranet Integration Group, Inc. (IIGI or the Company) and its sole stockholder entered into an agreement and plan of merger with MacGregor Sports and Fitness, Inc. (MSF or MacGregor). MacGregor is a publicly traded non-operating entity. At closing, IIGI's stockholders will receive approximately 60% of the then outstanding common stock (approximately 18,000,000 shares) of MSF in exchange for their IIGI common stock. The Company plans to record this transaction as an acquisition and recapitalization. The following unaudited pro forma condensed statement of operations for the twelve month period ended March 31, 1996 gives effect to the transaction as if it had occurred effective April 1, 1995. The following unaudited condensed balance sheet as of March 31, 1996 gives effect to the transaction as if it had occurred on March 31, 1996.

These financial statements do not purport to present results which would actually have been obtained if the transaction had been in effect during the period covered or any future results which may in fact be realized. These financial statements should be read in conjunction with the accompanying notes and the separate historical financial statements and notes thereto of MacGregor Sports and Fitness, Inc. and Intranet Integration Group, Inc.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 1996


                                                         MACGREGOR SPORTS           PRE-MERGER       MACGREGOR SPORTS
                                                         AND FITNESS, INC.          ADJUSTMENTS      AND FITNESS, INC.
                                                       (HISTORICAL - NOTE 2)         (NOTE 4)          (AS ADJUSTED)
                                                       ---------------------        -----------      -----------------
                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                     $     4,646              8,164 (A)        $ 1,090,000
                                                                                     1,000,000 (B)
                                                                                        77,190 (C)
  Accounts receivable, net                                                0                                         0
  Royalty receivable - related party                                 77,190            (77,190)(C)                  0
  Note receivable                                                         0          1,910,000 (B)          1,910,000
  Inventories                                                             0                                         0
  Prepaid expenses and other                                              0                                         0
                                                         --------------------      -----------      -----------------
     Total current assets                                            81,836          2,918,164              3,000,000

PROPERTY AND EQUIPMENT, NET                                               0                                         0
INTANGIBLE ASSETS, NET                                            2,932,879         (2,932,879)(B)                  0
                                                         --------------------      -----------      -----------------
                                                                $ 3,014,715           ($14,715)           $ 3,000,000
                                                         ====================      ===========      =================

                 LIABILITIES AND
              STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Revolving credit facility                                     $         0        $         0            $         0
  Convertible promissory notes                                            0                                         0
  Current portion of long-term debt                                       0                                         0
  Current portion of capital lease obligations                            0                                         0
  Accrued interest payable                                                0                                         0
  Accounts payable and other                                              0                                         0
                                                         --------------------      -----------      -----------------
     Total current liabilities                                            0                  0                      0

LONG-TERM LIABILITIES                                                     0                                         0
                                                         --------------------      -----------      -----------------
     Total liabilities                                                    0                  0                      0
                                                         --------------------      -----------      -----------------

STOCKHOLDERS' EQUITY:
  Common stock, at par                                              233,960                163 (A)            234,123
  Additional paid-in capital                                     11,934,013              8,001 (A)         11,942,014

  WARRANTS                                                        1,093,988                                 1,093,988
  Retained earnings (deficit)                                   (10,247,246)           (22,879)(B)        (10,270,125)
  Unearned compensation                                                   0                                         0
                                                         --------------------      -----------      -----------------
     Total stockholders' equity                                   3,014,715            (14,715)             3,000,000
                                                         --------------------      -----------      -----------------

                                                                $ 3,014,715           ($14,715)           $ 3,000,000
                                                         ====================      ===========      =================

Shares of MSF common stock outstanding                                                                     11,700,003
                                                                                                    =================



                                                            INTRANET
                                       MACGREGOR SPORTS    INTEGRATION       PRO FORMA
                                      AND FITNESS, INC.    GROUP, INC.      ADJUSTMENTS
                                       (AS ADJUSTED)      (HISTORICAL)        (NOTE 5)          PRO FORMA
                                      -----------------  ---------------    -----------        -----------
                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                 $ 1,090,000   $     37,513       ($200,000)(E)      $   927,513


  Accounts receivable, net                            0      3,102,394                            3,102,394
  Royalty receivable - related party                  0              0                                    0
  Note receivable                             1,910,000              0                            1,910,000
  Inventories                                         0        324,523                              324,523
  Prepaid expenses and other                          0        418,438                              418,438
                                       ----------------   ------------      -----------         -----------
     Total current assets                     3,000,000      3,882,868         (200,000)          6,682,868


PROPERTY AND EQUIPMENT, NET                           0      1,539,318                            1,539,318
INTANGIBLE ASSETS, NET                                0        290,680                              290,680
                                       ----------------   ------------      -----------         -----------
                                            $ 3,000,000   $  5,712,866        ($200,000)        $ 8,512,866
                                       ================   ============      ===========         ===========


                 LIABILITIES AND
              STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Revolving credit facility                 $         0   $  1,108,098               $0         $ 1,108,098
  Convertible promissory notes                        0        550,000                              550,000
  Current portion of long-term debt                   0        127,496                              127,496
  Current portion of capital lease
   obligations                                        0        148,045                              148,045
  Accrued interest payable                            0              0                                    0
  Accounts payable and other                          0      3,025,996                            3,025,996
                                       ----------------   ------------      -----------         -----------
     Total current liabilities                        0      4,959,635                0           4,959,635

LONG-TERM LIABILITIES                                 0        774,414                              774,414
                                       ----------------   ------------      -----------         -----------
     Total liabilities                                0      5,734,049                0           5,734,049
                                       ----------------   ------------      -----------         -----------

STOCKHOLDERS' EQUITY:
  Common stock, at par                          234,123         10,000           52,877 (D)         297,000
  Additional paid-in capital                 11,942,014          7,289       (9,229,014)(D)       2,520,289
                                                                               (200,000)(E)
  WARRANTS                                    1,093,988              0       (1,093,988)(D)               0
  Retained earnings (deficit)               (10,270,125)       (22,265)      10,270,125 (D)         (22,265)
  Unearned compensation                               0        (16,207)                             (16,207)
                                       ----------------   ------------      -----------         -----------
     Total stockholders' equity               3,000,000        (21,183)        (200,000)          2,778,817
                                       ----------------   ------------      -----------         -----------
                                            $ 3,000,000   $  5,712,866         (200,000)        $ 8,512,866
                                       ================   ============      ===========         ===========

Shares of MSF common stock outstanding       11,700,003                      18,000,000          29,700,003
                                       ================                     ===========         ===========

            See notes to condensed pro forma financial statements.

               INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
              FOR THE TWELVE MONTHS ENDED MARCH 31, 1996 (NOTE 3)


                                                                         INTRANET
                                                  MACGREGOR SPORTS       INTEGRATION            PRO FORMA
                                                  AND FITNESS, INC.      GROUP, INC.           ADJUSTMENTS
                                                  (HISTORICAL)          (HISTORICAL)             (NOTE 5)          PRO FORMA
                                                  -----------------   ---------------          ------------       -----------
REVENUES                                                $280,188        $14,235,742             ($280,188)(F)      $14,235,742

COST OF REVENUES                                         118,231         10,708,253              (118,231)(F)       10,708,253
                                                     -----------        -----------            ----------          -----------
     Gross profit                                        161,957          3,527,489              (161,957)           3,527,489

OPERATING EXPENSES                                     1,097,946          3,670,773            (1,097,946)(F)        3,670,773
                                                     -----------        -----------            ----------          -----------
     Income (loss) from operations                      (935,989)          (143,284)              935,989             (143,284)

OTHER INCOME (EXPENSE)                                (1,823,559)          (230,293)            1,823,559(F)          (230,293)
                                                     -----------        -----------            ----------          -----------
     Income (loss) before extraordinary item          (2,759,548)          (373,577)            2,759,548             (373,577)

EXTRAORDINARY ITEM, GAIN FROM
 EXTINGUISHMENT OF DEBT                                  119,787                  0              (119,787)(F)                0
                                                     -----------        -----------            ----------          -----------
     Income (loss) before income taxes                (2,639,761)          (373,577)            2,639,761             (373,577)

PROVISION FOR (BENEFIT OF) INCOME TAXES                        0           (125,770)                    0 (F)         (125,770)
                                                     -----------        -----------            ----------          -----------

NET LOSS                                             ($2,639,761)         ($247,807)           $2,639,761            ($247,807)
                                                     ===========        ===========            ==========          ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                    9,333,677                                                    29,700,003
                                                     ===========                                                   ===========

LOSS PER SHARE BEFORE EXTRAORDINARY ITEM                  ($0.30)                                                       ($0.01)
                                                     ===========                                                   ===========

LOSS PER SHARE                                            ($0.28)                                                       ($0.01)
                                                     ===========                                                   ===========

            See notes to condensed pro forma financial statements.

              INTRANET INTEGRATION GROUP, INC. AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                MARCH 31, 1996


(1)  DESCRIPTION OF THE TRANSACTION

On January 16, 1996, IntraNet Integration Group, Inc., (IIGI or the Company) and its then sole stockholder entered into an agreement and plan of merger with MacGregor Sports and Fitness, Inc. (MSF or MacGregor). MacGregor is a publicly traded non-operating entity. At closing, IIGI's stockholders will receive approximately 60% of the then outstanding common stock of MSF (approximately 18,000,000 shares) in exchange for their IIGI common stock. The Company plans to record this transaction as an acquisition and recapitalization. The following unaudited pro forma condensed statements of operations for the twelve month period ended March 31, 1996 give effect to the transaction as if it had occurred effective April 1, 1995. The unaudited condensed balance sheet as of March 31, 1996 gives effect to the transaction as if it had occurred on March 31, 1996.

(2)  MACGREGOR SPORTS AND FITNESS PERIODS OF PRESENTATION

The MacGregor Sports and Fitness, Inc. balance sheet is as of April 30, 1996, the end of its third fiscal quarter. MacGregor believes presentation of its April 30, 1996 balance sheet does not materially change the pro forma presentation since it approximates its financial position at March 31, 1996.

(3)  PRO FORMA CONDENSED STATEMENT OF OPERATIONS PERIOD OF PRESENTATION

MacGregor Sports and Fitness, Inc. has a July 31 fiscal year end and IntraNet Integration Group, Inc. has a March 31 fiscal year end. For purposes of the pro forma condensed statement of operations, a twelve month period beginning April 1, 1995 and ending March 31, 1996 has been used for each company.

(4)  DESCRIPTION OF PRE-MERGER ADJUSTMENTS

MacGregor contemplates completing the following transactions in advance of the merger transaction:

     (A) To record the sale of approximately 2,000 shares of common stock at $4.00 per share to provide the level of current assets required by the merger agreement.
     (B) To record the sale of trademark rights for $2,910,000 payable $1,000,000 in cash at closing and $1,910,000 in promissory note payable in twelve equal installments plus interest at the prime rate.
     (C) To record the collection of royalties receivable from the licensee as a condition of the trademark rights sale.

(5)  DESCRIPTION OF PRO FORMA ADJUSTMENTS

     (D)  To record the transaction as a reverse merger.
     (E) To record legal, accounting and banking fees and other costs of the transaction.
     (F) To reflect the reverse merger as if it had occurred on April 1, 1995. Since MSF will be a non-operating entity at the date of the transaction, none of the revenues or expenses of MSF would have resulted during the period had the transaction occurred on April 1, 1995. Accordingly, the adjustment reflects the removal of these revenue and expense items.

                                                                       EXHIBIT D



================================================================================



                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                      MACGREGOR SPORTS AND FITNESS, INC.,

                        MG ACQUISITION SUBSIDIARY, INC.

                                      AND

                      TECHNICAL PUBLISHING SOLUTIONS, INC.


================================================================================





                                January 16, 1996

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
ARTICLE I.    DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  1. Articles of Merger   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  2. Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  3. Closing Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  4. Code   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  5. Disclosure Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  6. Effective Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  7. Employee Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  8. ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  9. The Company Common Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  10.  The Company Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  11.  The Company Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  12.  Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  13.  Company Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  14.  Parent Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  15.  Parent Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  16.  Parent Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

ARTICLE II.   CHANGE OF NAME  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

ARTICLE III.  GOVERNING LAW; ARTICLES OF INCORPORATION;
              AUTHORIZED SHARES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

ARTICLE IV.   PRINCIPAL OFFICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

ARTICLE V.    DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

ARTICLE VI.   CONVERSION AND ISSUANCE OF SHARES IN THE
              REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
  1.   Parent Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
  2.   Conversion of Company Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
  3.   Merger   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
  4.   Surrender of the Company's Certificates  . . . . . . . . . . . . . . . . . . . . . . . .     5
  5.   Adjustment Event   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
  6.   Survival and Limitation of the Parent Convertible Securities   . . . . . . . . . . . . .     6
  7.   Survival and Conversion of the Company Stock Options and Warrants  . . . . . . . . . . .     6
  8.   Dissenting Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
  9.   Parent Common Stock; Demand and Piggy-Back Registration Rights   . . . . . . . . . . . .     7
  10.  Parent Fiscal Year Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ARTICLE VII.  EFFECT OF THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ARTICLE VIII. ACCOUNTING MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ARTICLE IX.   APPROVAL OF SHAREHOLDERS; FILING OF ARTICLES OF
              MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

ARTICLE X.    PARENT'S AND SUBSIDIARY'S REPRESENTATIONS AND
              WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
  1.   Organization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
  2.   Authorization and Validity of Agreement  . . . . . . . . . . . . . . . . . . . . . . . .     8
  3.   Capitalization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
  4.   Information and Completeness of Disclosure   . . . . . . . . . . . . . . . . . . . . . .     9
  5.   Disclosure of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
  6.   Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
  7.   Good Title to Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  8.   Good Title to Personal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  9.   Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  10.  Inventions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  11.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  12.  Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  13.  Vendor Relations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  14.  Condition of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  15.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  16.  Litigation and Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  17.  Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  18.  Disclosures in Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  19.  Compliance with Securities Act of 1933 . . . . . . . . . . . . . . . . . . . . . . . . .    12
  20.  No Approvals or Notices Required; No Conflict With Other Instruments . . . . . . . . . .    12
  21.  Directors' Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  22.  Stock Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  23.  Minute Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
  24.  Licenses; Compliance With Laws and Regulations . . . . . . . . . . . . . . . . . . . . .    13
  25.  Product Liability Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
  26.  SEC Reports and Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .    13
  27.  Banks and Other Depositories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  28.  Powers of Attorney . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  29.  Absence of Undisclosed Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  30.  Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  31.  Inventories  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  32.  Tax Reports and Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  33.  Absence of Other Changes or Events . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
  34.  Taxes Concerning Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
  35.  Employment Contracts; Collective Bargaining Agreements . . . . . . . . . . . . . . . . .    16
  36.  Administration of Employee Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  37.  Warranties; Products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  38.  Environmental Protection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  39.  Recommendation and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17

ARTICLE XI.   REPRESENTATIONS AND WARRANTIES OF THE
              COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  1.   Organization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  2.   Authorization and Validity of Agreement  . . . . . . . . . . . . . . . . . . . . . . . .    17
  3.   Capitalization   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  4.   Information and Completeness of Disclosure   . . . . . . . . . . . . . . . . . . . . . .    18
  5.   Disclosure of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  6.   Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  7.   Good Title to Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
  8.   Good Title to Personal Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
  9.   Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
  10.  Inventions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
  11.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
  12.  Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
  13.  Vendor Relations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
  14.  Condition of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
  15.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
  16.  Litigation and Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
  17.  Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
  18.  No Approvals or Notices Required; No Conflict With Other Instruments . . . . . . . . . .    21
  19.  Directors' Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
  20.  Stock Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
  21.  Minute Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
  22.  Licenses; Compliance With Laws and Regulations . . . . . . . . . . . . . . . . . . . . .    21
  23.  Environmental Protection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  24.  Banks and Other Depositories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  25.  Powers of Attorney . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  26.  Absence of Undisclosed Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  27.  Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
  28.  Inventories  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
  29.  Tax Reports and Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
  30.  Absence of Other Changes or Events . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
  31.  Taxes Concerning Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
  32.  Employment Contracts; Collective Bargaining Agreements . . . . . . . . . . . . . . . . .    24
  33.  Administration of Employee Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
  34.  Warranties and Products  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
  35.  Product Liability Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
  36.  Recommendation and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25

ARTICLE XII.  INVESTMENT BANKERS; FAIRNESS OPINION  . . . . . . . . . . . . . . . . . . . . . .    25

ARTICLE XIII.  CONDUCT OF BUSINESSES PRIOR TO CLOSING   . . . . . . . . . . . . . . . . . . . .    26
  1.   Negative Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
  2.   Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

ARTICLE XIV.  ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  1.   Access and Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  2.   Company 1994-1997 Stock Option Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  3.   Expenses; "Break-Up" Fee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  4.   Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

ARTICLE XV.   CONDITIONS PRECEDENT TO PARENT'S OBLIGATIONS  . . . . . . . . . . . . . . . . . .   28
  1.   Approval of the Reorganization   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
  2.   Compliance With This Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
  3.   No Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  4.   No Litigation or Governmental Proceedings  . . . . . . . . . . . . . . . . . . . . . . .   29
  5.   Statutory Requirements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  6.   Representations and Warranties of the Company to be True   . . . . . . . . . . . . . . .   29
  7.   Opinion of Counsel of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  8.   Auditors Examination; Tax-Free Reorganization Status   . . . . . . . . . . . . . . . . .   30
  9.   Due Diligence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

ARTICLE XVI.  CONDITIONS PRECEDENT TO THE COMPANY'S
              OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  1.   Completed Transactions; Other Financial Matters  . . . . . . . . . . . . . . . . . . . .   31
  2.   Securities Outstanding; Registration Rights  . . . . . . . . . . . . . . . . . . . . . .   31
  3.   NASDAQ Maintenance and Listing   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  4.   Affiliate "Lock-Up" Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  5.   Approval of the Reorganization   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  6.   Dissenting Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  7.   Compliance With This Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  8.   No Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  9.   No Litigation or Governmental Proceedings  . . . . . . . . . . . . . . . . . . . . . . .   33
  10.  Statutory Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  11.  Representations and Warranties to be True  . . . . . . . . . . . . . . . . . . . . . . .   33
  12.  Opinion of Legal Counsel of Parent . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  13.  Opinion of Tax Counsel of Parent.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  14.  No Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  15.  Securities Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  16.  Options and Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  17.  Delivery of Fairness Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  18.  NASDAQ Listing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  19.  Employment Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
  20.  Indemnification Escrow . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
  21.  SEC Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
  22.  Auditors Examination; Tax-Free Reorganization  . . . . . . . . . . . . . . . . . . . . .   37
  23.  Due Diligence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

ARTICLE XVII.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
               COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

ARTICLE XVIII. CLOSING; DELIVERIES AT CLOSING   . . . . . . . . . . . . . . . . . . . . . . . .    37
  1.   Closing and Closing Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
  2.   Closing Deliveries by the Parent   . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
  3.   Closing Deliveries by the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . .    38

ARTICLE XIX.  TERMINATION AND ABANDONMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .    38

ARTICLE XX.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
  1.   Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
  2.   Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
  3.   Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
  4.   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
  5.   Subsidiary Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  6.   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  7.   Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  8.   Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  9.   Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  10.  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43

   EXHIBIT INDEX

Exhibit A     Restated Articles of Incorporation of MacGregor Sports & Fitness, Inc.
Exhibit B     Restated Articles of Incorporation of Technical Publishing Solutions, Inc.
Exhibit C     Disclosure Schedule of MacGregor Sports & Fitness, Inc.
Exhibit D     Disclosure Schedule of Technical Publishing Solutions, Inc.
              (and Company Subsidiaries)
Exhibit E-1   Interim Affiliate "Lock-Up" Agreement
Exhibit E-2   Twelve-Month Affiliate "Lock-Up" Agreement
Exhibit F     Fairness Opinion of Summit Investment Corporation

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                      MACGREGOR SPORTS AND FITNESS, INC.,
                        MG ACQUISITION SUBSIDIARY, INC.
                                      AND
                      TECHNICAL PUBLISHING SOLUTIONS, INC.


  THIS AGREEMENT AND PLAN OF MERGER (hereafter the "Agreement"), entered into this 16th day of January, by and among MACGREGOR SPORTS AND FITNESS, INC., a Minnesota corporation (hereafter "Parent"), MG ACQUISITION SUBSIDIARY, INC., a Minnesota corporation (hereafter "Subsidiary") and TECHNICAL PUBLISHING SOLUTIONS, INC., a Minnesota corporation (hereafter the "Company") (Parent, Subsidiary and the Company being hereafter sometimes collectively referred to as the "Constituent Corporations.").

                                  WITNESSETH:

  WHEREAS, the Parent is a corporation duly-organized and existing under the laws of the State of Minnesota, having been incorporated on November 17, 1989, Subsidiary is a duly-organized and existing corporation under the laws of the State of Minnesota, wholly owned by Parent and newly and solely formed for the purpose of effecting the transactions contemplated by this Agreement, and the Company is a corporation duly- organized and existing under the laws of the State of Minnesota, having been incorporated on March 16, 1990;

  WHEREAS, the Constituent Corporations desire to adopt and implement this Agreement providing for the reorganization of the Constituent Corporations (the "Reorganization") pursuant to that certain Letter of Intent dated October 3, 1995 between Parent and the Company and in accordance with the provisions of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, in the manner hereinafter set forth; and

  WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable for the general welfare and advantage of the Constituent Corporations, and their respective shareholders, that all issued and outstanding shares of common stock of the Company be converted into and exchanged solely for voting shares of Parent, and that the Company subsequently shall become a wholly-owned subsidiary of Parent for the purpose of effecting a reverse triangular merger under Sections 368(a)(1)(A) and (a)(2)(E) of the Code (as defined below) and the Constituent Corporations respectively desire to effect such exchange and reorganization pursuant to this Agreement and the laws of the State of Minnesota.

  NOW, THEREFORE, in consideration of the representations, warranties and mutual agreements herein contained, the parties hereby agree, in accordance with the applicable provisions of the laws of the State of Minnesota, that all the issued and outstanding shares of the Company shall be acquired by Parent, and subsequent to the Effective Date, shall be deemed a wholly-owned subsidiary of Parent, and that the Parent and the Company shall continue each of their respective corporate existences subject to the change of corporate name provided for in Article II of this Agreement. The terms and conditions of the Reorganization and the manner of carrying the same into effect are as follows:

                                   ARTICLE I.

                                  DEFINITIONS

  For the purposes of this Agreement, the following words and phrases shall have the meanings set forth below:

  1. Articles of Merger. Articles of Merger shall refer to the articles of merger (in the form agreed to by the parties) to be filed with the Minnesota Secretary of State pursuant to Section 641 of the Minnesota Business Corporation Act.

  2. Closing. Subject to the conditions herein provided, Closing shall refer to: the issuance and delivery of the Shares to the Company, and its shareholders, as of the Closing Date; the execution of Articles of Merger between Subsidiary and the Company; and all further acts necessary for consummating this Agreement.

  3. Closing Date. Closing Date shall refer to the date that is no more than three (3) business days after the special meetings of shareholders of Parent and Subsidiary referred to in Article IX hereof, or such other date to which the parties may agree.

  4. Code. Code shall refer to the Internal Revenue Code of 1986, as amended.

  5. Disclosure Schedule. The Disclosure Schedule shall refer to that schedule of certain items that are required to be disclosed pursuant to this Agreement, as provided by each of Parent and the Company.

  6. Effective Date. The Effective Date shall be the date and time on which the Articles of Merger are filed by the Constituent Corporations with the Office of the Secretary of State of Minnesota.

  7. Employee Plans. Employee Plans shall mean any disability, medical, dental or other health insurance plan; life insurance or other death benefit plan; pension, profit sharing, retirement or other deferred compensation plan; stock option, bonus or other incentive compensation plan; or vacation, sick leave or severance plan; including, without limitation, any employee welfare benefit plan or employee pension benefit plan as defined in ERISA, whether or not any of the foregoing are funded.

  8. ERISA. ERISA shall refer to the Employee Retirement Income Security Act of 1974, as amended.

  9. The Company Common Stock. The Company Common Stock shall refer to the authorized shares of Common Stock of the Company, no par value.

  10. The Company Financial Statements. The Company Financial Statements shall refer to the consolidated audited balance sheets of the Company as of March 31, 1995, with the related consolidated statements of operation, stockholders equity and cash flows for the year then ended and the notes to them and the unaudited consolidated balance sheet of the Company as of December 31, 1995, with the related statements of operation, stockholders' equity and cash flows for the three (3) and nine (9) month periods then ended.

  11. The Company Options. The Company Options shall refer to the options and warrants to acquire the Company Common Stock described in the Disclosure Schedule.

  12. Shares. Shares shall refer to those shares of the Parent's Common Stock that shall be issued by Parent held by Subsidiary for issuance to the Company, and its shareholders, as the consideration for the acquisition of the common stock of the Company pursuant to this Agreement.

  13. Company Subsidiaries. Company Subsidiaries shall refer collectively to IntraNet Solutions, Inc. and DocuPro Services, Inc., both of which are wholly-owned subsidiaries of the Company.

  14. Parent Common Stock. Parent Common Stock shall refer to the authorized shares of Common Stock of Parent, par value $.02.

  15. Parent Financial Statements. Parent Financial Statements shall refer to the audited consolidated balance sheets of Parent as of July 31, 1995, 1994 and 1993 with the related consolidated statements of operation, stockholders' equity and changes in cash flows for the years then ended and the notes to them and the unaudited consolidated balance sheets of Parent as of January 31, 1996 with the related statements of operation, stockholders' equity and cash flows for the three (3) and six (6) month periods then ended.

  16. Parent Options. Parent Options shall refer to the options and warrants to acquire Parent Common Stock described in the Disclosure Schedule.

                                  ARTICLE II.

                                 CHANGE OF NAME

  As of the Effective Date, the Restated Articles of Incorporation of the Parent shall be amended, or shall then reflect, that the name of Parent shall be "IntraNet Solutions, Inc."

                                  ARTICLE III.

                           GOVERNING LAW; ARTICLES OF
                        INCORPORATION; AUTHORIZED SHARES

  The laws of the State of Minnesota shall govern the Parent and the interpretation and enforcement of this Agreement. Subject to approval of the shareholders of Parent, the Articles of Incorporation of Parent shall be restated in their entirety, as set forth in Exhibit A attached hereto. As restated, these Articles of Incorporation shall remain in effect as the Restated Articles of Incorporation of the Parent subsequent to this Reorganization and until the same may be further altered or amended by its shareholders in accordance with the provisions thereof. Pursuant to said Restated Articles of Incorporation, the authorized shares of the Parent on the Effective Date shall be 50,000,000 authorized shares of Common Stock, with $.01 value.

                                  ARTICLE IV.

                                PRINCIPAL OFFICE

  The principal office and registered office of the Parent shall be changed, prior to the Effective Date, to 5500 Lincoln Drive, Suite 110, Minneapolis, Minnesota 55436.

                                   ARTICLE V.

                             DIRECTORS AND OFFICERS

  The following individuals shall be appointed and elected to serve as the executive officers and directors of the Parent as of the Closing Date:

   Directors

   Henry Fong                               Chairman of the Board

   Robert F. Olson                          Director

   Jeffrey J. Sjobeck                       Director

   [TPSI Nominee]                           Director

   [MSF Nominee]                            Director

   Executive Officers

   Robert F. Olson                          Chief Executive Officer; President

   Jeffrey J. Sjobeck                       Chief Financial Officer

   John Coleman                             Vice President, Sales and Marketing

   Jeffrey J. Sjobeck                       Secretary

  The existing officers and directors of the Parent and Subsidiary not named above and holding office on the Closing Date shall be deemed to have resigned as of the Closing Date.

                                  ARTICLE VI.

            CONVERSION AND ISSUANCE OF SHARES IN THE REORGANIZATION

  The manner of carrying into effect the Reorganization, and the manner and basis of issuing the Parent's Shares to the sole shareholder of the Company shall be as follows:

  1. Parent Common Stock. No shares of the Parent Common Stock issued and outstanding on the Effective Date shall be converted or otherwise affected as a result of the

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Reorganization, but all of such common shares shall remain issued shares of
Common Stock of the Parent.

  2. Conversion of Company Shares. At the Effective Date, by virtue of the merger of the Subsidiary with and into the Company, each share of Company Common Stock issued and outstanding shall be acquired by Parent and exchanged for Parent Common Stock, and each shareholder of the Company shall be entitled to receive for each one (1) share of Company Common Stock held of record on the Effective Date approximately 1.4 shares, subject to adjustment as summarized below, of Parent Common Stock, with the result that the shareholders of the Company shall hold in the aggregate at least 55% of the total outstanding shares of Parent Common Stock (calculated on a fully diluted basis assuming that the total outstanding shares of Parent include: all convertible securities of Parent on an as-if-converted basis; all options and warrants exercisable at a price of less than $1.00 per share; and all Olson Warrants to be issued pursuant to Article XVI, paragraph 6). Certificates representing fractional shares will not be issued. In the event that the exchange ratio generates fractional shares, fractions of .5 or greater will be rounded to the next higher whole number of shares, and fractions smaller than .5 will be rounded to the next lower whole number. Each issued share of the Company Common Stock held in the Company's treasury at the Effective Date shall not be converted into Parent Common Stock.

  3. Merger. Subsequent to the conversion and exchange of shares described in paragraph 2 above, Subsidiary shall be merged with and into the Company in accordance with the applicable provisions of Minnesota law and the separate existence of Subsidiary shall cease. All outstanding shares of Common Stock of Subsidiary shall then be converted into 100 newly issued common shares of the Company, all held of record by Parent subsequent to the merger.

  4. Surrender of the Company's Certificates. As soon as practicable after the Effective Date, stockholders who previously held and owned shares of the Company shall surrender their certificates representing such shares for cancellation and reissuance as Common Stock of the Parent.

  5. Adjustment Event. In the event of any change in the Common Stock of Parent between the date of this Agreement and the Effective Date by reason of any stock dividend, split-up, reclassification, recapitalization, combination, conversion, exchange of shares or the like (an "Adjustment"), the number of Shares to be issued to the Company's Common Stock holders shall be appropriately adjusted from that described in paragraph 2 above.

  6. Survival and Limitation of the Parent Convertible Securities. At Closing and on the Effective Date, the Parent shall not have outstanding warrants or options to purchase, or any other security convertible into, its Common Stock in excess of 2,100,000 shares (and further subject to the conditions described in Article XVI, paragraph 16 hereof). All such shares subject to an option or warrant or otherwise convertible into Common Stock with exercise prices of less than $1.00 per share shall be included in and counted against the maximum permitted 12,000,000 shares of Parent Common Stock outstanding on an as-if-converted basis (as described in Article XVI, paragraph 15 hereof).

  7. Survival and Conversion of the Company Stock Options and Warrants. All stock options and warrants to purchase the Common Stock of the Company outstanding on the Effective Date shall survive the Reorganization. Each outstanding warrant or option to purchase Common Stock of the Company will be assumed by the Parent on the Effective Date and will be converted into an option to acquire such number of whole shares of Common Stock of the Parent equal to the product of the resulting exchange ratio in the Reorganization and the number of shares of Common Stock of the Company remaining subject to the original option immediately prior to the Effective Date of the Reorganization, at an exercise price per share equal to the exercise price per share of the Common Stock of the Company immediately prior to the Effective Date of the Reorganization multiplied by the resulting exchange ratio. Options to purchase fractional shares will not be issued. In the event the exchange ratio generates options for the purchase of fractional shares, fractions of .5 or greater will be rounded to the next higher whole number of shares, and fractions smaller than
 .5 will be rounded to the next lower whole number.

  8. Dissenting Shareholders. Notwithstanding the foregoing, outstanding shares of the Company Common Stock which are held by shareholders who have properly preserved and perfected dissenters' rights pursuant to Sections 471 and 473 of the Minnesota Business Corporation Act shall not be converted into shares of Parent Common Stock; however, such shares and the holders of such shares shall be subject to and treated in accordance with the Minnesota Business Corporation Act and specifically those sections of such law relating to the rights of dissenting shareholders. Similarly, shareholders in the Parent who have properly preserved and perfected their dissenters' rights pursuant to the Minnesota Business Corporation Act shall also be subject to and treated in accordance with the Minnesota Business Corporation Act and specifically those sections of such law relating to the rights of dissenting shareholders. The directors and officers of the Constituent Corporations have reviewed this Agreement and the terms of the contemplated Reorganization and have determined that they should, and do by this Agreement, agree to vote in favor of the contemplated Reorganization at the appropriate director and/or stockholder meeting, as the case may be.

  9. Parent Common Stock; Demand and Piggy-Back Registration Rights. The issuance of the Shares of Parent Common Stock to the shareholders of the Company as consideration for the Reorganization will not be registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state blue sky laws. However, all such Shares of Parent Common Stock received by the Company's shareholders shall entitle such shareholders to: (a) one-time demand registration rights exercisable for eighteen (18) months after the Effective Date; and (b) piggy-back registration rights exercisable for a period of thirty-six (36) months after the Effective Date of the Reorganization.

  10. Parent Fiscal Year Adjustment. Parent shall amend its fiscal year such that it shall end on March 31.


                                  ARTICLE VII.

                          EFFECT OF THE REORGANIZATION

  On the Effective Date, the Parent shall, by operation of law, succeed to, without other transfer, act or deed of any person, all of the outstanding shares of the Company. The Company and Company Subsidiaries shall continue to possess and enjoy all the rights, privileges, immunities, powers and franchises both of a public and private nature, and be subject to all the restrictions, disabilities and duties of each of the Company and Company Subsidiaries, and all property, real, personal and mixed, including patents, trademarks, trade names, and all debts due to any of such corporations on whatever account, for stock subscriptions as well as for all other things in action or all other rights belonging to any of said corporations, shall continue to be vested in such corporation; and all said property, rights, privileges, immunities, powers and franchises, and all and every other interest shall remain thereafter the property of the respective corporation, and the title of any real estate vested by deed or otherwise in any of said corporations shall not revert or be in any way impaired by reason of the Reorganization.

                                 ARTICLE VIII.

                               ACCOUNTING MATTERS

  The assets and liabilities of the Company and Company Subsidiaries on the Effective Date shall be consolidated on the books of the Parent at the amounts at which they were carried at that time on the books of the Company and Company Subsidiaries. The surplus of the Parent, if any, after the Reorganization shall be available to be used for any lawful purposes for which surplus may be used. Accounting procedures and depreciation schedules of any Constituent Corporation may be converted to those procedures and schedules selected by the Parent as permitted by law.

                                  ARTICLE IX.

                           APPROVAL OF SHAREHOLDERS;
                          FILING OF ARTICLES OF MERGER

  This Agreement, together with the Restated Articles of Incorporation of Parent, shall be submitted to the shareholders of the Constituent Corporations as provided by law and the respective Articles of Incorporation of the Constituent Corporations at meetings which shall be held on or before March 31, 1996, or such later date as the Boards of Directors of the Constituent Corporations shall mutually approve. Upon adoption and approval of this Agreement, and subject to the conditions contained in this Agreement, the Articles of Merger shall be executed, acknowledged and delivered to the Secretary of State of the State of Minnesota for filing as provided by the Minnesota Business Corporation Act.

                                   ARTICLE X.

                           PARENT'S AND SUBSIDIARY'S
                         REPRESENTATIONS AND WARRANTIES

  Parent and Subsidiary represent and warrant to the Company as follows:

  1. Organization. Each of Parent and Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification or in which failure to so qualify would have a material adverse impact on it. No proceeding is pending, or to the knowledge of Parent, threatened, involving Parent or Subsidiary, in which it is alleged that the nature of its or their business makes qualification necessary in any additional jurisdiction. Complete and correct copies of the Articles of Incorporation and Bylaws of each of Parent and Subsidiary, as amended to the date hereof, have been delivered to the Company. As of the date hereof, Parent has no subsidiaries other than Subsidiary, MacGregor Sports Products, Inc. and Carolina Team Sports, Inc., and has no interest in any other corporation, joint venture, partnership or other business entity.

  2. Authorization and Validity of Agreement. Each of Parent and Subsidiary has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the necessary approval of its shareholders, to perform its obligations hereunder. The execution, delivery and performance by each of Parent and Subsidiary of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by its Board of Directors and, subject to obtaining the approval of its shareholders, no other corporate action on the part of Parent or Subsidiary is necessary to authorize the execution and delivery by Parent and Subsidiary of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Subsidiary and is a valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally, and except that rights to indemnity and contribution may be limited by federal or state securities laws and subject to general principles of equity.

  3. Capitalization. Parent's capitalization consists of 25,000,000 duly-authorized shares of Parent Common Stock, of which 9,144,050 shares are outstanding as of the date hereof. Each issued and outstanding share is validly issued, fully paid, non-assessable and is entitled only one (1) vote. Parent has also granted and has outstanding options, warrants or other convertible securities, as of the date hereof, with respect to 1,837,375 shares of Parent Common Stock and has reserved for issuance an additional 600,000 shares of Parent Common Stock pursuant to existing Parent stock option plans. Parent also has authorized: 237,575 shares of Non-voting Common Shares, $.01 par value, which are reserved for issuance in connection with certain warrants; 610 shares of Class A Convertible Preferred Stock, all of which are issued and outstanding; 385,000 shares of Class B Convertible Preferred Stock, none of which are issued and outstanding; and 1,000 shares of Class C Convertible Preferred Stock, all of which are issued and outstanding. Each issued and outstanding share of Parent Preferred Stock is validly issued, fully paid, non-assessable and entitled to vote on the terms set forth in the Parent's existing Articles of Incorporation, as amended. As a result, Parent has a remaining balance of 9,375,815 authorized and undesignated shares.

  4. Information and Completeness of Disclosure. Parent has delivered to the Company all information concerning Parent as requested by the Company or its counsel. The statements set forth herein and all copies of documents referred to, and furnished to, the Company are true, complete and correct. Neither this Agreement, nor any Exhibit, certificate, schedule, instrument or other information furnished to the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement by Parent or any officer, director or shareholder of Parent, contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein not misleading. Parent has no knowledge of any fact which materially and adversely affects the present or proposed business or condition (financial or otherwise) of Parent or any of its assets which has not been set forth herein or in any Exhibit, certificate, schedule or other instrument furnished to the Company and its counsel.

  5. Disclosure of Information. Parent shall cause its Disclosure Schedule, setting forth all information required by this Agreement, with all required exhibits attached thereto, to be delivered to the Company and its counsel no later than February 1, 1996. The content of the information contained in such Disclosure Schedule shall be reasonably acceptable to the Company and its counsel at the time of delivery. Such Disclosure Schedule shall be updated and brought current (the "Updated Disclosure Schedule") on or prior to the Closing Date. In the event the contents of the Updated Disclosure Schedule continue to include items from the initial Disclosure Schedule that have not been cured or waived to the satisfaction of Company and its counsel or disclose materially adverse changes from the initial Disclosure Schedule on the Closing Date, the Company shall not be obligated to close on this transaction.

  6.   Financial Statements. Parent has delivered:

   (a) copies of its audited consolidated balance sheets for the fiscal years ending as of July 31, 1995, 1994 and 1993, and related consolidated statements of operation, stockholders equity and cash flows for the years then ended, including the notes thereto, certified by Gelfond Hochstadt Pangburn & Co., independent certified public accountants; Parent shall have delivered:

   (b) by February 1, 1996, copies of its unaudited consolidated balance sheet as of December 31, 1995; and

   (c) no later than the Closing Date, copies of its unaudited consolidated balance sheet as of January 31, 1996 and the related unaudited consolidated statements of operation, stockholders equity and cash flows for the three and six month periods then ended.

All of such financial statements are true and complete (in the case of (b) and
(c) above, in all material respects) and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated, except as otherwise indicated in the notes thereto. Each of such balance sheets presents a true and complete statement (in the case of (b) and (c) above, in all material respects) as of its date of the financial
condition and assets and liabilities of Parent.   Each of such statements of
operation, stockholders equity and cash flows presents a true and complete statement (in the case of (b) and (c) above, in all material respects) of the results of operations of Parent for the periods indicated.

  7. Good Title to Real Property. Parent has good and marketable title to, free and clear of any material liens, claims, options or other encumbrances, and the right to possession of, all of its real properties which are legally described in the Disclosure Schedule. Parent has valid leases under which it is entitled to occupy and use in its business all real property of which it is in possession, and Parent is not in default under any such lease. Copies of such leases are attached to the Disclosure Schedule.

  8. Good Title to Personal Property. Parent has good and marketable title to the machinery, equipment, merchandise, supplies and other property of every kind, tangible or intangible, contained in its offices, plants and other facilities or shown as assets in its records and books of account, free and clear of all liens, encumbrances and charges, except as reflected in the financial statements. Parent has valid leases under which it is entitled to use in its business all personal property of which it is the lessee. Parent is not in default under any such lease or any similar contract or agreement.

  9. Intellectual Property. Parent owns all copyrights, trademarks, trade names, trade secrets and registrations specified in the Disclosure Schedule; it has not granted any licenses to use such copyrights, trademarks, trade names or trade secrets; and there are no claims to the effect that any other person has a right to use any of such copyrights, trademarks or trade names. No other copyrights, trademarks or trade names are owned by Parent or are used in its business.

  10. Inventions. Parent owns the inventions, letters patent, applications for letters patent and patent license rights specified in the Disclosure Schedule; it has not granted any licenses to use such inventions, letters patent, applications for letters patent or patent license rights; and there are no claims to the effect that any other person has a right to use any of such inventions, letters patent, applications for letters patent or patent license rights. No other inventions, letters patent, applications for letters patent or patent license rights are owned by Parent or are used by it in its business.

  11. Taxes. All taxes imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country or by any other taxing authority, which are due or payable by Parent, have been paid in full or are adequately provided for by reserves shown in the records and books of account of Parent. Parent has no unassessed tax deficiency proposed or threatened against it.

  12. Commitments. Except for agreements described in and appended to the Disclosure Schedule, Parent is not a party to: (i) any sales agency agreement not subject to termination without liability or notice of sixty (60) days or less; (ii) any contract for the purchase or sale of any materials, products or supplies which contains any escalator, renegotiation or redetermination clause or which commits it for a fixed term; (iii) any pension, retirement or profit-sharing plan or agreement not cancelable within sixty (60) days without liability; (iv) any management or consultation agreement not terminable at will without liability; or (v) any other agreement which materially affects the business properties or assets of Parent, or which was entered into other than in the ordinary and usual course of business. The Disclosure Schedule shall contain the following with respect to each pension or Profit-Sharing Plan of
Parent: copy of the plan and any relevant trust agreements, copies of any required reports to the Internal Revenue Service, the latest report of the trustee or insurance company of the value of the assets or the cash surrender values as of the latest anniversary of the insurance policies held under the plan, and the latest actuarial evaluation or statement of individual accounts.

  13. Vendor Relations. Parent is enjoying good working relationships under all of the franchise, dealer, sales representation and other agreements necessary to the normal conduct and operation of its business.

  14. Condition of Properties. All of the real and personal properties used in the business of Parent are in good and operable condition.

  15. Insurance. Parent is adequately insured with respect to risks normally insured against by companies similarly situated. The Disclosure Schedule shall contain a list, and be accompanied by copies, of all existing insurance policies of Parent, including but not limited to product liability coverage, group insurance and pension plans. All such policies are in full force and effect. The Disclosure Schedule shall also contain a list of all claims for insured losses filed by Parent during the three-year period immediately preceding the date of this Agreement, including, but not limited to, workers' compensation, automobile and general and product liability. Parent has promptly and adequately notified its insurance carriers of any and all claims known to it with respect to its operations or products for which it is insured. Parent shall also purchase any additional product liability coverage reasonably requested and deemed appropriate and necessary by Company prior to Closing, subject to the availability of such coverage at commercially reasonable rates.

  16. Litigation and Proceedings. Except for any litigation described in the Disclosure Schedule, there is no suit, action or legal or administrative proceeding pending, or to the knowledge of Parent threatened, against it, or any of its assets, which, if adversely determined, might materially and

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adversely affect the financial condition of the Parent, nor is there any decree, injunction or order of any court, governmental department or agency outstanding against Parent having any such effect.

  17. Material Contracts. Except as set forth in the Disclosure Schedule, Parent is not a party to or bound by any written or oral contract which calls for any of the following: (a) delivery of any goods or services at a cumulative value in excess of $25,000, or which obligates the contracting party for a fixed term; (b) loans, credit, financing agreements, promissory notes or other evidences of indebtedness (including all agreements for any commitments for future loans, credit or financing), or any other material contract, commitment or arrangements of any kind; or (c) any guaranty. Further, provisions of any and all such contracts, commitments or arrangements comply in all material respects with the laws of the relevant jurisdictions. All such contracts, commitments or other arrangements will not be altered by the consummation of the transactions contemplated herein; and, except as specifically set forth in the Disclosure Schedule, each contract, commitment or arrangement referred to above is terminable without penalty, cost or liability, whether express, implied, or by operation of law upon notice not exceeding sixty (60) days.

  18. Disclosures in Proxy Statement. The Proxy Statement of Parent to be disseminated to the shareholders of Parent (the "Proxy Statement") in connection with this Agreement shall contain all material statements and information required to be included therein with respect to Parent and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading with respect to Parent, and, as of the effective date of the Proxy Statement, there will have occurred no event required to be set forth in an amendment to the Proxy Statement which has not been so set forth.

  19. Compliance with Securities Act of 1933. All offers and sales by Parent of any of its securities sold during the past three (3) years have been made in compliance with all applicable federal and state securities laws and there have been no claims that such offers or sales were not made in compliance in all material respects with the requirements of such laws. The disclosures made by Parent, and its officers, directors, employees and agents, to all offerees in such offers and sales did not contain any untrue statement of any material fact or omit to state any material facts required to be stated to make the disclosures not misleading.

  20. No Approvals or Notices Required; No Conflict With Other Instruments. Neither the execution and delivery of this Agreement, nor the performance by Parent of its obligations hereunder will: (a) violate Parent's Restated Articles of Incorporation or By-Laws; (b) violate any provision of law applicable to Parent; (c) require any consent, approval, filing or notice under any provision of law applicable to Parent; or (d) except as otherwise required by this Agreement, require any consent, approval or notice under, or violate, or be in conflict with, or constitute a default under any note, bond, indenture, mortgage, deed or trust, lease, franchise, permit, license, contract, instrument or other agreement or any order, judgment or decree to which Parent is a party or by which it or any of its assets or properties is bound or encumbered.

  21. Directors' Contracts. There are no written or oral agreements for the compensation of directors of Parent other than those set forth and identified in the Disclosure Schedule.

  22. Stock Agreements. Except as set forth in the Disclosure Schedule, there are no outstanding options, warrants or other rights to subscribe for or purchase from Parent (or any plans, contracts or commitments providing for the issuance, or the granting of rights to acquire) any capital

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stock or other securities of Parent. There are no preemptive rights with respect to the capital stock of Parent.

  23. Minute Books. Copies of the Articles of Incorporation of each of Parent and Subsidiary, and all amendments thereto, certified as of a recent date by the Secretary of State of Minnesota, and of its Bylaws, certified by Parent's and Subsidiary's respective Secretaries, will be delivered to the Company at least thirty (30) business days prior to Closing, are, on the date of this Agreement true, complete and correct. The minute books of each of Parent and Subsidiary are complete and correctly reflect in all material respects, all corporate actions of Parent and Subsidiary taken at all meetings and through written actions and correctly record all resolutions of Parent and Subsidiary of which certified copies have been delivered to other parties.

  24. Licenses; Compliance With Laws and Regulations. Parent has the licenses, permits, authorizations and approvals (governmental or otherwise) listed in the Disclosure Schedule, true and correct copies of which have been delivered to the Company along with such Disclosure Schedule; and all such licenses, permits, authorizations and approvals are valid and in good standing. Except as disclosed in the Disclosure Schedule, Parent is not required to have any other material licenses, permits, authorizations or approvals to carry on its business as presently conducted or as presently intended to be conducted. Parent has not received any notice that any of such licenses, permits, approvals or authorizations will lapse or be terminated by action of a governmental authority or otherwise, and all such licenses, permits, approvals or authorizations will not be adversely affected by the transactions contemplated by this Agreement.

  Except as disclosed in the Disclosure Schedule: (a) Parent's business is not conducted in material violation of any statute, law, ordinance or regulation of any governmental entity, agency or instrumentality, including the Securities and Exchange Commission ("SEC") and any state securities agency; (b) Parent has materially complied, and is in material compliance, with applicable laws, statutes, orders, rules, regulations and requirements promulgated by governmental or other authorities relating to its business or the operation of such business, including, without limitation, any relating to the offer or sale of securities, wages, hours, hiring, promotion, retirement, working conditions, nondiscrimination, health, safety, pensions, benefits, the production, processing, advertising or sale of product, trade regulation, anti-kickback, export licensing, antitrust, anti-boycott, warranties, or control of foreign exchange; and (c) Parent has not received any notice of any sort of alleged violation of any such statute, order, rule, regulation or requirement.

  25. Product Liability Claims. Parent is not on the date of this Agreement subject to any known asserted claims for product liability on account of products sold on or prior to such date, which are not fully covered (except for applicable deductibles), including all costs of defense and investigation related to such claims, by its product liability insurance policies. The foregoing representation and warranty includes that certain litigation captioned as Marc R. Pizzo v. Riddell Sports, Inc., et al., an action filed in the Supreme Court of the State of New York alleging personal injury from a batting helmet allegedly sold by the Parent. The claimed defect is that the helmet did not include a face mask and that the plaintiff was injured when he was struck on the face with a baseball. The complaint seeks damages in the amount of $15,000,000.

  26. SEC Reports and Financial Statements. Since January 1, 1992, Parent has filed with the SEC all reports, registration statements, and other filings required to be filed with the SEC under the rules and regulations of the SEC (collectively the "Required Company Reports") all of which, as of their respective Effective Dates, complied, in all material respects, with all applicable requirements of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Parent has previously delivered to the Company, and its counsel, true and complete copies of its: (i) annual reports on form 10-K for the years ended July 31, 1995, 1994, and 1993, as filed with the SEC; (ii) quarterly reports on form 10-Q for the three months ending October 31, 1995, as filed with the SEC;
(iii) proxy statements relating to all meetings of its shareholders (whether annual or special) held or scheduled to be held since January 1, 1992; and (iv) all other reports, statements, registration statements and correspondence to or from the SEC (including current reports on Form 8-K) filed by it with the SEC since January 1, 1992 (collectively the "Parent SEC Filings"). As of their respective dates, none of the required Parent reports, or the Parent SEC Filings contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent, included in the Parent SEC Filings, present fairly the consolidated financial position of Parent, results of operations and cash flows of the Parent, as of the dates and for the periods indicated therein in conformity with generally accepted accounting principals applied on a consistent basis ("GAAP").

  27. Banks and Other Depositories. The Disclosure Schedule shall set forth a complete list of the names and account numbers of each of Parent's existing bank accounts, brokerage accounts, savings accounts, certificates of deposit and similar cash investments, and safe-deposit boxes, and such accounts held for the last two (2) years, together with the identification of persons authorized to withdraw or otherwise deal with them.

  28. Powers of Attorney. The Disclosure Schedule shall list all powers of attorney granted by Parent, together with the names of all persons, if any, holding such powers of attorney. True, complete and correct copies of the documents evidencing such powers of attorney have been delivered to the Company prior to the date hereof.

  29. Absence of Undisclosed Liabilities. Parent, as of the date of this Agreement does not have any known material liability of any nature, whether accrued, absolute or contingent, of a type which is reflected in balance sheets (including the notes to them) prepared in accordance with generally accepted accounting principles which was not disclosed or fully reflected or reserved against in the appropriate Parent Financial Statement; further, Parent does not have on the date of this Agreement any known debts, obligations or liabilities of any nature including accrued tax liabilities, other governmental charges, duties, penalties, interest or fines due or to become due whether accrued, absolute or contingent, and whether incurred in respect of or measured by its income for any period prior to the date of any of the Parent Financial Statements or arising out of any transaction entered into or any facts existing prior to such dates, except such debts, obligations and liabilities as are reflected in the Parent Financial Statement.

  30. Receivables. Except as described on the Disclosure Schedule, Parent has no overdue or uncollected account receivables.

  31. Inventories. Other than as described on the Disclosure Schedule, Parent has no remaining inventories, materials or supplies.

  32. Tax Reports and Returns. Except as set forth in the Disclosure Schedule, Parent has timely filed all federal, and applicable state, local and foreign tax or assessment reports and returns of every kind required to be filed by it and has paid all taxes, and other charges due or claimed to be due by any taxing authorities. True and correct copies of reports and returns filed by Parent within the last five (5) years shall be delivered to the Company, and its counsel, no later than February 1, 1996.

  33. Absence of Other Changes or Events. Except as disclosed in the Disclosure Schedule, or agreed to by the Board of Directors of the Company, in writing, Parent has not: (a) created or incurred any liability (absolute or contingent) except unsecured current liabilities incurred for other than money borrowed, renewals of existing borrowings, and liabilities under insurance and other contracts entered into in the ordinary course of business (and in compliance with this Agreement); (b) mortgaged, pledged or subjected to any lien or otherwise encumbered any of its assets, tangible or intangible, except in the ordinary course of business; (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities shown on the Parent Financial Statements (including current installments of long-term debt shown on them), taxes and current liabilities incurred since the date of this Agreement, except in the ordinary course of business; (d) waived any rights in excess of $25,000 in value in the aggregate; (e) made any capital expenditures, or capital additions or betterments, which individually exceeded $25,000 in value; (f) sold or otherwise disposed of any of its assets, tangible or intangible, or cancelled any debts or claims except, in each case, in the ordinary course of business (and in compliance with this Agreement); (g) declared or paid any dividends or made any other distributions or payment on or in respect of, or directly or indirectly purchased, retired, redeemed or otherwise acquired, any shares of its capital stock; (h) made or become a party to any contract, commitment or other arrangement or renewed, extended, amended or modified any contract, commitment or other arrangement which in any one case involved an amount in excess of $25,000, except in the ordinary course of business (and in compliance with this Agreement); (i) made or suffered any material change in its assets;
(j) sold or otherwise disposed of any leases pertaining to its assets, or entered into any renewals or extensions of existing leases or entered into any new leases; (k) waived any material rights with respect to its assets or made or permitted any amendment or termination of any material contract, license, franchise or agreement; (l) altered or revised its accounting principles, procedures, methods or practices; (m) removed, or permitted to be removed, from any building, facility or real property, any machinery, equipment, fixture, vehicle or other personal property or parts thereof, except in the ordinary course of business (and in compliance with this Agreement); (n) changed its credit policy as to sales of inventories or collection of receivables; (o) granted or committed to grant any options, warrants or other rights to subscribe for or purchase or otherwise acquire any shares of its capital stock or other securities or other ownership interests in it; or (p) issued or sold or committed to issue or sell any shares of its capital stock or other securities or other ownership interests in it.

  34.  Taxes Concerning Employees. Except as disclosed in Parent's Disclosure
Schedule:

   (a) proper and accurate amounts have been withheld by Parent from the compensation of all of its employees for all periods in full and complete compliance with the tax withholding provisions of any applicable laws;

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   (b)   proper and accurate returns have been filed by Parent for all periods for which returns were due with respect to employee income tax, social security tax, unemployment taxes and any other taxes related to the payment of compensation to its employees, and the amounts shown on such returns to be due and payable have been paid in full or adequate provisions for payment of such amounts have been included in the Parent Financial Statements;

   (c) hours worked by, and payments made to, employees of Parent have not been in violation of the Fair Labor Standards Act or any other applicable laws dealing with such matters;

   (d) all payments due from Parent on account of employee health and welfare insurance have been accrued as a liability in the Parent Financial Statements; and

   (e) all severance payments which are or were due under the terms of any agreement, oral or written, have been accrued as a liability in the Parent Financial Statements.

  35. Employment Contracts; Collective Bargaining Agreements. Except as disclosed in the Disclosure Schedule, on the date of this Agreement, Parent has no employment contracts or other agreements of any kind whatsoever for the compensation of any of its directors, officers, employees or agents or providing for such compensation directly or indirectly, and on the date of this Agreement, Parent has no obligations to its directors, officers, employees or agents other than obligations arising in the ordinary course of business on account of wages, salaries and commissions for prior services performed or business produced. Except as disclosed in the Disclosure Schedule, Parent is not party to any collective bargaining or other agreement with any labor organization with respect to any of its employees; there is no labor strike or disturbance, or union organization with respect to any of its employees; there is no union organizing effort or unfair labor practice pending or threatened against it; and it has not engaged in any unfair labor practices. True and correct copies of all employment contracts or collective bargaining agreements listed in the Disclosure Schedule shall be delivered to the Company and its counsel along with such Disclosure Schedule.

  36. Administration of Employee Plans. Each of the Parent Employee Plans in existence has been consistently administered in accordance with the terms and provisions of ERISA and/or any other applicable laws; each of such Employee Plans meets the applicable requirements for qualification under Section 401(a), and exemption under Section 501 (a), of the Code and/or any other applicable laws; each of such Employee Plans has not at any time engaged in any prohibited transaction within the meanings of sections 503 and 4975 of the Code or Section 406 of ERISA or similar provisions of any other applicable law; no funding deficiency exists with respect to such Employee Plans within the meaning of
Section 412 of the Code or Part 3 of ERISA or similar provisions of any other applicable law; and all proper and accurate federal, state and other returns, reports and filings with respect to each of such Employee Plans has been filed and any amounts shown thereon to be due and payable have been paid in full.

  37. Warranties; Products. Parent has not sold, or received notice of, any product or group of products, service or type of services which are defective or nonconforming to the warranties, contractual requirements or covenants made with respect to them by Parent to its customers which have not been repaired, replaced or corrected prior to the date of this Agreement or that will result in returns after the Closing Date for repair under warranty and/or allowance by customers, at a cost to exceed $25,000 individually or in the aggregate.

  38. Environmental Protection. Parent has obtained all permits, licenses and other authorizations which are required under federal, state and local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, hazardous or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws"). Parent is in full and complete compliance with all terms and conditions of such required permits, licenses and authorizations and is also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any plan, order, decree, judgment or notice. Parent is not aware of, nor has it received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance or which may give rise to any liability under any Environmental Laws or the common law.

  39. Recommendation and Approvals. The Board of Directors of Parent has determined that the transactions contemplated by this Agreement are in the best interests of Parent's shareholders, and has by resolution duly adopted by such Board, approved this Agreement and all of the transactions contemplated hereby and has affirmatively and unanimously recommended that Parent's shareholders adopt this Agreement.

  40. Absence of Questionable Payments. Neither Parent nor any affiliated entity of Parent, nor any officer, director, agent, employee or other person of Parent, nor any affiliated entity or person, has used any corporate or other funds for any unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures in any way relating to any political activity, government officials or others, and neither Parent, or any affiliated entity, nor any director, officer, agent, or employee or other person authorized to act on behalf of Parent, or any affiliated entity, has accepted or received any unlawful contributions, payments, gifts or expenditures.


                                  ARTICLE XI.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

  The Company represents and warrants to Parent and Subsidiary as follows:

  1. Organization. Each of the Company and the Company Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification or in which failure to so qualify would have a material adverse impact on it. No proceeding is pending, or to the knowledge of the Company threatened, involving the Company or the Company Subsidiaries in which it is alleged that the nature of its or their business makes qualification necessary in any additional jurisdiction.
Complete and correct copies of the Articles of Incorporation and Bylaws of the Company and each of the Company Subsidiaries, as amended to the date hereof, have been delivered to Parent.

  2. Authorization and Validity of Agreement. The Company has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the necessary approval of its shareholders, to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by its Board of Directors and, subject to obtaining the approval of its shareholders, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally, and except that rights to indemnity and contribution may be limited by federal or state securities laws and subject to general principles of equity.

  3. Capitalization. The Company's capitalization consists of 100,000,000 authorized shares of Company Common Stock, of which 10,000,000 shares are issued and validly outstanding as of the date hereof. Each issued and outstanding share is validly issued, fully paid, non-assessable and is entitled to one (1) vote. The Company has granted, or committed to grant, options and warrants, as of the date hereof, to acquire 3,065,000 and 156,750 shares, respectively, of the Company Common Stock and has reserved for issuance up to an additional 6,935,000 shares pursuant to a Company stock option plan. The number of such Company outstanding shares is subject to change prior to the Effective Date by reason of possible exercises of options and warrants and additional grants of Company options and warrants subject to the consent of Parent, with such consent not to be unreasonably withheld. All outstanding Company shares are free and clear of any encumbrance, pledge, voting arrangement or any other lien or agreement.

  4. Information and Completeness of Disclosure. The Company has delivered to Parent all information concerning the Company as requested by Parent or its counsel. The statements set forth herein and all copies of documents referred to, and furnished to, Parent are materially true, complete and correct.
Neither this Agreement nor any Exhibit, certificate, schedule, instrument or other information furnished or to be furnished to Parent pursuant to this Agreement or in connection with the transactions contemplated by this Agreement by the Company, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. The Company has no knowledge of any fact which materially and adversely affects the present or proposed business or condition (financial or otherwise) of the Company, or any of its assets which has not been set forth herein or in any Exhibit, certificate, schedule or other instrument furnished to Parent or its counsel.

  5. Disclosure of Information. The Company shall cause its Disclosure Schedule, setting forth all information required by this Agreement, with all required exhibits attached thereto, to be delivered to Parent no later than February 1, 1996. The content of the information contained in such Disclosure Schedule shall be reasonably acceptable to Parent and its counsel at the time of delivery. Such Disclosure Schedule shall be updated and brought current (the "Updated Disclosure Schedule") on the Closing Date. In the event the content of the Updated Disclosure Schedule continues to include items from the initial Disclosure Schedule that have not been cured, or waived, to the reasonable satisfaction of Parent and its counsel, or disclose materially adverse changes from the initial Disclosure Schedule, Parent shall not be obligated to close on this transaction.

  6.   Financial Statements.  The Company has delivered to Parent:

   (a) copies of its audited consolidated balance sheet for the fiscal year ending as of March 31, 1995 and related consolidated statements of operation, stockholders equity and cash flows for the year then ended, including the notes thereto, certified by Lund, Koehler, Cox & Company, PLLP, independent certified public accountants;

   (b) copies of its unaudited consolidated balance sheet for the fiscal year ending as of March 31, 1994, and the related unaudited consolidated statements of operation, stockholders equity and cash flows for the year then ended, including the notes thereto; and

  The Company shall have delivered:

   (c) by February 1, 1996, copies of its unaudited consolidated balance sheet as of December 31, 1995, and related unaudited consolidated statements of operation, stockholders equity and cash flows for the nine month period then ended.

All of such financial statements are true and complete (in the case of (b) and (c) above, in all material respects) and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated, except as otherwise indicated in the notes thereto. Each of such balance sheets presents a true and complete statement (in the case of (b) and (c) above, in all material respects) as of its date of the financial condition and assets and liabilities of the Company. Each of such statements of operation, stockholders equity and cash flows presents a true and complete statement (in the case of (b) and (c) above, in all material respects) of the results of operations of the Company for the periods indicated.

  7. Good Title to Real Property. The Company has good and marketable title to, free and clear of any material liens, claims, options or other encumbrances, and the right to possession of, all of its real properties which are legally described in the Disclosure Schedule. The Company has valid leases under which it is entitled to occupy and use in its business all real property of which it is in possession, and the Company is not in default under any such lease. Copies of such leases are attached to the Disclosure Schedule.

  8. Good Title to Personal Property. The Company has good and marketable title to the machinery, equipment, merchandise, supplies and other property of every kind, tangible or intangible, contained in its offices, plants and other facilities or shown as assets in its records and books of account, free and clear of all liens, encumbrances and charges, except as reflected in the financial statements. The Company has valid leases under which it is entitled to use in its business all personal property of which it is the lessee. The Company has no knowledge of any default under any such lease.

  9. Intellectual Property. The Company owns the copyrights, trademarks, trade names, trade secrets and registrations specified in the Disclosure Schedule; it has not granted any licenses to use such copyrights, trademarks, trade names or trade secrets; and there are no claims to the effect that any other person has a right to use any of such copyrights, trademarks, trade names or trade secrets. No other copyrights, trademarks, trade names or trade secrets are owned by the Company or are used in its business. The Company owns, or has the right to use and/or sublicense as the case may be, pursuant to valid and enforceable license agreements in its favor, the computer and data-processing software used by the Company in the course of its business. There are no claims pending or, to the knowledge of Company, threatened, that the rights of any other person or entity are infringed upon by the Company's use of such software, and the Company has no knowledge of any person or entity infringing upon the software owned or used by the Company.

  10. Inventions. The Company owns the inventions, letters patent, applications for letters patent and patent license rights specified in the Disclosure Schedule; it has not granted any licenses to use such inventions, letters patent, applications for letters patent or patent license rights; and there are no claims to the effect that any other person has a right to use any of such inventions, letters patent, applications for letters patent or patent license rights. No other inventions, letters patent, applications for letters patent or patent license rights are owned by the Company or are used by it in its business.

  11. Taxes. All taxes imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country or by any other taxing authority, which are due or payable by the Company, have been paid in full or are adequately provided for by reserves shown in the records and books of account of the Company. The Company has no unassessed tax deficiency proposed or threatened against it.

  12. Commitments. Except for agreements described in and appended to the Disclosure Schedule, the Company is not a party to: (i) any sales agency agreement not subject to termination without liability or notice of sixty (60) days or less; (ii) any contract for the purchase or sale of any materials, products or supplies which contains any escalator, renegotiation or redetermination clause or which commits it for a fixed term; (iii) any pension, retirement or profit-sharing plan or agreement not cancelable within sixty (60) days without liability; (iv) any management or consultation agreement not terminable at will without liability; or (v) any other agreement which materially affects the business properties or assets of the Company, or which was entered into other than in the ordinary and usual course of business. The Disclosure Schedule will contain the following with respect to each pension or Profit-Sharing Plan of the Company: copy of the plan and any relevant trust agreements, copies of any required reports to the Internal Revenue Service, the latest report of the trustee or insurance company of the value of the assets or the cash surrender values as of the latest anniversary of the insurance policies held under the plan, and the latest actuarial evaluation or statement of individual accounts.

  13. Vendor Relations. The Company is enjoying good working relationships under all of the franchise, dealer, sales representation and other agreements necessary to the normal operation of its business.

  14. Condition of Properties. All of the real and personal properties used in the business of the Company are in good and operable condition.

  15. Insurance. The Company is adequately insured with respect to risks normally insured against by companies similarly situated. The Disclosure Schedule shall contain a list, and be accompanied by copies, of all existing insurance policies of the Company, including but not limited to general liability coverage, group insurance and pension plans. All such policies are in full force and effect. The Disclosure Schedule shall also contain a list of all claims for insured losses in excess of $25,000 filed by the Company during the three (3) year period immediately preceding the date of this Agreement, including, but not limited to, workers' compensation, automobile and general and product liability. The Company has promptly and adequately notified its insurance carriers of any and all claims known to it with respect to its operations or products for which it is insured.

  16. Litigation and Proceedings. Except for any litigation described in the Disclosure Schedule, there is no suit, action or legal or administrative proceeding pending, or to the knowledge of the Company threatened, against it, which, if adversely determined, might materially and adversely affect the financial condition of the Company nor is there any decree, injunction or order of any court, governmental department or agency outstanding against the Company having any such effect.

  17. Material Contracts. Except as set forth in the Disclosure Schedule, the Company is not a party to or bound by any written or oral contract which calls for any of the following: (a) delivery of any goods or services at a cumulative value in excess of $25,000, or which obligates the contracting party for a fixed term; (b) loans, credit, financing agreements, promissory notes or other evidences of indebtedness (including all agreements for any commitments for future loans, credit or financing), or any other material contract, commitment or arrangements of any kind; or (c) any guaranty. Further, provisions of any and all such contracts, commitments or arrangements comply in all respects with the laws of the relevant jurisdictions. All such contracts, commitments or other arrangements will not be altered or by the consummation of the transactions contemplated herein; and, except as specifically set forth in the Disclosure Schedule, each contract, commitment or arrangement referred to above is terminable without penalty, cost or liability, whether express, implied, or by operation of law upon notice not exceeding sixty (60) days.

  18. No Approvals or Notices Required; No Conflict With Other Instruments. Neither the execution and delivery of this Agreement, nor the performance by the Company of its obligations hereunder will: (a) violate the Company's Articles of Incorporation or By-Laws; (b) violate any provision of law applicable to the Company; (c) require any consent, approval, filing or notice under any provision of law applicable to the Company; or (d) except as otherwise required by this Agreement, require any consent, approval or notice under, or violate, or be in conflict with, or constitute a default under any note, bond, indenture, mortgage, deed or trust, lease, franchise, permit, license, contract, instrument or other agreement or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered.

  19. Directors' Agreements. Except as set forth and described in the Disclosure Schedule, there are no written or oral agreements for the compensation of directors of the Company. To the best of the Company's knowledge and belief: the Company is in material compliance with all of the terms and conditions of such agreements described on the Disclosure Schedule; and the consummation of the transactions contemplated herein will not violate or give any party additional rights under any such agreement.

  20. Stock Agreements. Except as set forth in the Disclosure Schedule, there are no outstanding options, warrants or other rights to subscribe for or purchase from the Company (or any plans, contracts or commitments providing for the issuance, or the granting of rights to acquire) any capital stock or other securities of the Company. There are no preemptive rights with respect to the capital stock of the Company.

  21. Minute Books. Copies of the Articles of Incorporation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of Minnesota, and of its Bylaws, certified by the Company's Secretary, which have been or will be delivered to Parent prior to Closing, are on the date of this Agreement true, complete and correct. The minute books of the Company are complete and correctly reflect in all material respects, all corporate actions of the Company taken at all meetings and through written actions and correctly record all resolutions of the Company of which certified copies have been delivered to other parties.

  22. Licenses; Compliance With Laws and Regulations. The Company has the licenses, permits, authorizations and approvals (governmental or otherwise) listed in the Disclosure Schedule, true and correct copies of which have been delivered to Parent along with such Disclosure Schedule and all such licenses, permits, authorizations and approvals are valid and in good standing. Except as disclosed in the Disclosure Schedule, the Company is not required to have any other material licenses, permits, authorizations or approvals to carry on its business as presently conducted or as presently intended to be conducted. The Company has not received any notice that any of such licenses, permits, approvals or authorizations will lapse or be terminated by action of a governmental authority or otherwise, and all such licenses, permits, approvals or authorizations will not be adversely affected by the transactions contemplated by this Agreement.

  Except as disclosed in the Disclosure Schedule: (a) the Company's business has not been conducted in material violation of any statute, law, ordinance or regulation of any governmental entity, agency or instrumentality; (b) the Company has materially complied, and is in material compliance, with applicable laws, statutes, orders, rules, regulations and requirements promulgated by governmental or other authorities relating to its business or the operation of such business, including, without limitation, any relating to wages, hours, hiring, promotion, retirement, working conditions, nondiscrimination, health, safety, pensions, benefits, the production, processing, advertising or sale of product, trade regulation, anti-kickback, export licensing, antitrust, anti-boycott, warranties, or control of foreign exchange; and (c) the Company has not received any notice of any sort of alleged violation of any such statute, order, rule, regulation or requirement.

  23. Environmental Protection. The Company has obtained all permits, licenses and other authorizations which are required under federal, state and local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, hazardous or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws"). The Company is in full and complete compliance with all terms and conditions of such required permits, licenses and authorizations and is also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any plan, order, decree, judgment or notice. The Company is not aware of, nor has it received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere or prevent continued compliance with or which may give rise to any liability under any Environmental Laws or the common law.

  24. Banks and Other Depositories. The Disclosure Schedule shall set forth a complete list of the names and account numbers of each of the Company's bank accounts, brokerage accounts, savings accounts, certificates of deposit and similar cash investments, and safe-deposit boxes, together with the identification of persons authorized to withdraw or otherwise deal with them.

  25. Powers of Attorney. The Disclosure Schedule shall list all powers of attorney granted by the Company, together with the names of all persons, if any, holding such powers of attorney. True, complete and correct copies of the documents evidencing such powers of attorney have been delivered to Parent prior to the date hereof.

  26. Absence of Undisclosed Liabilities. The Company does not have any known material liability of any nature, whether accrued, absolute or contingent, of a type which is reflected in balance sheets (including the notes to them) prepared in accordance with generally accepted accounting principles which was not disclosed or fully reflected or reserved against in the appropriate the Company Financial Statement; further, the Company does not have on the date of this Agreement any known debts, obligations or liabilities of any nature including accrued tax liabilities, other governmental charges, duties, penalties, interest or fines due or to become due whether accrued, absolute or contingent, and whether incurred in respect of or measured by its income for any period prior to the date of any of the Company Financial Statements or arising out of any transaction entered into or any facts existing prior to such dates, except such debts, obligations and liabilities as are reflected in the Company Financial Statement.

  27. Receivables. Except to the extent reserved against in the Company Financial Statement, or otherwise disclosed to Parent, all notes receivable and accounts receivable of the Company have been collected or are substantially current. All such accounts, notes or other receivables are valid, legal and binding obligations owing to it, enforceable against the parties to be charged, and, in the case of any note, in accordance with its terms, not subject to any defenses or set-offs.

  28. Inventories. All of the Company's inventories, materials and supplies consist of items of quality and quantity, in good condition and usable or salable in the ordinary course of business. The Disclosure Schedule shall set forth a complete list of the addresses of all warehouses or other facilities or real properties in which the Company's inventories are located as of the date of this Agreement.

  29. Tax Reports and Returns. Except as set forth in the Disclosure Schedule, the Company has timely filed all federal, and applicable state, local and foreign tax or assessment reports and returns of every kind required to be filed by it and has paid all taxes, and other charges due or claimed to be due by any taxing authorities. True and correct copies of reports and returns filed by the Company within the last five (5) years have been made available to Parent.

  30. Absence of Other Changes or Events. Except as disclosed in the Disclosure Schedule, or agreed to by the Board of Directors of the Parent, the Company has not: (a) created or incurred any liability (absolute or contingent) except unsecured current liabilities incurred for other than money borrowed, renewals of existing borrowings, and liabilities under insurance and other contracts entered into in the ordinary course of business (and in compliance with this Agreement); (b) mortgaged, pledged or subjected to any lien or otherwise encumbered any of its assets, tangible or intangible, except in the ordinary course of business; (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities shown on the Company Financial Statements (including current installments of long-term debt shown on them), taxes and current liabilities incurred since the date of this Agreement, except in the ordinary course of business;

(d) waived any rights in excess of $25,000 in value in the aggregate; (e) made any capital expenditures, or capital additions or betterments, which individually exceeded $25,000 in value; (f) sold or otherwise disposed of any of its assets, tangible or intangible, or cancelled any debts or claims except, in each case, in the ordinary course of business (and in compliance with this Agreement); (g) declared or paid any dividends or made any other distributions or payment on or in respect of, or directly or indirectly purchased, retired, redeemed or otherwise acquired, any shares of its capital stock; (h) made or become a party to any contract, commitment or other arrangement or renewed, extended, amended or modified any contract, commitment or other arrangement which in any one case involved an amount in excess of $25,000, except in the ordinary course of business (and in compliance with this Agreement); (i) made or suffered any material change in its assets; (j) sold or otherwise disposed of any leases pertaining to its assets, or entered into any renewals or extensions of existing leases or entered into any new leases; (k) waived any material rights with respect to its assets or made or permitted any amendment or termination of any material contract, license, franchise or agreement; (l) altered or revised its accounting principles, procedures, methods or practices;
(m) removed, or permitted to be removed, from any building, facility or real property, any machinery, equipment, fixture, vehicle or other personal property or parts thereof, except in the ordinary course of business (and in compliance with this Agreement); (n) changed its credit policy as to sales of inventories or collection of receivables; (o) granted or committed to grant any options, warrants or other rights to subscribe for or purchase or otherwise acquire any shares of its capital stock or other securities or other ownership interests in it; or (p) issued or sold or committed to issue or sell any shares of its capital stock or other securities or other ownership interests in it.

  31.  Taxes Concerning Employees. Except as disclosed in the Disclosure
Schedule:

   (a) proper and accurate amounts have been withheld by the Company from the compensation of all of its employees for all periods in full and complete compliance with the tax withholding provisions of any applicable laws;

   (b) proper and accurate returns have been filed by the Company for all periods for which returns were due with respect to employee income tax, social security tax, unemployment taxes and any other taxes related to the payment of compensation to its employees, and the amounts shown on such returns to be due and payable have been paid in full or adequate provisions for payment of such amounts have been included in the Company Financial Statements;

   (c) hours worked by, and payments made to, employees of the Company have not been in violation of the Fair Labor Standards Act or any other applicable laws dealing with such matters;

   (d) all payments due from the Company on account of employee health and welfare insurance have been accrued as a liability in the Company Financial Statements; and

   (e) all severance payments which are or were due under the terms of any agreement, oral or written, have been accrued as a liability in the Company Financial Statements.

  32. Employment Contracts; Collective Bargaining Agreements. Except as disclosed in the Disclosure Schedule, on the date of this Agreement, the Company has no employment contracts or other agreements of any kind whatsoever for the compensation of any of its directors, officers, employees or agents or providing for such compensation directly or indirectly, and on the date of this Agreement, the Company has no obligations to its directors, officers, employees or agents other than obligations arising in the ordinary course of business on account of wages, salaries and commissions for prior services performed or business produced. Except as disclosed in the Disclosure Schedule, it is not party to any collective bargaining or other agreement with any labor organization with respect to any of its employees; there is no labor strike or disturbance, or union organization with respect to any of its employees; there is no labor strike or disturbance, union organizing effort or unfair labor practice pending or threatened against it; and it has not engaged in any unfair labor practices. True and correct copies of all employment contracts or collective bargaining agreements listed in the Disclosure Schedule shall be delivered to Parent along with such Disclosure Schedule.

  33. Administration of Employee Plans. To the best of the Company's knowledge, each of the Company Employee Plans in existence has been consistently administered in accordance with the terms and provisions of ERISA and/or any other applicable laws; each of such Employee Plans meets the applicable requirements for qualification under Section 401(a), and exemption under Section 501 (a), of the Code and/or any other applicable laws; each of such Employee Plans has not at any time engaged in any prohibited transaction within the meanings of sections 503 and 4975 of the Code or Section 406 of ERISA or similar provisions of any other applicable law; no funding deficiency exists with respect to such Employee Plans within the meaning of Section 412 of the Code or Part 3 of ERISA or similar provisions of any other applicable law; and all proper and accurate federal, state and other returns, reports and filings with respect to each of such Employee Plans has been filed and any amounts shown thereon to be due and payable have been paid in full.

  34. Warranties and Products. The Company has not sold, or received notice of, any product or group of products, service or type of services which are defective or nonconforming to the warranties, contractual requirements or covenants made with respect to them by the Company to its customers which have not been repaired, replaced or corrected prior to the date of this Agreement or will result in returns after the Closing Date for repair under warranty and/or allowance by customers at a cost to exceed $50,000.

  35. Product Liability Claims. The Company is not on the date of this Agreement subject to any known asserted claims for liability on account of products sold or services rendered on or prior to such date, which are not fully covered, including all costs of defense and investigation related to such claims, by its or its vendors' general liability insurance policies.

  36. Recommendation and Approvals. The Board of Directors of the Company has determined that the transactions contemplated by this Agreement are in the best interests of the Company's shareholders and has by resolution duly adopted by such Board approved this Agreement and all of the transactions contemplated hereby and has affirmatively and unanimously recommended that the Company's shareholders adopt this Agreement.

                                  ARTICLE XII.

                      INVESTMENT BANKERS; FAIRNESS OPINION

  The Constituent Corporations represent to one another that all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly between the parties hereto without intervention of any other person or entity other than: (i) the investment banking services of R. J. Steichen & Co., Minneapolis, Minnesota, whose fee shall be paid, at Closing, by

Parent (such payment to be reflected on a post-closing, consolidated basis); and (ii) the investment banking services of Summit Investment Corporation, Minneapolis, Minnesota, who shall have delivered the fairness opinion referenced in Article XVI, paragraph 17 and whose fee shall be paid by the Parent prior to Closing.

                                 ARTICLE XIII.

                     CONDUCT OF BUSINESSES PRIOR TO CLOSING

  1. Negative Covenants. Except as otherwise contemplated or required by this Agreement, from and after the date of this Agreement, and prior to the Effective Date, none of the Constituent Corporations shall, without the prior written consent of the other, which consent shall not be unreasonably withheld:

   (a) amend its Articles of Incorporation (except, in the case of the Parent, as set forth in Exhibit A) or Bylaws;

   (b) engage in any material activity or transaction or incur any material obligation (by contract or otherwise) except in the ordinary course of business;

   (c) issue rights or options to purchase or subscribe to any shares of its capital stock or subdivide or otherwise change any such shares;

   (d) issue or sell any shares of its capital stock or securities convertible into shares of its capital stock, except that (i) the Company may issue shares of its Common Stock upon the exercise of options or warrants heretofore granted and outstanding at the date of this Agreement, and (ii) Parent may issue shares of its Common Stock upon the exercise of options or warrants heretofore granted and outstanding at the date of this Agreement, subject to the express limitations set forth in Article VI, paragraph 6 hereof;

   (e) declare or pay any dividends on or make any distributions in respect of any shares of its capital stock; and

   (f) except in the ordinary course of business, put into effect any material increase in compensation or other benefits for officers, employees or directors.

  2. Affirmative Covenants. From and after the date of this Agreement, and prior to the Effective Date, the Constituent Corporations will:

   (a) use their best efforts to preserve their respective business organizations intact;

   (b) keep available to the Parent the services of the officers and employees of the Constituent Corporations;

   (c) preserve for the Parent the good will of the Constituent Corporations' suppliers, customers and others having business relationships with the Constituent Corporations;

   (d) maintain in serviceable condition all of their respective business premises, machinery, equipment, supplies, inventories and other properties;

   (e) perform all contracts under prescribed terms that are material to the operation of their respective businesses; and

   (f)   pay when due all taxes.

                                  ARTICLE XIV.

                             ADDITIONAL AGREEMENTS

  The Constituent Corporations further covenant and agree as follows:

  1. Access and Information. Parent and the Company hereby agree that each will give to the other and to the other's accountants, legal counsel and other representatives full access during normal business hours throughout the period prior to Closing and the Effective Date, to all of its' (and, in the case of Parent, Subsidiary's) properties, books, contracts, commitments and records, and that each will furnish the other during such period with all such information concerning its affairs as such other party may reasonably request, including interim financial statements. In the event of the termination of this Agreement, each party will deliver to the other all documents, work papers and other material obtained from the other relating to the transactions contemplated thereby, whether so obtained before or after the execution hereof, and will use its best efforts to have any information so obtained and not heretofore made public kept confidential.

  2. Company 1994-1997 Stock Option Plan. The Company 1994-1997 Stock Option Plan under which the Company's Options are outstanding and which Options are in effect at the Effective Date shall continue thereafter as the Stock Option Plan of the Parent, subject to amendments, abandonment or termination as provided therein. At and after the Effective Date, references to the Company in such Plan and agreements and in the options outstanding thereunder shall be deemed to refer to the Parent.

  3. Expenses; "Break-Up" Fee. Upon a termination of this Agreement as provided in Article XIX hereof:

   (a) each of the parties hereto shall equally share the costs and out-of-pocket expenses related to the Reorganization, and related transactions, including without limitation, fees and expenses of legal counsel, accountants and printers, for services used, hired or connected with the acquisition. Each of the parties agrees to keep the other party reasonably informed as to expenses expected to be incurred, including providing good faith estimates, as reasonably requested. Each of the parties represents and warrants that no broker, finder or investment banker has been retained, dealt with or consulted in connection with the transactions contemplated by this Agreement, and that, insofar as it knows, no broker, finder or investment banker is entitled to any commission or finder's fee or similar amount in connection with the Reorganization, except as incurred by Parent as provided in Article XII hereof;

   (b) if any party to this Agreement: (i) breaches any of its representations, warranties, covenants, conditions, or other obligations to the other hereunder; or (ii) subsequent to October 3, 1995 (a) receives an offer, whether written or oral, from any other party (a "Third Party") and within six months of the date of this Agreement, sells substantially all of its assets to such Third Party (or agrees so to do) or merges or consolidates with such Third Party (or agrees so to do), or (b) enters into a binding or nonbinding letter of intent with any such Third Party to merge, consolidate, transfer assets or conduct any type of business combination or (c) agrees to the purchase by any such Third Party of a controlling interest in its stock, then in each of the cases specified in (i) and (ii) above, the breaching party shall promptly pay the non-breaching party, as liquidated damages and not as a penalty, the amount of the non-breaching party's out of pocket expenses related to this proposed transaction, plus $100,000, all in cash. The term "Third Party" in this subparagraph shall mean any person, entity or group of persons or entities or any affiliate of such Third Party.

  4. Further Assurances. If at any time Parent shall be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect, or confirm, of record or otherwise, in the Parent, the title to any property or rights of the Company acquired or to be acquired by or as a result of the Reorganization, the proper officers and directors of the Constituent Corporations shall be, and they hereby are, severally and fully authorized to execute and deliver such proper deeds, assignments and assurances in law and take such other action as may be necessary or proper in the name of the Parent to vest, perfect or confirm title to such property or rights in the Parent and otherwise carry out the purposes of this Agreement.

  5. Public Announcements; Press Releases. Parent and the Subsidiary, on the one hand, and the Company, on the other, will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement, or the transactions contemplated hereby, and further, will not issue any such press release or make any such public statement prior to such consultation. Notwithstanding the foregoing, neither Parent nor Company shall be prohibited from issuing any press release or making any public statement as may be required under applicable law, but in any such event, Parent or the Company, as the case may be, shall notify the other party prior to taking such action.

  6. Compliance. The Company agrees and hereby covenants that it will continue to comply with and perform all of its obligations under that certain Stock Redemption Agreement dated July 31, 1995, those certain Security, Noncompete and Consulting Agreements of even date therewith, each between the Company and an outside director of the Company, until all of the Company's obligations are fulfilled or otherwise discharged.

                                  ARTICLE XV.

                  CONDITIONS PRECEDENT TO PARENT'S OBLIGATIONS

  The obligations of Parent hereunder are subject to the conditions that, on or before the Effective Date:

  1. Approval of the Reorganization. This Agreement and the consummation of the transactions contemplated hereby shall have been approved by the Boards of Directors and the shareholders of each of the Constituent Corporations. The votes required for approval will be governed by Minnesota law and the charter documents and bylaws of each of the Constituent Corporations.

  2. Compliance With This Agreement. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with prior to or at the Effective Date and shall have satisfied in all material respects any due diligence review of Parent.

  3. No Injunction. On the Effective Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any one of them not be consummated as herein provided.

  4. No Litigation or Governmental Proceedings. No litigation or governmental action or proceeding shall be threatened or have been instituted and, at what would otherwise have been the time of filing of the Articles of Merger, remain pending by or before a court or other governmental body, agency or authority to restrain or prohibit the transactions contemplated by this Agreement, or which would have a material adverse effect on the business or financial condition of the Company.

  5. Statutory Requirements. All statutory requirements for the valid consummation by the Constituent Corporations of the transactions contemplated by this Agreement and the Articles of Merger shall have been fulfilled. All authorizations, consents and approvals of all federal and state governmental agencies and authorities required to be obtained by this Agreement and the Articles of Merger shall have been obtained.

  6. Representations and Warranties of the Company to be True. The representations and warranties of the Company herein contained shall be true in all material respects at the Closing Date with the same effect as though made at such time, except to the extent waived hereunder or affected by the transactions contemplated herein; the Company shall have materially performed all obligations and materially complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to the Closing Date; and the Company shall have delivered to Parent a certificate of the Company, in form and substance reasonably satisfactory to Parent, dated the Closing Date and signed by the Company's President, to all such effects.

  7. Opinion of Counsel of the Company. Parent shall have received from Oppenheimer Wolff & Donnelly, legal counsel to the Company, a legal opinion, dated the Closing Date, in form and substance satisfactory to Parent and its counsel, substantially to the effect that:

   (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the corporate power to carry on its business as now being conducted;

   (b) this Agreement and the Articles of Merger have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company subject to customary conditions, and all actions required to be taken by the Company by law and by its Restated Articles of Incorporation and Bylaws to authorize the Reorganization and the execution, delivery and performance of this Agreement and the Articles of Merger have been taken, and the Company has the corporate power to effect the Reorganization provided for in this Agreement and the Articles of Merger;

   (c) the numbers of authorized shares of the Company Common Stock, of issued and outstanding shares of the Company Common Stock, and of issued and outstanding Company Options as represented in this Agreement, have been duly authorized and validly issued, are fully paid and non-assessable, and all issued and outstanding Company Options have been duly authorized and validly issued, and are valid and binding obligations of the Company, enforceable in accordance with their terms;

   (d) to the best of such counsel's knowledge and belief, neither the execution and delivery by the Company of this Agreement or the Articles of Merger, nor compliance with the terms and provisions hereof or thereof, will materially conflict with, or result in a material breach of, any of the terms, conditions or provisions of any material agreement, contract or commitment listed herein, or of any judgment, order, decree, ruling, or injunction of any court or governmental authority applicable to the Company;

   (e) to the best of such counsel's knowledge and belief, all authorizations, consents, or approval of governmental authorities or agencies of the United States or of the State of Minnesota as are required in order to permit consummation by the Company of the transactions contemplated by this Agreement have been obtained;

   (f) to the best of such counsel's knowledge and belief, no litigation or governmental action or proceeding shall be threatened or have been instituted and remain pending by or before a court or other governmental body, agency or authority to materially restrain or prohibit the transactions contemplated by this Agreement, or which would have a material adverse effect on the business or financial condition of the Company; and

   (g) to the best of such counsel's knowledge and belief, the Company, and its affiliated entities, possess or have the right to use to the extent they are now using, all proprietary rights (including, without limitation, patents, trade secrets, technology, know-how, copyrights, trademarks, tradenames, and rights to any of the foregoing), the failure to possess which would have a material adverse effect on the Company or would prevent the Company form carrying on its business and the consummation of the transactions contemplated by the Agreement will not materially alter or impair any such rights.

  In giving the foregoing opinion, such counsel may rely, as to matters of fact, upon certificates of the Company or public officials, and as to matters of law upon opinions of other counsel, provided that the Company's counsel shall state that such counsel believes that it is justified in relying upon such certificates and opinions and delivers copies of them to Parent prior to the Closing Date.

  8. Auditors Examination; Tax-Free Reorganization Status. Parent's auditors shall have performed procedures with regard to the financial statements of the Company, including performing analytical procedures, comparison of results with prior audited results, and performing inquiry of appropriate management personnel, and shall be satisfied or otherwise waive their opportunity to contest that the financial statements of the Company are presented in accordance with generally accepted accounting principles applied on a consistent basis in all material respects and that the proposed transaction may be consummated as a tax-free reorganization.

  9. Due Diligence. Parent shall have completed its due diligence review of the Company, including (at the option of Parent), but not limited to, one or more evaluations by an expert or experts in the Company's line of business, and the results of such review shall be satisfactory and acceptable to Parent in its reasonable judgment.

                                  ARTICLE XVI.

               CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

  The obligations of the Company hereunder are subject to the following conditions:

  1. Completed Transactions; Other Financial Matters. On or before February 1, 1996, Parent, and its counsel, shall provide to the Company, and its counsel, written evidence satisfactory to the Company and its counsel, in their sole discretion, that the following matters and items have been fully completed, executed and delivered to the reasonable satisfaction of the Company and its counsel:

   (a) Parent's balance sheet shall show that Parent has tangible net worth less non-current assets of at least $3,000,000, cash of at least $1,000,000 and no liabilities. Such Parent balance sheet will be prepared in accordance with generally accepted accounting principles consistently applied;

   (b) Parent shall have satisfied, in full, any debt owing to Branch, Bank & Trust and any and all outstanding accrued interest related thereto;

   (c) Parent shall have satisfied any and all indebtedness (including all fees and accrued interest) and other amounts payable to related parties;

   (d) Parent shall have satisfied any accrued rent obligations due and owing by Parent or its subsidiaries;

   (e) Parent shall have satisfied any outstanding trade payable and related accrued expenses;

   (f) Parent shall have paid all amounts due and owing to California Pro and any other affiliates of Parent; and

   (g) Subject to approval by Parent's shareholders, Parent shall have completed the sale of all existing trademark and related proprietary rights of Parent to Hutch Sports USA, Inc., and provided to Company and its counsel, executed definitive agreements with respect to such sale and transfer, and all appropriate Board and shareholder approvals from MacMark, Parent, and Hutch Sports USA, Inc. In addition, said transaction shall reflect Parent's accounting for such transaction to coincide with the balance sheet criteria required at Article XVI, paragraph 1, of this Agreement.

  2. Securities Outstanding; Registration Rights. Parent shall provide the Company, and its counsel, a current list and table of all outstanding securities of Parent, and all securities, notes, options, warrants and related instruments convertible into the common stock of the Parent, and any respective and related registration rights for such securities, as of each of the following dates:

   (a)   upon the execution and delivery of this Agreement;

   (b)   February 1, 1996; and

   (c)   upon the Closing Date.

  3. NASDAQ Maintenance and Listing. Upon execution of this Agreement, Parent shall certify, and on at least a monthly basis prior to Closing, confirm, its good standing and qualification with the various listing and maintenance requirements of the National Association of Securities Dealers Automated Quotron System ("NASDAQ"), and shall cooperate and assist the Company, and its counsel, in the modification of Parent's current listing with NASDAQ to coincide with the Closing of the transactions contemplated by this Agreement, including, but not limited to, a modification of the Parent's NASDAQ trading symbol. Parent shall also notify the Company within 24 hours if it learns of any matter which may threaten or otherwise affect its good standing and listing with respect to NASDAQ.

  4.   Affiliate "Lock-Up" Agreements.

       (a) Upon execution of this Agreement, each of Henry Fong and Equitex, Inc., a Delaware corporation, ("Equitex") shall execute and deliver requisite lock-up agreements with the Company to prohibit the sale, transfer, pledge, assignment or any other direct or indirect disposition, sale or transfer of Parent's Common Stock held by them, during the period from the date of execution hereof to the Closing Date, with such lock-up agreements to be substantially in the form of Exhibit E-1 attached hereto.

       (b) As of the Closing Date, each of Robert F. Olson, Henry Fong, and Equitex, shall execute and deliver requisite lock-up agreements with Parent, with such lock-up agreements to be substantially in the form of Exhibit E-2 attached hereto, to prohibit the sale, transfer, pledge, assignment or any other direct or indirect disposition, sale or transfer of Parent's Common Stock held by them, for a period of twelve (12) months following the Effective Date; provided, however, that any such lock-up agreement shall not preclude any secondary sales by them of Parent's Common Stock pursuant to any secondary public offering of Parent's Common Stock pursuant to a registration statement through any duly-licensed underwriter or broker-dealer; and provided further, however, that the foregoing sentence shall not include the disposition or sale by Equitex of those certain 325,000 shares, 47,000 warrants and 40,000 units representing Parent Securities purchased in the open market and held in an account located at R.J. Steichen & Co., Minneapolis, Minnesota, (the "Holdings"). The Holdings may be sold or otherwise disposed of by Equitex from time to time after the Effective Date only with the oral approval of one of the newly-appointed officers of Parent, with such consent not to be unreasonably withheld.

  The obligations of the Company hereunder are also subject to the additional conditions that, on or before the Closing Date, unless otherwise expressly indicated:

  5. Approval of the Reorganization. This Agreement and the consummation of the transactions contemplated hereby shall have been approved by the Boards of Directors and the shareholders of each of the Constituent Corporations. The votes required for approval will be governed by Minnesota law and the charter documents and bylaws of each of the Constituent Corporations.

  6. Dissenting Shares. Shareholders who exercise statutory dissenter's rights shall not aggregate more than 5% of the total outstanding shares of the Parent's Common Stock. Votes shall be solicited from shareholders by means of a proxy statement prepared in accordance with the proxy rules promulgated by the SEC under the Exchange Act.

  7. Compliance With This Agreement. Parent and Subsidiary shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with prior to or at the Effective Date and shall have satisfied in all material respects any due diligence review of the Company.

  8. No Injunction. On the Effective Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any one of them not be consummated as herein provided.

  9. No Litigation or Governmental Proceedings. No litigation or governmental action or proceeding shall be threatened or have been instituted and, at what would otherwise have been the time of filing of the Articles of Merger, remain pending by or before a court or other governmental body, agency or authority to restrain or prohibit the transactions contemplated by this Agreement, or which would have a material adverse effect on the business or financial condition of Parent.

  10. Statutory Requirements. All statutory requirements for the valid consummation by the Constituent Corporations of the transactions contemplated by this Agreement and the Articles of Merger shall have been fulfilled, including any requirements under federal securities laws. All authorizations, consents and approvals of all federal and state governmental agencies and authorities required to be obtained by this Agreement and the Articles of Merger shall have been obtained.

  11. Representations and Warranties to be True. The representations and warranties of Parent and Subsidiary herein contained shall be true and correct at the Closing Date with the same effect as though made at such time, except to the extent waived hereunder or affected by the transactions contemplated herein; Parent and Subsidiary shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to the Closing Date; and Parent shall have delivered to the Company and its counsel at least three (3) certificates of Parent, in form and substance satisfactory to the Company, dated the Closing Date and signed by Parent's Chairman, President and Chief Financial Officer to all such effects.

  12. Opinion of Legal Counsel of Parent. The Company shall have received from Ross & Hardies, legal counsel for Parent, a legal opinion, dated the Closing Date, in form and substance satisfactory to the Company, and its counsel, substantially to the effect that:

   (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the corporate power to carry on its business as now being conducted, and that, as of the Closing Date Parent has no operating subsidiaries either partially or wholly-owned;

   (b) this Agreement and the Articles of Merger have been duly executed and delivered by Parent and constitute the valid and binding obligations of Parent, and all actions required to be taken by Parent by law and by its Articles of Incorporation and Bylaws to authorize the Reorganization and the execution, delivery and performance of this Agreement and the Articles of Merger have been taken, and Parent has the corporate power to effect the Reorganization provided for in this Agreement and the Articles of Merger;

   (c) the numbers of authorized shares of Parent Common Stock, of issued and outstanding shares of Parent Common Stock, of issued and outstanding Parent Options, Warrants and convertible securities, as represented in this Agreement, all issued and outstanding Parent Common Stock and all Shares to be issued to the Company and its shareholders pursuant to this Agreement, have been duly authorized and validly issued, are fully paid and non-assessable, and all issued and outstanding Parent Options, warrants and convertible securities, have been duly authorized and validly issued, and are valid and binding obligations of Parent, enforceable in accordance with their terms;

   (d) to the best of such counsel's knowledge and belief, neither the execution and delivery by Parent of this Agreement or the Articles of Merger, nor compliance with the terms and provisions hereof or thereof, will materially conflict with, or result in a material breach of, any of the terms, conditions or provisions of any material agreement, contract or commitment listed herein, or of any judgment, order, decree, ruling, or injunction of any court or governmental authority applicable to Parent;

   (e) to the best of such counsel's knowledge and belief, all authorizations, consents, or approval of governmental authorities or agencies of the United States or of the State of Minnesota as are required in order to permit consummation by Parent and Subsidiary of the transactions contemplated by this Agreement have been obtained; and

   (f) to the best of such counsel's knowledge and belief, no litigation or governmental action or proceeding shall be threatened or have been instituted and remain pending by or before a court or other governmental body, agency or authority to materially restrain or prohibit the transactions contemplated by this Agreement, or which would, in any way, have a material adverse effect on the business or financial condition of Parent.

  In giving the foregoing opinion, such counsel may rely, as to matters of fact, upon certificates of Parent or public officials, and as to matters of law upon opinions of other counsel satisfactory to the Company and the Company's counsel, provided that Parent's counsel shall state that such counsel believes that it is justified in relying upon such certificates and opinions and delivers copies of them to the Company prior to the Closing Date.

  13. Opinion of Tax Counsel of Parent. The Company and its counsel shall have received from Ross & Hardies, tax counsel for Parent, a legal opinion, dated the Closing Date, in form and substance satisfactory to the Company, and its counsel, to the effect that the Reorganization shall qualify as a tax-free reorganization under Section 368(a) of the Code, with the following results:

   (a) no gain or loss will be recognized by the stockholders of the Company for tax purposes upon the exchange and conversion of their shares of Company Common Stock for shares of Parent Common Stock pursuant to the Reorganization;

   (b) the tax basis of the shares of Parent Common Stock received by each stockholder of the Company will be the same as the tax basis of the shares of Company Common Stock held by such stockholder immediately prior to the Reorganization;

   (c) the holding period of the shares of Parent Common Stock received by each stockholder of the Company will include the holding period of the shares of Company Common Stock held by such stockholder immediately prior to the Reorganization, provided that such stockholder held such shares of Company Common Stock as a capital asset on the date of the Reorganization; and

   (d) no gain or loss will be recognized by the Company for tax purposes in connection with the Reorganization.

  14. No Subsidiaries. Parent shall not have any operating subsidiaries or active business operations at the Effective Date of the Reorganization, except for the operation and business of the Subsidiary.

  15. Securities Outstanding. Parent shall have only one class of authorized capital stock outstanding (i.e., common stock) and such class shall not have more than 12,000,000 shares outstanding. Parent will have no issued and outstanding shares of its capital stock with any redemption rights or put rights. Except as described in paragraph 16 below, all other classes of capital stock of Parent, if any, will have been converted into common stock, or if not converted, will be treated as if converted, and included in and counted against the maximum permitted 12,000,000 shares of Parent Common Stock outstanding.

  16. Options and Warrants. Parent shall not have warrants, options or other convertible notes or securities to purchase Parent Common Stock outstanding in excess of 2,100,000 shares. Robert F. Olson, the Chief Executive Officer of the Company shall have the right, prior to Closing, to designate, on a share-for-share basis, the recipients of additional Parent $1.00 warrants or options, in Olson's sole discretion, to purchase Parent Common Stock (subject to the 2,100,000 maximum described herein) to the extent that the number of shares of outstanding Parent Common Stock then exceeds 11,500,000 (the "Olson Warrants"), including all convertible shares referenced below. All such shares subject to an option or warrant with exercise prices of less than $1.00 per share will be included in and counted against the maximum permitted 12,000,000 shares of Parent Common Stock outstanding on an as if converted basis.

  17. Delivery of Fairness Opinion. Parent shall have obtained a fairness opinion acceptable in form and substance to the Company, and its counsel, from Summit Investment Corporation, Minneapolis, Minnesota, the financial advisor to Parent, concluding that the Reorganization is fair, from a financial point of view, to the shareholders of Parent.

  18. NASDAQ Listing. At least ten (10) business days prior to the Closing Date, Parent will provide evidence to the Company and its counsel that it has satisfied, on a consolidated and post-merger basis, each of the initial listing criteria for NASDAQ SmallCap Market Securities, as set forth in the NASD Manual, Part II (Qualification Requirements for NASDAQ Stock Market Securities) found at Section 1(c) of Schedule D to the NASD Bylaws which include, without limitation: total assets of at least $4,000,000; capital and surplus (stockholders' equity) of at least $2,000,000; a minimum bid price of $3.00 per share; two registered and active market-makers; at least 300 holders of Parent common stock; at least 100,000 publicly held shares; and a market value of at least $1,000,000 for all such publicly held shares. Any payments to shareholders of Parent who exercise dissenter's rights shall not cause Parent to fail to satisfy such NASDAQ listing or maintenance criteria.

  19. Employment Contracts. Each of the members of the Company's management team designated by Robert F. Olson shall each have entered into Employment and Non-competition Agreements with Parent in a form satisfactory to such individual and his or her counsel.

  20. Indemnification Escrow. At least thirty (30) days prior to the Closing Date, the parties shall have executed a mutually satisfactory escrow agreement (the "Escrow Agreement") regarding the escrow account to be maintained at National City Bank, Minneapolis, Minnesota, for a term of three years, beginning on the Closing Date. The Escrow Agreement shall provide that Henry Fong shall have caused Equitex, Inc., on or before the Closing Date, to have deposited into the account established thereby (the "Escrow Account"), a number of the shares of common stock of Roadmaster Industries, Inc. (which shares shall be free of any encumbrance, pledge, voting arrangement or any other lien, claim, encumbrance or other agreement), with an aggregate market value of at least $1,000,000 as of the date of the opening of the Escrow Account (such shares to be hereinafter referred to as the "Escrowed Shares"). The Escrowed Shares (and the proceeds from any sale or disposition thereof) shall be used to indemnify the Parent, the Company and any of their respective officers, directors, employees and agents against any liabilities, losses, claims or damages incurred by them after the Closing of Reorganization arising out of any breach of representation, warranty or covenant of Parent, or any of its agents or affiliates, in connection with the Reorganization, or in any way arising out of the business, activities or operations of Parent or any of its predecessors. The Escrow Agreement shall further provide that during such three-year term, Mr. Fong shall, from time to time, be required to deposit additional shares of unrestricted Roadmaster common stock into the Escrow Account (and that Escrowed Shares shall be released from the Escrow Account) to the extent that the aggregate value of the Escrow Account shall (whether as a result of a change in market value of such stock or claims made upon such Escrow Account as determined at the end of each calendar month during the term of the Escrow Agreement) be less than or in excess of $1,000,000. The Escrow Agreement shall also provide that during the first twenty-four (24) months of its term, Mr. Fong shall promptly cause the Escrow Account to be replenished upon request by the Board of Directors of Parent, in its sole discretion, for up to an additional $1,000,000 in cash or unrestricted securities if, and to the extent that, the amount in such Escrow Account shall have been depleted by the payment of claims pursuant to the foregoing indemnification. In no event shall Mr. Fong be obligated to deposit or cause to be deposited into the Escrow Account (irrespective of whether such obligation to make additional deposits shall arise pursuant to depletion of the Escrow Account due to payment of indemnity claims, or due to changes in the market value of the Escrowed Shares) any amount in excess of $2,000,000 during the thirty-six (36) month term of such Escrow Agreement.

  21. SEC Filings. Within thirty (30) days prior to Closing, Parent shall have delivered to the Company and its counsel copies of all filings and other correspondence it has filed with, sent to, or received from, the SEC during the 24 months prior to the date hereof, including but not limited to, its Forms 10-K, 10-Q, 8-K and related matters.

  22. Auditors Examination; Tax-Free Reorganization. The Company's auditors shall have performed procedures with regard to the financial statements of Parent, including performing analytical procedures, comparison of results with prior audited results, and performing inquiry of appropriate management personnel, and shall be satisfied that the financial statements of Parent are presented in accordance with generally accepted accounting principles applied on a consistent basis in all material respects and that the proposed transaction may be consummated as a tax-free reorganization.

  23. Due Diligence. The Company and its counsel shall have completed their due diligence review of Parent, including (at the option of the Company), but not limited to, one or more evaluations by an expert or experts in Parent's line of business, and the results of such review shall be satisfactory and acceptable to the Company and its counsel in their reasonable judgment.

                                 ARTICLE XVII.

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

  From and after the Reorganization, all representations, warranties and covenants by the Constituent Corporations shall survive for five (5) years.

                                 ARTICLE XVIII.

                         CLOSING; DELIVERIES AT CLOSING

  1. Closing and Closing Date. The Closing shall be held, subject to performance of all agreements and conditions required by this Agreement, on the Closing Date. The Closing shall occur and be held at the offices of Oppenheimer Wolff & Donnelly, Plaza VII, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402-1609.

  2. Closing Deliveries by the Parent. At the Closing, on the Closing Date, the Parent shall:

   (a) deliver to the Company certificates dated as of the Closing Date from each of the Chairman, President and Chief Financial Officer of the Parent to the effect that all of the representations and warranties made by the Parent and Subsidiary pursuant to Article X hereof are true and correct in all material respects, that the Parent and subsidiary have not breached this Agreement and have performed all of their obligations hereunder and that all of the conditions to its obligations hereunder have been satisfied;

   (b) deliver to the Company the duly executed legal and tax opinions of the Parent's legal counsel described in Article XVI of this Agreement;

   (c)   execute and deliver to the Company the Articles of Merger;

   (d) execute and deliver to the Company all other documents, certificates, instruments and opinions required to be delivered to the Company under this Agreement or reasonably requested by the Company or the Company's legal counsel;

   (e) issue and deliver all of the Shares of the Parent's Common Stock required to be delivered pursuant to this Agreement to the Company's and its shareholders; and

   (f) deliver duly authorized Board of Directors resolutions in form and substance satisfactory to the Company granting the newly appointed Parent officers access to all existing Parent accounts, including, but not limited to, bank, money market, securities and other Parent accounts maintained at any financial institution.

  3. Closing Deliveries by the Company. At the Closing, on the Closing Date, the Company shall:

   (a) deliver to the Parent a certificate dated as of the Closing Date of the President of the Company to the effect that all of the representations and warranties made by the Company pursuant to Article XI hereof are true and correct in all material respects, that the Company has not breached this Agreement and has performed all of its obligations hereunder and that all of the conditions to its obligations hereunder have been satisfied;

   (b) deliver to the Parent the duly executed opinion of the Company's legal counsel described in Article XV of this Agreement;

   (c)   execute and deliver to the Parent the Articles of Merger;

   (d) execute and deliver to the Parent all other documents, certificates, instruments and opinions required to be delivered to the Parent under this Agreement or reasonably requested by the Parent or the Parent's legal counsel; and

   (e) deliver, for cancellation, all of the Company's outstanding common shares to Parent and Subsidiary pursuant to this Agreement.

                                  ARTICLE XIX.

                          TERMINATION AND ABANDONMENT

  Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time, before the Effective Date, whether before or after adoption or approval of this Agreement by the shareholders of the Constituent Corporations as follows, and in no other manner:

  1. By the mutual consent of the Boards of Directors of the Constituent Corporations;

  2. By the Company if, prior to the Effective Date, the conditions set forth in Article XVI shall not have been met;

  3. By the Parent if, prior to the Effective Date, the conditions set forth in Article XV shall not have been met; or

  4. By either Parent or Company, if the requisite approval of the shareholders of the Constituent Corporations shall not have been obtained on or before April 1, 1996, or if the Articles of Merger shall not have been filed as provided in Article I hereof on or before April 15, 1996.

                                  ARTICLE XX.

                                 MISCELLANEOUS

  1. Counterparts. The headings in this Agreement shall not affect in any way its meaning or interpretation. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be acceptable.

  2. Amendments. Any of the terms or conditions of this Agreement may be modified, or waived, at any time before the Effective Date by the party that is, or the shareholders of which are, entitled to the benefit thereof upon the authority of the Board of Directors of such party, provided that any such modification or waiver shall not, in the reasonable judgment of the party making it, materially adversely affect the benefits to such party or its shareholders intended under this Agreement.

  3. Arbitration. All claims, disputes, controversies, and other matters in question arising out of or relating to this Agreement or to the breach thereof ("Matters") and which cannot be amicably resolved by the parties shall be resolved by binding arbitration in accordance with procedures as follows:

   (a) Notice. If a party intends to initiate binding arbitration to resolve a Matter, that party shall provide written notice to the other party informing the other party of that intention and the Matter to be resolved. Within 10 business days after its receipt of that notice, the other party may, by written notice to the party initiating binding arbitration, add additional Matters to be resolved.

   (b) Binding Arbitration. Upon filing of a notice to initiate binding arbitration by either party, the parties shall choose a single arbitrator by mutual agreement within twenty (20) business days following the receipt of the original notice to initiate binding arbitration. If the parties are unable to agree on a mutually acceptable arbitrator within that twenty (20) period, the arbitrator shall be selected from a list of prospective arbitrators compiled and submitted to the parties by the American Arbitration Association. The party initiating the arbitration shall make the first strike and each party shall then in turn strike names from the prospective arbitrator list until one remains. The American Arbitration Association shall have no other involvement in any arbitration proceeding between the parties. No arbitrator shall be an employee, director or shareholder of either party or of an affiliate of either party. The selection of the arbitrator shall be final, subject to refusal for just cause or resignation or disability, in which event a successor arbitrator shall be selected using the procedures set forth in this paragraph.

   (c) Costs of Arbitration. The cost of arbitration proceedings, including without limitation, the arbitrator's compensation and expenses, hearing room charges, and court reporter transcript charges, shall be borne by the parties equally or otherwise as the arbitrator may determine. The arbitrator may award the party that substantially prevails part or all of its reasonable attorney's fees and costs incurred in connection with the arbitration. The arbitrator is specifically instructed to award attorney's fees and costs for instances of abuse of the discovery process.

   (d) Location of Proceedings. All arbitration proceedings shall be held in Minneapolis, Minnesota, unless the parties agree to another location.

   (e) Pre-hearing Discovery. The parties shall have the right to conduct and enforce pre-hearing discovery in accordance with the then current Federal Rules of Civil Procedure subject to these limitations:

       (1) Each party may serve one set of interrogatories for each Matter and the arbitrator shall have the right to limit the number of questions, including subparts, that may be included in each set. The parties acknowledge and agree that the intent of this provision, in part, is to streamline the discovery process. Accordingly, the parties shall use their reasonable best efforts to limit, and to encourage the arbitrator to limit, the number of the interrogatories served under this subsection;

       (2) Each party may depose the other party's expert witnesses who may be called to testify at the hearing, plus two fact witnesses as to each Matter without regard to whether they will be called to testify; and

       (3) Document discovery and other discovery shall be under the control of and enforceable by the arbitrator. Discovery disputes shall be decided by the arbitrator.

  The arbitrator is empowered:

       (1) To issue subpoenas to compel pre-hearing document or deposition discovery;

       (2)   To enforce the discovery rights and obligations of the parties;
   and

       (3) Otherwise to control the scheduling and conduct of the proceedings, including the establishment of the maximum time allocated to each party to present testimony or documentary evidence, conduct cross examination and present rebuttal testimony.

   (f)   Conduct of Arbitration.

       (1) Pre-Hearing Conference. Within thirty (30) days after selection of the arbitrator, the arbitrator shall hold a pre-hearing conference to establish schedules for completion of discovery, for exchange of exhibit and witness lists, for arbitration briefs, for the hearing, and to decide procedural matters and all other questions that may be presented.

       (2) Hearing Procedures. The hearing shall be conducted to preserve its privacy and to allow reasonable procedural due process, including the right to representation by counsel. Rules of evidence need not be strictly followed, and the hearing shall be streamlined:

         (a) Documents shall be self-authenticating, subject to valid objection by the opposing party;

         (b) Expert reports, witness biographies, and affidavits may be utilized, subject to the opponent's right of a live cross-examination of the witness in person;

         (c) Transcripts from depositions taken in connection with the Matter or Matters then under arbitration may be used without regard to the availability of the witness for live cross-examination. Other deposition transcripts may be used, but only subject to the terms of subparagraph F(2)(b) above;

         (d) Charts, graphs, and summaries may be utilized to present voluminous data, provided (i) that the underlying data was made available to the opposing party thirty (30) days prior to the hearing, and (ii) that the preparer of each chart, graph, or summary is available for explanation and live cross-examination in person;

         (e) The hearing shall be held on consecutive business days without interruption to the maximum extent practicable.

       (g) Governing Law. This arbitration provision shall be governed by, and all rights and obligations specifically enforceable under and pursuant to, the Federal Arbitration Act (9 U.S.C. Section 1, et seq.). Enforcement shall be sought only in a United States District Court of competent jurisdiction.

       (h) Consolidation. No arbitration shall include, by consolidation, joinder, or in any other matter, any additional person not a party to this Agreement, except by written consent of both parties containing a specific reference to this Agreement.

       (i) Award. At lease five (5) business days prior to the hearing, each party must submit in writing to the arbitrator and serve on the other party a proposed ruling on each matter to be resolved. The writing shall be limited to presenting the proposed rulings, and shall contain no argument or analysis of the facts or issues, and shall be limited to a maximum length as may be ordered by the arbitrator. The arbitrator may attempt to resolve any disputed Matter by proposing a compromise to the parties. If, however, the arbitrator does not propose a compromise or the arbitrator proposes a compromise and either or both of the parties fail to accept the compromise, the arbitrator shall rule on each disputed Matter within ten (10) days following the completion of the hearing. The ruling by the arbitrator on each disputed Matter shall adopt in its entirety the proposed ruling on that Matter as submitted by one of the parties. The arbitrator is empowered to render an award of general monetary damages, but is not empowered to award any additional damage award for willful infringement or any punitive damages. The award rendered by the Arbitrator (1) shall be final; (2) shall not constitute a basis for collateral estoppel as to any issue; and (3) shall not be subject to vacation or modification except as provided under the Federal Arbitration Act. Judgment may be entered upon the award in a United States District Court of competent jurisdiction.

       (j)   Confidentiality.   Except as otherwise required in applicable law
   or regulatory, the parties hereto shall maintain the substance of any proceedings hereunder in confidence and the arbitrator, prior to any proceedings hereunder, shall sign an agreement that the arbitrator will keep the substance of any proceedings hereunder in confidence.

  4. Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed to be properly given when personally delivered to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, properly addressed to the party entitled to receive such notice at the address stated below unless a party gives notice to all other parties of a different address:

   (a)   If to the Company:

         Mr. Robert Olson, Chief Executive Officer
         Technical Publishing Solutions, Inc.
         5500 Lincoln Drive, Suite 110
         Minneapolis, Minnesota 55436

             and

         Jeffrey J. Sjobeck, Chief Financial Officer
         Technical Publishing Solutions, Inc.
         5500 Lincoln Drive, Suite 110
         Minneapolis, Minnesota 55436

         with a copy to:

         Michael Bleck, Esq.
         Thomas J. Puff, Esq.
         Oppenheimer Wolff & Donnelly
         Plaza VII
         45 South Seventh Street
         Suite 3400
         Minneapolis, Minnesota 55402-1609

   (b)   and if to Parent:

         Henry Fong, Chairman
         MacGregor Sports and Fitness, Inc.
         8100 White Horse Road
         Greenville, SC 29611

             and

         Michael S. Casazza, President
         MacGregor Sports and Fitness, Inc.
         8100 White Horse Road
         Greenville, South Carolina 29611

         with copy to:

         C. Frederick LeBaron, Jr., Esq.
         Ross & Hardies
         Suite 2500
         150 North Michigan Avenue
         Chicago, Illinois 60601

  5. Subsidiary Compliance. Parent hereby agrees to cause the Subsidiary to comply with all of its obligations hereunder and to cause the Subsidiary to consummate the Merger and Reorganization as contemplated herein.

  6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts of law.

  7. Successors and Assigns. All agreements of each of the Constituent Corporations hereunder shall bind its successors and assigns.

  8. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  9. Headings. The Table of Contents and Headings of the articles and sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

  10. Entire Agreement. This Agreement and the Exhibits hereto set forth the entire agreement by and among the parties. Any prior conversations or writings of the parties in any way connected herewith are merged herein and extinguished.

  IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of each of the Constituent Corporations effective the day and year first above written.

MACGREGOR SPORTS AND FITNESS, INC.



By:    ________________________________
Its:   ________________________________


MG ACQUISITION                           TECHNICAL PUBLISHING SOLUTIONS,
SUBSIDIARY, INC.                         INC.


By:    ________________________________  By:   _____________________________
Its:   ________________________________  Its:  _____________________________

                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER

                 THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into this 20th day of March, 1996 by and among MACGREGOR SPORTS AND FITNESS, INC. ("Parent"), MG ACQUISITION SUBSIDIARY, INC. ("Subsidiary") and INTRANET INTEGRATION GROUP, INC. (formerly known as TECHNICAL PUBLISHING SOLUTIONS, INC.), (the "Company").


                              W I T N E S S E T H:
                 WHEREAS, Parent, Subsidiary and the Company are parties to that certain Agreement and Plan of Merger entered into on January 16, 1996 (the "Agreement"); and

                 WHEREAS, the parties desire to amend the Agreement as set forth herein.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 1. The first sentence of Article VI, Paragraph 2 of the Agreement is hereby amended in its entirety to read:

                          At the Effective Date, by virtue of the merger of the
                 Subsidiary with and into the Company, each share of Company Common Stock issued and outstanding shall be acquired by Parent and exchanged for Parent Common Stock, and each shareholder of the Company shall be entitled to receive for each one (1) share of Company Common Stock held of record on the Effective Date, 1.736 shares, subject to adjustment as summarized below, of Parent Common Stock, with the result that the shareholders of the Company shall hold in the aggregate at least 60% of the total outstanding shares of Parent Common Stock (calculated on a fully diluted basis assuming that the total outstanding shares of Parent include: all convertible securities of Parent on an as-if converted basis; all options and warrants exercisable at a price of less that $1.00 per share; and all Olson Warrants to be issued pursuant to Article XVI, paragraph 16).

                 2. Article VI, Paragraph 6 is hereby amended by deletion of the number, "2,100,000" in line 3 thereof, and insertion of the number "2,200,000" in place thereof.

                 3. Article XVI, Paragraph 16 is hereby amended by deletion of the number, "2,100,000" in each of lines 2 and 5 thereof, and insertion of the number "2,200,000" in place thereof.

                 4. Article XI, Paragraph 3 is hereby amended in its entirety to read:

                          3. Capitalization. The Company's capitalization consists of 100,000,000 authorized shares of Company Common Stock, of which 10,000,000 shares are issued and validly outstanding as of the date hereof. Each issued and outstanding share is validly issued, fully paid, non-assessable and is entitled to one (1) vote. The Company has granted, or committed to grant, options and warrants, as of the date hereof, to acquire, 3,315,780 and 156,750 shares, respectively, of the Company Common Stock and has reserved for issuance up to an additional 6,684,220 shares pursuant to a Company stock option plan. The number of such Company outstanding shares is subject to change prior to the Effective Date by reason of possible exercises of options and warrants and additional grants of Company options and warrants subject to the consent of Parent, with such consent not to be unreasonably withheld. All outstanding Company shares are free and clear of any encumbrance, pledge, voting arrangement or any other lien or agreement.

                 5. Article XIX, Paragraph 4 is hereby amended in its entirety to read:

                          By either Parent or Company, if the requisite
                 approval of the shareholders of the Constituent Corporations shall not have been obtained on or before May 31, 1996, or if the Articles of Merger shall not have been filed as provided in Article I hereof on or before June 7, 1996.

                 6. Exhibit E-1, Agreement Not to Sell, is hereby amended in its entirety and replaced by Appendix A attached hereto.

                 7. The Company agrees and acknowledges that Parent and its counsel have satisfactorily delivered the matters set forth in Article XVI, Paragraph 1 (a)-(g), Article X, Section 6(b), and Article X, Section 39, and further hereby agrees, acknowledges and confirms that as of the date hereof the Parent is in compliance, without default, with the requirements, terms and conditions of the Agreement.

                 8. All capitalized terms set forth herein shall have the meanings ascribed to them in the Agreement.

                 9. Except as amended hereby, the Agreement shall remain in full force and effect.

                 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


MACGREGOR SPORTS AND FITNESS, INC.


By:_______________________________
Its:______________________________

MG ACQUISITION SUBSIDIARY


By:_______________________________
Its:______________________________


INTRANET INTEGRATION GROUP, INC. (formerly known as TECHNICAL PUBLISHING SOLUTIONS, INC.)


By:_______________________________
Its:______________________________

                               AMENDMENT NO. 2 TO
                          AGREEMENT AND PLAN OF MERGER

     THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into this 31st day of May, 1996 by and among MACGREGOR SPORTS AND FITNESS, INC. ("Parent"), MG ACQUISITION SUBSIDIARY, INC. ("Subsidiary") and INTRANET INTEGRATION GROUP, INC. (formerly known as TECHNICAL PUBLISHING SOLUTIONS, INC.)(the "Company").

                              W I T N E S S E T H:

     WHEREAS, Parent, Subsidiary and the Company are parties to that certain Agreement and Plan of Merger entered into on January 16, 1996 (the "Agreement"); and

     WHEREAS, the parties have heretofore amended the Agreement as set forth in that certain Amendment No. 1 to Agreement and Plan of Merger dated March 20, 1996 ("Amendment No. 1"); and

     WHEREAS, the parties desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Article XIX, Paragraph 4 of the Agreement is hereby amended in its entirety to read:

                By either Parent or Company, if the requisite approval of the shareholders of the Constituent Corporations shall not have been obtained on or before July 15, 1996, or if the Articles of Merger shall not have been filed as provided in Article I hereof on or before July 22, 1996.

        2. The parties' execution of this Amendment No. 2 shall evidence the approval of the parties' respective Boards of Directors as specified in
Article IX with respect to setting a later date for the holding of the shareholders' meetings referenced in such Article.

        3. All capitalized terms set forth herein shall have the meanings ascribed to them in the Agreement.

        4. Except as amended hereby, the Agreement, as previously amended by Amendment No. 1, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


MACGREGOR SPORTS AND FITNESS, INC.


By:/s/
   ------------------------------
Its:Chairman
   ------------------------------


MG ACQUISITION SUBSIDIARY


By:/s/
   ------------------------------
Its:President
   ------------------------------


INTRANET INTEGRATION GROUP, INC. (formerly known as TECHNICAL PUBLISHING SOLUTIONS, INC.)


By:/s/
   ------------------------------
Its:President
   ------------------------------

                               AMENDMENT NO. 3 TO
                          AGREEMENT AND PLAN OF MERGER

     THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into this 2nd day of July, 1996 by and among MACGREGOR SPORTS AND FITNESS, INC. ("Parent"), MG ACQUISITION SUBSIDIARY, INC. ("Subsidiary") and INTRANET INTEGRATION GROUP, INC. (formerly known as TECHNICAL PUBLISHING SOLUTIONS, INC.)(the "Company").

                                  WITNESSETH:

     WHEREAS, Parent, Subsidiary and the Company are parties to that certain Agreement and Plan of Merger entered into on January 16, 1996 (the "Agreement"); and

     WHEREAS, the parties have heretofore amended the Agreement as set forth in that certain Amendment No. 1 to Agreement and Plan of Merger dated March 20, 1996 ("Amendment No. 1") and that certain Amendment No. 2 to Agreement and Plan of Merger dated May 31, 1996 ("Amendment No. 2"); and

     WHEREAS, the parties desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Article XIX, Paragraph 4 of the Agreement is hereby amended in its entirety to read:

          By either Parent or Company, if the requisite approval of the shareholders of the Constituent Corporations shall not have been obtained on or before July 31, 1996, or if the Articles of Merger shall not have been filed as provided in Article I hereof on or before August 9, 1996.

          2. The parties' execution of this Amendment No. 3 shall evidence the approval of the parties' respective Boards of Directors as specified in
Article IX with respect to setting a later date for the holding of the shareholders' meetings referenced in such Article.

          3. All capitalized terms set forth herein shall have the meanings ascribed to them in the Agreement.

          4. Except as amended hereby, the Agreement, as previously amended by Amendments Nos. 1 and 2, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


MACGREGOR SPORTS AND FITNESS, INC.


By:  /s/
    ---------------------------
Its: Chairman
    ---------------------------


MG ACQUISITION SUBSIDIARY


By:  /s/
    ---------------------------
Its: President
    ---------------------------


INTRANET INTEGRATION GROUP, INC. (formerly known as TECHNICAL PUBLISHING SOLUTIONS, INC.)


By: /s/
    ---------------------------
Its: Chief Financial Officer
    ---------------------------

                                                                       EXHIBIT E



                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                            INTRANET SOLUTIONS, INC.



                                   ARTICLE I.

The name of this Corporation shall be IntraNet Solutions, Inc. (the "Corporation").


                                  ARTICLE II.

The registered office of the Corporation in Minnesota shall be: 3400 Plaza VII, 45 South Seventh Street, Minneapolis, Minnesota 55402.


                                  ARTICLE III.

The aggregate number of shares of stock which the Corporation shall have authority to issue is fifty million (50,000,000) shares of common stock, $.01 par value.


                                  ARTICLE IV.

Shares of the Corporation acquired by the Corporation shall become authorized but unissued shares and may be reissued as provided in these Articles of Incorporation.


                                   ARTICLE V.

No shareholder of this Corporation shall have any cumulative voting rights.


                                  ARTICLE VI.

No shareholder of this Corporation shall have any preemptive rights by virtue of Section 302A.413 of the Minnesota Statutes (or similar provisions of future law) to subscribe for, purchase or acquire any shares of the Corporation of any class, whether unissued or now or hereafter authorized, or any obligations or other securities convertible into or exchangeable for any such shares.

                                  ARTICLE VII.

Any action required or permitted to be taken at a meeting of the Board of this Corporation may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors are present.


                                 ARTICLE VIII.

No director of this Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article shall not eliminate or limit the liability of a director to the extent provided by applicable law: (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 302A.559 or 80A.23 of the Minnesota Statutes, as amended; (iv) for any transaction from which the director derived an improper personal benefit; or (v) for any act or omission occurring prior to the effective date of this Article. If the Minnesota Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation in addition to the limitation and elimination of personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act, as so amended. No amendment to or repeal of this Article VIII shall apply to, or have any effect on, the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.


                                  ARTICLE IX.

The Corporation shall indemnify to the fullest extent permissible under the provisions of Chapter 302A of the Minnesota Statutes, as amended, (as now or hereafter in effect) any person made or threatened to be made a party to or witness in any threatened, pending, or completed civil, criminal, administrative, arbitration, or investigative proceeding, including a proceeding by or in the right of the Corporation by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, or by reason of the fact that such director or officer, while a director or officer of the Corporation, is or was serving at the request of the Corporation, or whose duties in that position involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan, against all judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements. Nothing contained herein shall affect any rights to indemnification to which employees or agents of the Corporation other than directors and officers may be entitled under the provisions of Chapter 302A of the Minnesota Statutes, as amended. Any repeal or modification of this
Article IX shall be prospective only, and shall not adversely affect any right to indemnification or protection of a director or officer of the Corporation existing at the time of such repeal or modification. No amendment to or repeal of this Article shall apply to or have any effect on the liability of or alleged liability of any director or the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                   ARTICLE X.

The shareholders of this Corporation may, by a majority vote of all shares issued, outstanding and entitled to vote:

         1. Authorize the Board of Directors to sell, lease, exchange or otherwise dispose of all, or substantially all, of its property and assets, including its goodwill, upon such terms and conditions and for such consideration, which may be money, shares, bonds, or other instruments for the payment of money or other property, as the Board of Directors deems expedient and in the best interests of the Corporation;

         2. Amend the Articles of Incorporation of this Corporation for any reasons or lawful purpose, and in the event that any such amendment adversely affects the rights of holders of shares of such different classes, the affirmative vote of a majority of each such class shall be sufficient to adopt the amendment; and

         3. Adopt and approve an agreement of merger or consolidation presented to them by the Board of Directors

AS APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF MACGREGOR SPORTS & FITNESS, INC. EFFECTIVE JANUARY 16, 1996.

                                   EXHIBIT F

               Fairness Opinion of Summit Investment Corporation

March 20, 1996

Board of Directors
MacGregor Sports and Fitness, Inc.
8100 White Horse Road
Greenville, SC 29611



Gentlemen:

MacGregor Sports and Fitness, Inc. ("MSF") and Technical Publishing Solutions, Inc. (the "Company") have entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which it is proposed that the Company will be merged with MSF in a transaction (the "Merger") in which each share of the Company common stock will be exchanged for 1.736 shares (the "Exchange Ratio") of the common stock of MSF. You have asked us whether, in our opinion, the proposed Exchange Ratio is fair to MSF and its stockholders from a financial point of view

Summit Investment Corporation ("Summit"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, initial and secondary underwritings, private placements and valuations for estate, corporate and other purposes

In developing our opinion, we have, among other things:

1. Reviewed a copy of the Agreement dated January 16, 1996 and a copy of Amendment No. 1 to the Agreement dated March 20, 1996;

2. Reviewed a draft of the preliminary Proxy Statement relating to the special meeting of the stockholders of MSF to be held in connection with the Merger;

3. Reviewed MSF's financial statements for the three fiscal years ended July 31, 1995 including annual reports on Form 10-KSB; MSF Form 10-QSB and the related unaudited financial statements for the six month period ended January 31, 1996; and MSF's pro forma balance sheet as of January 31, 1996;

4. Discussed with MSF's management the business, results of operations and future prospects of MSF, absent the Merger or any other transaction;

5. Reviewed the reported market price and trading volume for the common shares of MSF,

6. Reviewed the Company's unaudited financial statements for the nine month period ended December 31, 1995; the Company's audited financial statement for the fiscal year ended March 31, 1995 and the Company's unaudited financial statements for the three fiscal years ended March 31, 1994;

7. Compared the Company's results of operations and financial condition with those of certain publicly held companies which we deemed to be reasonably comparable to the Company;

8. Reviewed the financial terms of certain business combinations involving companies which we deemed to be reasonably comparable to the Company;

9. Discussed with the Company's management the business, results of operations and future prospects, including certain projected financial information, of the Company; and

10. Conducted such other studies, analyses and inquiries as we deemed appropriate.

In our review and analysis, and in arriving at our opinion, we have relied upon and assumed the completeness and accuracy of all the factual, historical, financial and other information and data publicly available or furnished to us by or on behalf of MSF and the Company. We have assumed that the financial projections provided to us were reasonably prepared on bases reflecting the best currently available estimates and judgements of the senior management of the Company. We express no opinion as to the price at which the MSF common stock will trade subsequent to the Merger. We have made a physical inspection of certain of the properties or assets of the Company, however we have not made or been provided with an independent appraisal of the assets or liabilities of the Company. Our opinion is necessarily based on economic, stock market and other conditions as they exist and can be evaluated as of the date hereof.

This opinion has been prepared solely for the use of the Board of Directors of MSF and, without our prior written consent, is not to be quoted or referred to, in whole or in part, in connection with the offering or sale of securities, nor shall this letter be used for any other purpose, other than in connection with the Proxy Statement of MSF relating to the Merger of which such Proxy Statement forms a part.

Based upon our analysis and review and subject to the assumptions we have stated, we are of the opinion that, as of the date hereof, the proposed Exchange Ratio pursuant to the Agreement is fair, from a financial point of view, to MSF and its stockholders.

                                                Very truly yours,



                                              SUMMIT INVESTMENT CORPORATION

                                   EXHIBIT G

                  Dissenter's Rights Pursuant to Minnesota Law

                          MINNESOTA STATUTES ANNOTATED
                                  CORPORATIONS
                      CHAPTER 302A. BUSINESS CORPORATIONS
                              SHARES; SHAREHOLDERS

302A.473.  Procedures for asserting dissenters' rights

  Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

          (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

          (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

          (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

          Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

          Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

          Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

          (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

          (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

          (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

          (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

          (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

          Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

          (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

          (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

          (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

          (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

          (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

          Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

          Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of his state may be served by registered or certified mail or by
publication as provided by law.   Except as otherwise provided, the rules of
civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

          Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

          (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

          (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                          MINNESOTA STATUTES ANNOTATED
                                  CORPORATIONS
                      CHAPTER 302A. BUSINESS CORPORATIONS
                              SHARES; SHAREHOLDERS

302A.471.  Rights of dissenting shareholders

          Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

          (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

          (1)         alters or abolishes a preferential right of the shares;

          (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

          (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

          (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

          (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

          (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

          (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

          (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

          Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

          (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

          Subd. 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

          Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

                                                                    EXHIBIT H


                            INTRANET SOLUTIONS, INC.

                           1994-1997 STOCK OPTION AND

                               COMPENSATION PLAN


     1. Purpose. The purpose of this 1994-1997 Stock Option and Compensation Plan (the "Plan") of IntraNet Solutions, Inc. (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $.01 par value, of the Company ("Common Stock"), monetary payments, or both on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company, or the entire Board of Directors, until such time as a stock option committee is formed. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and any action so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation of officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers' participation must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8);
(e) performance shares (section 9); and (f) cash awards (section 10).

     5. Shares Subject to the Plan.

           5.1. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 10,000,000 shares of $.01 par value Common Stock.

           5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

           5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARS, performance shares, restricted stock or stock awards may be in the form of authorized and unissued shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

           6.1. Price. The option price per share shall be determined by the Committee subject to adjustment under Section 11.6.

           6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

           6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4. the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

           6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

           6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

                 (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000;

                 (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                 (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the stockholders.

                 (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

                 (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                 (f) No Incentive Stock Options shall be granted to any
            participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     7. Stock Appreciation. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4.  A SAR may be granted (a) with
respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

           7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

           7.2. Duration.  Subject to earlier termination as provided in
      Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

           7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to
      Section 7.4.

           7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
      Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

                 (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

                 (b) the Fair Market Value of a share of Common Stock on the exercise date.

           In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

           8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

           8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

           8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                 (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                 (b) a requirement that the holder of shares of restricted
            stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                 (c) such other conditions or restrictions as the Committee may deem advisable.

           8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

           "The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1994-1997 Stock Option and Compensation Plan of IntraNet Solutions, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company."

           8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

           8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

           9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulae established in the award.

           9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

           9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

           9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion, may determine what portions, if any, of the performance shares should be paid to the participant.

     10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee deems appropriate.

     11. General.

           11.1. Effective Date. The Plan will become effective upon its approval by a majority of the outstanding shares of Common Stock of the Company at a meeting of stockholders duly called and held. Unless approved within one year after the date of the Plan's adoption by the Committee or by the Board of Directors, the Plan shall not be effective for any purpose.

           11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

           11.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

           11.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

           11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary:

                 (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common
           Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

           11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

           11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

           11.8. Withholding.

                 (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                 (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                 (c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

           11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

           11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

           11.11. Amendment of the Plan. The Committee or the Board of Directors may amend or discontinue the Plan at any time.
      However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6: (a) change or impair, without the consent of the recipient, an Incentive previously granted; (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan; (c) materially increase the benefits which may be granted under the Plan; (d) materially modify the requirements as to eligibility for participation in the Plan; or (e) materially increase the benefits accruing to participants under the Plan.

           11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary: (1) the restrictions on all shares of restricted stock shall lapse immediately;
      (2) all outstanding options and SARs will become exercisable immediately; and (3) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Committee or the Board of Directors of the Company, any of the following events occur unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

                 (1) any person or group of persons becomes the beneficial
            owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

                 (2) a majority of the members of the Board of Directors of the
            Company is replaced within the period of less than two years by directors not nominated and approved by the Board of Directors; or

                 (3) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

           For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a
      Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of the provision in (1) above the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

           For purposes of this Section 11.12, "Continuing Directors" are directors: (a) who were in office prior to the time that any of the provisions in (1), (2) or (3) above occurred or any person who has publicly announced an intention to acquire 20% or more of any equity security of the Company; (b) directors in office for a period of more than two years; and (c) directors nominated and approved by the existing Continuing Directors.

           11.13. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market system) ("NASDAQ") on the applicable date, or if the Company's Common Stock has not yet been listed on the Exchange, the Board of Directors may determine an alternate methodology to determine "Fair Market Value." If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ.

- --------------------------------------------------------------------------------

                                      PROXY
                        MACGREGOR SPORTS & FITNESS, INC.


                 SPECIAL MEETING OF STOCKHOLDERS, JULY 30, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          Henry Fong and Michael S. Casazza and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the special meeting of stockholders of MacGregor Sports & Fitness, Inc., to be held on July 30, 1996, or any adjournment(s), postponement(s), or other delay(s) thereof (the "Special Meeting"), all shares of stock of MacGregor Sports & Fitness, Inc., which the undersigned is entitled to vote at the Special Meeting.



          UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.


 (1) A proposal to sell the rights to use the MacGregor trademark and various related trademarks to
     Hutch Sports USA, Inc.
     / /  FOR                                      / /  AGAINST                                  / /
     A proposal to approve and ratify the Agreement and Plan of Merger, as amended, attached to the
 (2) Proxy Statement (the "Proxy Statement") of MacGregor Sports & Fitness, Inc., dated January 16,
     1996, as Exhibit D, and to approve the Merger of MG Acquisition Subsidiary, Inc., a wholly owned subsidiary of MacGregor Sports & Fitness, Inc., with and into IntraNet Integration Group, Inc., as a result of which the current stockholders of IntraNet Integration Group, Inc., will receive approximately 18,000,000 shares of the common stock of MacGregor Sports & Fitness, Inc.
     / /  FOR                                      / /  AGAINST                                  / /
     A proposal to amend and restate the Articles of Incorporation of MacGregor Sports & Fitness,
 (3) Inc., the result of which will be to (i) change the Corporation's name from "MacGregor Sports &
     Fitness, Inc.," to "IntraNet Solutions, Inc."; (ii) revoke the right of MacGregor Sports &
     Fitness, Inc., to issue any class of capital stock other than common stock, and (iii) to change the par value of the common stock from $0.02 to $0.01 per share.
     / /  FOR                                      / /  AGAINST                                  / /
 (4) A proposal to elect the following nominees as Directors to serve in such capacities until their successors are duly elected and qualified:
        Robert F. Olson, Henry Fong, Jeffrey J. Sjobeck, Ronald E. Eibensteiner, David D. Koentopf
      (AUTHORITY TO VOTE FOR ANY NOMINEE(S) MAY BE WITHHELD BY LINING THROUGH THE NAME(S) OF ANY SUCH
                                               NOMINEE(S)).
     / /  FOR                                      / /  WITHHOLD AUTHORITY FOR ALL


           (continued, and to be signed and dated, on the other side)
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                           (continued from other side)

 (5) A proposal to approve and ratify a new 1994-1997 Stock Option Plan for MacGregor Sports &
     Fitness, Inc., in the form attached to the Proxy Statement as Exhibit H.
     / /  FOR                                      / /  AGAINST                                  / /
 (6) A proposal to ratify the selection of Lund Koehler Cox & Company PLLP to audit the consolidated financial statements of the Corporation for the fiscal years ending March 31, 1997, and March 31,
     1998.
     / /  FOR                                      / /  AGAINST                                  / /
 (7) A proposal to adjourn the Meeting to a later date to permit further solicitation of proxies in the event an insufficient number of shares of MacGregor Common Stock are present, in person or by proxy, at the Meeting to approve the Merger Agreement and all of the matters summarized above.




                                            Please sign exactly as the
                                            name of the stockholder
                                            appears on the stock
                                            certificate, date and return.
                                            If shares are held by joint
                                            tenants, both should sign.
                                            When signing as attorney,
                                            executor, administrator,
                                            trustees or guardian, please
                                            give full title as such. If a
                                            corporation please sign in
                                            full corporate name by
                                            president or other authorized
                                            officer. If a partnership,
                                            please sign in partnership
                                            name by authorized person.


                                            Date:

                                            Sign Here:

                                            ------------------------------

                                             Signature (if held jointly)

                                            ------------------------------
                                            Capacity (Title of Authority,
                                               i.e., Executor, Trustee)

                                            PLEASE SIGN, DATE AND MAIL
                                            YOUR PROXY TODAY
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